UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
(Rule 14a-101)

SCHEDULE 14A INFORMATION
Revised Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.)

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☒	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only
☐	Definitive Proxy Statement		(as permitted by Rule 14a-6(e)(2))
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

NetSol Technologies, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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NetSol Technologies, Inc.
23901 Calabasas Road, Suite 2072
Calabasas, CA 91302
Phone: (818) 222-9195
Fax: (818) 222-9197

August __, 2006

To Our Stockholders:

We cordially invite you to attend a special meeting of stockholders to be held at 10:00 a.m. on September 6, 2006 at the offices of NetSol Technologies, Inc., 23901 Calabasas Road, Suite 2072, Calabasas, CA 91302. The office phone number is 818-222-9195.

At the special meeting, you will be asked to consider and vote upon a proposal, to approve the full issuance and exercise of: (i) shares of common stock underlying convertible notes; (ii) shares of common stock underlying shares of preferred stock; (iii) shares of common stock as a dividend payable or redemption under the terms of the preferred stock; (iv) and, upon exercise of the warrants all issued as part of a financing in the amount of $5.5 million (the “Financing”). The financing, consisting of convertible notes, which are in an aggregate principal amount of $5.5 million and bear interest at the rate of 12%, were issued on June 15, 2006 and are due on June 15, 2007. A detailed discussion of this proposal starts on page 20 of this proxy.

You will also be asked to approve the amendment of the articles of incorporation of the Company to permit the board of directors to designate the rights and privileges of the Company’s preferred stock by resolution as permitted by Nevada Revised Statutes 78.1955. A detailed discussion of this proposal starts on page 58 of this proxy.

Additionally, you will be asked to act on such other business as may properly come before the special meeting.

This is your opportunity as a shareholder to exercise your vote in the best interests of your Company.

Whether or not you attend the Special meeting, it is important that your shares be represented and voted at the meeting. Therefore, I urge you to promptly vote and submit your proxy card in the postage paid envelope as soon as possible.

Your participation in the special meeting, via proxy or in person, is important and allows you a voice in determining the future of your Company.

Enclosed is a notice of special meeting and proxy statement containing detailed information concerning the business to be conducted at the meeting. Whether or not you plan to attend the special meeting, we urge you to read this material carefully. On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the Company. We look forward to seeing you at the meeting.

Sincerely,

Najeeb U. Ghauri   Naeem U. Ghauri
Chairman of the Board Chief Executive Officer

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To be held September 6, 2006

TO THE STOCKHOLDERS OF NETSOL TECHNOLOGIES, INC.

NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders, including any adjournments or postponements thereof, of NetSol Technologies, Inc. (the "Company"), will be held on September 6, 2006 at 10:00 a.m. local time at the offices of the Company located at 23901 Calabasas Road, Suite 2072, Calabasas, CA 91302 for the following purposes:

1.
To consider and vote upon a proposal, to approve the full issuance and exercise of: (i) shares of common stock underlying convertible notes; (ii) shares of common stock underlying shares of preferred stock; (iii) shares of common stock as a dividend payable or redemption under the terms of the preferred stock; (iv) and, shares of common stock upon exercise of the warrants in full without any limitations on the number of shares to be issued, all issued as part of a financing in the amount of $5.5 million (the “Financing”). The financing, consisting of convertible notes, which are in an aggregate principal amount of $5.5 million and bear interest at the rate of 12%, were issued on June 15, 2006 and are due on June 15, 2007;

2.
To consider and vote on the amendment of our articles of incorporation to permit the board of directors to designate the rights and privileges of the Company’s authorized preferred stock by resolution; and

3.	To consider such other matters as may properly come before the Special Meeting.

The proceeds of the Financing were used to fund the initial payment of the McCue Systems, Inc. acquisition; to fund the final cash portion of the payment to former CQ Systems, Ltd. shareholders as part of the acquisition of CQ Systems, Ltd. (now NetSol-CQ) by the Company; and, for working capital. The Company is not seeking approval of either the McCue Systems, Inc. or CQ Systems, Ltd. acquisition in this proxy. However, a detailed discussion of McCue Systems, Inc. and NetSol-CQ is contained in the proxy beginning on pages 42 and 60 respectively.

In connection with the Financing, we seek approval from the shareholders of an issuance of common stock which exceeds 20% of our issued and outstanding common stock as of May 5, 2006. Should stockholder approval of the issuance of the shares of common stock upon conversion of the notes and preferred stock and exercise of the warrants not be obtained, the convertible notes would only be converted into and the exercise of warrants would only be permitted to the extent that such conversion and exercise would not, when aggregated with the McCue Systems, Inc. transaction, result in an issuance of 20% or more of the issued and outstanding shares, excluding treasury shares, of common stock as of May 5, 2006.

Only stockholders of record as shown on the books of the Company at the close of business on July 7, 2006, the record date and time fixed by the Board of Directors, will be entitled to vote at the meeting and any adjournment thereof.

By order of the Board of Directors
NetSol Technologies, Inc.

Naeem Ghauri
Chief Executive Officer

August ___, 2006
Calabasas, California

TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON. STOCKHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY DESIRE.

NetSol Technologies, Inc.
23901 Calabasas Road Suite 2072
Calabasas, CA 91302

TABLE OF CONTENTS

PROXY STATEMENT GENERAL INFORMATION	8
Solicitation of Proxies	8
Voting and Revocation of Proxies	8
Voting Securities and Principal Holders Thereof	9
Interests of Persons in Matters to be Acted Upon	10
Voting at the Meeting	10
Returned Proxy Cards Which Do Not Provide Voting Instructions	10
Shares Held in Street Name	10
Changing Your Vote	10

QUESTIONS AND ANSWERS ABOUT THE MATTERS SUBJECT TO VOTE	12

SELECTED HISTORICAL AND PRO FORMA COMBINED FINANCIAL DATA	14

APPROVAL TO ISSUE THE AMOUNT OF SHARES OF COMMON STOCK UPON CONVERSION OF THE PREFERRED SHARES; AS DIVIDENDS OR REDEMPTION UNDER THE TERMS OF THE PREFERRED SHARES; ON EXERCISE OF WARRANTS	20
Introduction	20
Description of the Financing	20
Description of Securities	21
The McCue Acquisition	22
The CQ Acquisition	24
Nasdaq Listing Requirements and the Necessity of Stockholder Approval	24
Required Vote	25
Recommendation of the Board of Directors	25

INFORMATION ABOUT NETSOL TECHNOLOGIES, INC.	26
The Business	26
Legal Proceedings	27
Market for Registrant’s Common Equity and Related Stockholder Matters	27
Management’s Discussion and Analysis or Plan of Operations	28
Change in Financial Condition	32
Quarter Ended March 31, 2006 as Compared to Quarter Ended March 31, 2005	32
Nine Month Period Ended March 31, 2006 as Compared to Nine Month Period ended March 31, 2005	35
Liquidity and Capital Resources	37
The Year Ended June 30, 2005 as Compared to the Year Ended June 30, 2004	39
Liquidity and Capital Resources	41
Dividends and Redemption	42
Changes in and Disagreements with Accountants on Accounting and Financial Disclosures	42

INFORMATION ABOUT MCCUE SYSTEMS, INC.	42
The Business	42
Selected Historical Financial Data	43
Management’s Discussion and Analysis or Plan of Operations	44
Change in Financial Condition	47
Three Months Ended March 31, 2006 as Compared to the Three Months Ended March 31, 2005	47
Liquidity and Capital Resources	47
The Year Ended December 31, 2005 as Compared to the Year Ended December 31, 2004	48
Liquidity and Capital Resources	49
Changes in and Disagreements with Accountants on Accounting and Financial Disclosures	50

INFORMATION ABOUT CQ SYSTEMS, LTD.	50
The Business	50
Selected Historical Financial Data	50
Management’s Discussion and Analysis or Plan of Operations	52
Change in Financial Condition	55
Nine Months Ended December 31, 2004 as Compared to the Nine Months Ended December 31, 2003	55
Liquidity and Capital Resources	56
The Year Ended March 31, 2004 as Compared to the Year Ended March 31, 2003	56
Liquidity and Capital Resources	57
Changes in and Disagreements with Accountants on Accounting and Financial Disclosures	57

APPROVAL TO AMEND THE ARTICLES OF INCORPORATION OF THE COMPANY TO PERMIT THE BOARD OF DIRECTORS TO DESIGNATE BY RESOLUTION ACCORDING TO NEVADA REVISED STATUTES 78.1955 THE POWERS, PREFERENCES AND RELATIVE RIGHTS OF PREFERRED STOCK AND QUALITIFCATIONS, LIMITATIONS AND RESTRICTIONS THEREOF	58

INDEX TO FINANCIAL STATEMENTS	60

ANNEXES
A	CONVERTIBLE NOTE AND WARRANT PURCHASE AGREEMENT
B	12% CONVERTIBLE NOTE
C	COMMON STOCK PURCHASE WARRANT
D	INVESTORS RIGHTS AGREEMENT
E	FORM OF 7% CUMULATIVE CONVERTIBLE PREFERRED STOCK

PROXY STATEMENT GENERAL INFORMATION

SOLICITATION OF PROXIES

This Proxy Statement is furnished to holders of the common stock, par value $.001 per share, of NetSol Technologies, Inc., a Nevada corporation (the "Company"), in connection with the solicitation by the Company's Board of Directors of proxies for use at the Company's Special Meeting of Stockholders (the "Special Meeting") to be held on September 6, 2006 at 10:00 a.m. local time at the offices of the Company located at 23901 Calabasas Road, Suite 2072, Calabasas, CA 91302. The purpose of the Special Meeting and the matters to be acted on there are set forth in the accompanying Notice of Special Meeting of Stockholders.

The Special Meeting has been called for the purpose of the following:

1. To consider and vote upon a proposal, to the extent required by and for purposes of NASD Marketplace Rule 4350(i), to approve the full issuance and exercise of: (i) shares of common stock underlying convertible notes; (ii) shares of common stock underlying shares of preferred stock; (iii) shares of common stock as a dividend payable or redemption under the terms of the preferred stock; (iv) and, shares of common stock upon exercise of the warrants in full without any limitations on the number of shares to be issued, all issued as part of a financing in the amount of $5.5 million (the “Financing”). The financing, consisting of convertible notes, which are in an aggregate principal amount of $5.5 million and bear interest at the rate of 12%, were issued on June 15, 2006 and are due on June 15, 2007.

2. To amend the articles of incorporation to permit the board of directors to designate the rights and privileges of the Company’s authorized preferred stock pursuant to Nevada Revised Statutes Section 78.1955.

3. To consider such other matters as may properly come before the Special Meeting.

The board of directors solicits the accompanying proxy to those stockholders of record as of the close of business on July 7, 2006. These materials are expected to be first mailed to stockholders on or about August 7, 2006. The cost of making the solicitation includes the cost of preparing and mailing the Notice of Special Meeting, Proxy Statement, proxy card and the payment of charges made by brokerage houses and other custodians, nominees and fiduciaries for forwarding documents to stockholders. In certain instances, directors and officers of the Company may make special solicitations of proxies either in person, telephone or by mail. Expenses incurred in connection with special solicitations are expected to be nominal. The Company will bear all expenses incurred in connection with the solicitation of proxies for the Special Meeting.

VOTING AND REVOCATION OF PROXIES

A stockholder giving a proxy on the enclosed form may revoke it at any time prior to the actual voting at the Special Meeting by filing written notice of the termination of the appointment with an officer of the Company, by attending the Special Meeting and voting in person or by filing a new written appointment of a proxy with an officer of the Company. The revocation of a proxy will not affect any vote taken prior to the revocation. Unless a proxy is revoked or there is a direction to abstain on one or more proposals, it will be voted on each proposal and, if a choice is made with respect to any matter to be acted upon, in accordance with such choice. If no choice is specified, the proxies intend to vote the shares represented thereby to approve Proposals No. 1 and 2 as set forth in the accompanying Notice of Special Meeting of Stockholders, and in accordance with their best judgment on any other matters that may properly come before the Special Meeting.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

As of July 6, 2006, there were 16,169,982 shares of common stock issued and outstanding. Common stock is the only class of outstanding voting securities as of that date. Each share of common stock is entitled to one vote.

The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock, its only class of outstanding voting securities as of July 6, 2006, by (i) each person who is known to the Company to own beneficially more than 5% of the outstanding Common Stock with the address of each such person, (ii) each of the Company's present directors and officers, and (iii) all officers and directors as a group:
		Percentage
Name and	Number of	Beneficially
Address	Shares(1)(2)	owned(5)

Najeeb Ghauri (3)	2,412,650	14.92%
Naeem Ghauri (3)	2,261,367	13.98%
Salim Ghauri (3)	2,377,416	14.70%
Jim Moody (3)	183,000	*
Eugen Beckert (3)	178,900	*
Shahid Javed Burki (3)	204,000	*
Derek Soper (3)	243,000	*
Patti McGlasson (3)	125,000	*
Tina Gilger(3)	61,731	*
Aqeel Karim Dhedhi (4)	870,067	5.38%
The Tail Wind Fund Ltd.(6)(7)	1,600,828	9.90%
All officers and directors
as a group (nine persons)	8,047,064	49.76%

* Less than one percent

(1) Except as otherwise indicated, the Company believes that the beneficial owners of the common stock listed below, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities.

(2) Beneficial ownership is determined in accordance with the rules of the Commission and generally includes voting or investment power with respect to securities. Shares of common stock relating to options currently exercisable or exercisable within 60 days of July 6, 2006 are deemed outstanding for computing the percentage of the person holding such securities but are not deemed outstanding for computing the percentage of any other person. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares shown as beneficially owned by them. Includes shares issuable upon exercise of options exercisable within 60 days as follows: Mr. Najeeb Ghauri, 1,900,000; Mr. Naeem Ghauri, 1,910,000; Mr. Salim Ghauri, 1,900,000; Mr. Jim Moody, 150,000; Mr. Eugen Beckert, 135,000; Mr. Shahid Burki, 150,000; Mr. Derek Soper, 200,000; Ms. Tina Gilger, 60,000; and Ms. Patti McGlasson, 100,000.

(3) Address c/o NetSol Technologies, Inc. at 23901 Calabasas Road, Suite 2072, Calabasas, CA 91302.

(4) Address: 605 Continental Trade Center, Khaybran-E-Iqbal, Karachi, Pakistan.

(5) Shares issued and outstanding as of July 6, 2006 were 16,169,982.

(6) Address: The Bank of Nova Scotia Trust Company (Bahamas) Ltd., Windermere House, 404 East Bay Street, P.O. Box SS-5539, Nassau, Bahamas. Tail Wind Advisory & Management Ltd., a UK corporation authorized and regulated by the Financial Services Authority of Great Britain (“TWAM”), is the investment manager for The Tail Wind Fund Ltd., and David Crook is the CEO and controlling shareholder of TWAM. Each of TWAM and David Crook expressly disclaims any equitable or beneficial ownership of the shares being referred to hereunder and held by The Tail Wind Fund Ltd

(7) Subject to the Ownership Limitation (defined below), The Tail Wind Fund Ltd. (“Tail Wind”) would own a total of 2,500,001 shares of Common Stock, including 1,666,667 shares of Common Stock issuable upon conversion of $2,750,000 in principal amount of the issuer’s 12% Convertible Notes due June 15, 2007 (“Notes”) issued to Tail Wind on June 21, 2006, and (ii) 833,334 shares of Common Stock issuable upon exercise of Warrants issued to Tail Wind on such date (“Warrants”). In accordance with Rule 13d-4 under the Securities Exchange Act of 1934, as amended, because the number of shares of Common Stock into which the Reporting Person's Notes and Warrants are convertible and exercisable is limited, pursuant to the terms of such instruments, to that number of shares of Common Stock which would result in the Reporting Person having beneficial ownership of 9.9% of the total issued and outstanding shares of Common Stock (the "Ownership Limitation"), Tail Wind Fund Ltd. disclaims beneficial ownership of any and all shares of Common Stock that would cause the Reporting Person's beneficial ownership to exceed the Ownership Limitation. In accordance with the Ownership Limitation, Tail Wind, based upon 16,169,982 shares of common stock outstanding, beneficially owns 2,500,001 shares of Common Stock and disclaims beneficial ownership of 899,173 shares of Common Stock.

INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director of executive officer holds a substantial interest, either directly or indirectly, in any matter to be acted upon.

VOTING AT THE MEETING

Only stockholders of record at the close of business on July 7, 2006 are entitled to notice of and to vote at the Special Meeting or any adjournments thereof. Each share of Common Stock is entitled to one vote on the matters to be presented at the Special Meeting.

A majority of the votes entitled to be cast on matters to be considered at the Special Meeting, present in person or by proxy, will constitute a quorum at the Special Meeting. If a share is represented for any purpose at the Special Meeting, it is deemed to be present for all other matters. Abstentions and broker nonvotes will be counted for purposes of determining the presence or absence of a quorum. "Broker nonvotes" are shares held by brokers or nominees which are present in person or represented by proxy, but which are not voted on a particular matter because instructions have not been received from the beneficial owner. Under applicable Nevada law, the effect of broker nonvotes on a particular matter depends on whether the matter is one as to which the broker or nominee has discretionary voting authority. Under applicable Nevada law, as it applies to the proposals presented to stockholders at this special meeting, Broker non-votes shall be treated as an abstention and such Broker non-votes shall be included in the total shares voted for the purpose of quorum requirements and determining whether a majority of stockholders have approved the transactions. A majority of votes in favor must be acquired in order for the proposals to be approved. Broker non-votes have no effect and will not be counted towards the vote total for proposal 1or proposal 2.

RETURNED PROXY CARDS WHICH DO NOT PROVIDE VOTING INSTRUCTIONS

Proxies that are signed and returned will be voted in the manner instructed by a stockholder. If you sign and return your proxy card with no instructions, the proxy will be voted "For" with respect to the item set forth in the Proposal.

SHARES HELD IN “STREET NAME”

If your shares are held in “street name”, your broker can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions provided by your broker.

CHANGING YOUR VOTE

You may revoke your proxy at any time before the proxy is voted at the Special Meeting. In order to do this, you must:

- send us written notice, stating your desire to revoke your proxy, or

- send us a signed proxy that bears a later date than the one you intend to revoke, or

- attend the Special Meeting and vote in person. In this case, you must notify the Inspector of Elections or Secretary of the Company that you intend to vote in person.

A list of those stockholders entitled to vote at the Special Meeting will be available for a period of ten days prior to the Special Meeting for examination by any stockholder at the Company's principal executive offices, 23901 Calabasas Road, Suite 2072, Calabasas, CA 91302, and at the Special Meeting.

QUESTIONS AND ANSWERS ABOUT THE MATTERS SUBJECT TO VOTE

What is being voted on?

The issuance of shares of common stock of the Company upon the conversion notes, and upon the conversion of preferred stock into which the convertible notes may convert, to investors in the Financing; the issuance of shares of common stock as payment of dividends, at the Company’s discretion, and on redemption under the anticipated terms of the convertible preferred shares; and, to approve the issuance of shares of common stock upon the exercise of warrants in full without any limitations on the number of shares to be issued, issued to these same investors. Assuming the stockholders approve this proposal, the Company would be required to issue 5,500 shares of Series A 7% Cumulative Convertible Preferred Stock which, upon issuance, would represent 100% of the issued and outstanding Preferred Stock of the Company.  The Convertible Preferred Stock may be converted, based on an initial conversion price, into approximately 3,333,333 shares of common stock, which, based on the issued and outstanding shares of common stock on July 6, 2006, when issued would represent 17.09% of the issued and outstanding shares of common stock of the Company. Assuming the cumulative dividend is paid entirely in shares of common stock and that the preferred shares are converted within one year, the Company estimates that it could issue 251,249 shares of common stock of the Company, representing 1.27% of the issued and outstanding shares of common stock of the company at July 6, 2006, to the investors in the Financing as payment of the 7% cumulative dividend.  The Company has also issued warrants to the investors in the Financing to acquire up to 1,666,668 shares of common stock, representing, upon issuance and based on the issued and outstanding shares of common stock at July 6, 2006 and the issuance of the common stock into which the preferred stock is convertible, 7.87% of the issued and outstanding shares of common stock of the Company.

The amendment of our articles of incorporation to permit the board of directors to designate the rights and privileges of the Company’s authorized preferred stock pursuant to Nevada Revised Statutes Section 78.1955.

Why are we seeking approval for the issuance of the shares of common stock?

As a result of being listed on the Nasdaq Capital Market, issuances of our common stock are subject to the NASD Marketplace Rules, such as Rule 4350. For example, under rule 4350(i)(1)(D) stockholder approval must be sought when in connection with a transaction other than a public offering involving the sale, issuance or potential issuance by the issuer of common stock (or securities convertible into or exercisable into common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock.

The terms of the Financing provide anti-dilution protection to the investors which may result in common stock being issued to the investors at less than the market value of the stock on the Financing issuance date. Additionally, the common stock which would be issued if the Convertible Notes were to be converted into convertible preferred stock and such preferred stock was converted into common stock, dividends owed to the preferred stockholders were paid in common stock, the preferred stock were redeemed by the issuance of common stock and the warrants were exercised would constitute the issuance of more than 20% of the common stock issued and outstanding on the Financing date. Further the percentage of the Financing used to fund the purchase of McCue Systems, Inc. aggregated using Nasdaq rules with the shares of common stock issued to the McCue Systems, Inc. shareholders in the acquisition exceeds 20% of the issued and outstanding shares, excluding treasury stock, on the date in which we entered into the stock purchase agreement with the McCue Systems, Inc. shareholders. Accordingly, stockholder approval is required for the issuance of shares of common stock contemplated by the Financing. However, the Convertible Notes are due in one year and bear interest at the rate of 12% per annum. Should stockholder approval of the common stock issuance not be obtained, we will pay the principal and interest on the note per their terms.

Why are we seeking to amend our articles of incorporation?

Our articles of incorporation authorize the issuance of up to 5 million shares of preferred stock.

In a Certificate of Amendment of the Articles of Incorporation of the Company filed with the Nevada Secretary of State on March 20, 2002, the articles of incorporation were amended to permit the board of directors to designate by resolution the voting powers, designations, preferences, limitations, restrictions and relative rights of the preferred stock.

In a Certificate of Amendment of the Articles of Incorporation of the Company filed with the Nevada Secretary of State on August 12, 2003, filed for the purpose of accomplishing a reverse stock split, the provision of Article III of the Articles of Incorporation providing such powers to the board of directors was inadvertently omitted.

We propose to amend the articles of incorporation to return these powers back to the board of directors thus permitting the board of directors to designate by resolution the voting powers, designations, preferences, limitations, restrictions and relative rights of the Series A 7% Cumulative Convertible Preferred Stock contemplated to be issued if shareholder approval of proposal number one and two is acquired.

SELECTED HISTORICAL AND PRO FORMA COMBINED FINANCIAL DATA

We are providing the following selected financial information to assist you in understanding the use of proceeds from the Financing. We derived the historical information from the audited consolidated financial statements of NetSol Technologies, Inc and Subsidiaries as of and for the years ended June 30, 2004 and 2005, and from the unaudited consolidated financial statements as of and for each of the nine months ended March 31, 2005 and 2006.

The information is only a summary and should be read in conjunction with each company’s historical financial statements and related notes contained elsewhere herein. The historical results included below and elsewhere in this document are not indicative of the future performance of NetSol Technologies, Inc. or the combined company.

NETSOL TECHNOLOGIES, INC. AND SUBSIDIARIES
SELECTED CONDENSED BALANCE SHEET DATA

	As of	As of
	June 30, 2005	March 31, 2006
	(Audited)	(Unaudited)
ASSETS

Current Assets	$8,373,861	$15,783,378
Property & equipment, net	5,114,776	6,425,581
Intangible assets, net	7,637,397	6,873,237

Total assets	$21,126,034	$29,082,196

LIABILITIES & STOCKHOLDERS' EQUITY

Current liabilities	$4,915,561	$5,550,884
Obligations under capitalized leases,
less current maturities	122,426	118,079
Convertible debenture	138,175	-

Total liabilities	5,176,162	5,668,963
Minority interest	700,320	1,385,010

Stockholders' equity	15,249,552	22,028,223

Total liabilities and stockholders' equity	$21,126,034	$29,082,196

NETSOL TECHNOLOGIES, INC. AND SUBSIDIARIES
SELECTED CONDENSED STATEMENTS OF OPERATION DATA

	For the years		For the nine months
	Ended June 30,		Ended March 31,
	2005	2004	2006	2005
	(Audited)		(Unaudited)
Statement of Operations:
Revenues	$12,437,653	$5,749,062	$14,040,185	$7,972,450
Cost of Sales	4,754,749	2,699,675	5,962,913	2,943,871
Gross Profit	7,682,904	3,049,387	8,077,272	5,028,579

Operating Expenses	6,618,199	5,757,405	6,848,682	4,153,323
Income (loss) from operations	1,064,705	(2,708,018)	1,228,590	875,256

Other income and (expenses)	(290,307)	(142,199)	(178,117)	(414,283)
Income (loss) before minority interest	774,398	(2,850,217)	1,050,473	460,973
Minority interest in subsidiary	(111,073)	273,159	(699,872)	(15,735)
Net Income (loss)	$663,325	$(2,577,058)	$350,601	$445,238

Earnings Per Share:
Basic	$0.06	$(0.30)	$0.02	$0.04
Diluted	$0.04	$(0.30)	$0.02	$0.03

Weighted average number of shares outstanding:
Basic	11,597,625	7,881,554	14,267,690	10,937,910
Diluted	14,776,323	7,881,554	14,692,917	13,750,981
SELECTED PRO-FORMA COMBINED INFORMATION:

The following selected unaudited Pro-Forma condensed combined Balance Sheet and Statement of Operations have been derived from the audited consolidated financial statements of NetSol Technologies, Inc. (“NetSol”) as of and for the year ending June 30, 2005 and the unaudited consolidated statements of NetSol Technologies, Inc. (“NetSol”) as of and for the nine months ending March 31, 2006, and the unaudited financial statements of McCue Systems, Incorporated (a California corporation) (“McCue Systems”) as of June 30, 2005 and March 31, 2006. The pro-forma Statement of Financial Conditions and the pro-forma Statements of Operations assumes the acquisition was consummated as of July 1, the beginning of NetSol Technologies fiscal year.

NETSOL TECHNOLOGIES, INC. AND MCCUE SYSTEMS, INC.
UNUAUDITED PRO-FORMA CONDENSED COMBINED BALANCE SHEETS

	As of	As of
	June 30, 2005	March 31, 2006

ASSETS

Current Assets	$10,133,595	17,673,259
Property & equipment, net	5,165,584	6,490,287
Intangible assets, net	12,139,573	11,083,978

Total assets	$27,438,752	$35,247,524

LIABILITIES & STOCKHOLDERS' EQUITY

Current liabilities	$7,625,089	7,876,544
Obligations under capitalized leases,
less current maturities	122,426	118,079
Notes payable	2,117,864	2,117,864
Deferred liability	313,397	313,397
Convertible debenture	138,175	-

Total liabilities	10,316,951	10,425,884
Minority interest	700,320	1,385,010

Stockholders' equity	16,421,481	23,436,631

Total liabilities and stockholders' equity	$27,438,752	$35,247,524

NETSOL TECHNOLOGIES, INC. AND MCCUE SYSTEMS, INC.
UNUAUDITED PRO-FORMA CONDENSED
COMBINED STATEMENTS OF OPERATION

	For the year	For the nine
	ended	months ended
	June 30, 2005	March 31, 2006

Net Revenue	$16,853,333	$18,548,596
Cost of revenue	7,063,482	7,862,072
Gross profit	9,789,851	10,686,524

Operating expenses	9,911,339	9,658,121
Income (loss) from operations	(121,488)	1,028,403

Other income and (expenses)	(284,236)	(120,952)
Income (loss) from continuing operations	(405,724)	907,451

Minority interest in subsidiary	(111,073)	(699,872)
Net income (loss)	(516,797)	207,579

Other comprehensive income (loss):
Translation adjustment	(282,129)	201,100
Comprehensive income (loss)	$(798,926)	$408,679

EARNINGS PER SHARE
Weighted -average number of shares outstanding:
Basic	13,225,377	15,895,442
Diluted	16,404,075	16,381,144

Income (loss) per share
Basic	$(0.04)	$0.01
Diluted	$(0.03)	$0.01

The following selected unaudited Pro-Forma condensed combined Balance Sheet and Statement of Operations have been derived from the audited consolidated financial statements of NetSol Technologies, Inc. (“NetSol”) as of and for the year ending June 30, 2004 and the unaudited consolidated statements of NetSol as of and for the six months ending December 31, 2004 and the audited financial statements of CQ Systems Limited (a UK corporation) (“CQ Systems”) as of and for the year ended March 31, 2004 and the unaudited financial statements of CQ Systems as of and for the nine months ending December 31, 2004. The unaudited Pro Forma Statement of Financial Conditions and Statement of Operations reflect the 100% acquisition of CQ Systems by NetSol under a stock purchase agreement. The Company has accounted for the acquisition under the purchase method of accounting for business combinations. The pro-forma Statement of Financial Conditions assumes the acquisition was consummated as of December 31, 2004, and the pro-forma Statements of Operations assumes the acquisition was consummated as of July 1, 2003, the beginning of NetSol Technologies fiscal year.

NETSOL TECHNOLOGIES, INC. AND CQ SYSTEMS LIMITED
UNUAUDITED PRO-FORMA CONDENSED COMBINED BALANCE SHEETS

	As of	As of
	June 30, 2004	December 31, 2004

ASSETS

Current Assets	$5,193,978	$6,855,422
Property & equipment, net	4,464,097	4,615,834
Intangible assets, net	7,725,726	7,510,838

Total assets	$17,383,801	$18,982,094

LIABILITIES & STOCKHOLDERS' EQUITY

Current liabilities	$4,751,718	$4,040,534
Obligations under capitalized leases,
less current maturities	98,028	181,713
Notes payable	89,656	-
Deferred liability	2,052,254	1,886,587
Convertible debenture	985,243	130,292

Total liabilities	7,976,899	6,239,126
Minority interest	410,728	99,752

Stockholders' equity	8,996,174	12,643,216

Total liabilities and stockholders' equity	$17,383,801	$18,982,094

NETSOL TECHNOLOGIES, INC. AND CQ SYSTEMS LIMITED
UNUAUDITED PRO-FORMA CONDENSED
COMBINED STATEMENTS OF OPERATION

	For the year	For the six
	ended	months ended
	June 30, 2004	December 31, 2004

Net Revenue	$10,389,715	$7,266,798
Cost of revenue	4,533,669	3,151,661
Gross profit	5,856,046	4,115,137

Operating expenses	8,354,927	3,705,427
Income (loss) from operations	(2,498,881)	409,710

Other income and (expenses)	(357,018)	(348,176)
Income (loss) from continuing operations	(2,855,899)	61,534
Minority interest in subsidiary	273,159	14,259
Net income (loss)	(2,582,740)	75,793

Other comprehensive income (loss):
Translation adjustment	(277,022)	(269,044)
Comprehensive income (loss)	$(2,859,762)	$(193,251)

EARNINGS PER SHARE

Weighted -average number of
shares outstanding	8,663,518	10,855,918

Income (loss) per share	$(0.30)	$0.01

(Proposal No. One)

APPROVAL TO ISSUE THE AMOUNT OF SHARES OF COMMON STOCK UPON CONVERSION OF THE PREFERRED SHARES; AS DIVIDENDS OR REDEMPTION UNDER THE TERMS OF THE PREFERRED SHARES; ON EXERCISE OF WARRANTS.

The discussion in this proxy statement of the terms of the financing dated June 15, 2006, by and between the Company and the investors is contained in the stock purchase agreement, the convertible note, the warrant, the investor rights agreement and the certificate of designation (collectively referred to as the “Financing Documents”). A copy of the form of the Financing Documents is attached as Annex A-E to this proxy statement and is incorporated in this proxy statement by reference. To assist you with your understanding of the Financing’s affects on the Company, we have included, after the Description of the Financing, a discussion of NetSol’s business including but not limited to NetSol’s financial statements for the year ended June 30, 2005 and the quarter ended March 31, 2006, a discussion of McCue’s business and financial statements, including pro forma financial information and a discussion of NetSol-CQ’s business and financial statements, including pro forma financial information.

Introduction

The purpose of Proposal 1 is to obtain the stockholder approval necessary under applicable Nasdaq Stock Market rules to allow for the full issuance and exercise of: (i) shares of Common Stock underlying Convertible Notes; (ii) underlying shares of preferred stock; (iii) as dividends and/or redemption under the terms of the preferred shares; and, (iv) upon exercise of the Warrants issued by the Company to the investors in the Financing.   In the event that stockholder approval of this proposal is not acquired, the investors in the Financing may convert that portion of the Convertible Note and exercise that portion of the Warrants that when issued will not result in a violation of NASD Marketplace rules. Additionally, if stockholder approval of this proposal is not acquired, the Company will pay the principal and interest due under the Convertible Notes according to its terms.

Description of the Financing

On June 15, 2006, the Company entered into an agreement with 5 accredited investors whereby the Company issued 5 convertible notes for an aggregate principal value of $5,500,000. These notes bear interest at the rate of 12% per annum and are due in full one year from the issuance date or on June 15, 2007 (the “Financing”). In connection with the Financing, the Company entered into the following documents: A Convertible Note and Warrant Purchase Agreement (the “SPA”)(Attached to this proxy statement as Annex A), 12% Convertible Notes (the “Convertible Notes”)(Attached to this proxy statement as Annex B), Common Stock Purchase Warrant (the “Warrants”)(Attached to this proxy statement as Annex C), Investor Rights Agreement (the “IRA”)(Attached to this proxy statement as Annex D) and agreed to a form of 7% Cumulative Convertible Preferred Stock (the “Preferred Stock”)(Attached to this proxy statement as Annex E).

The proceeds of the Financing are being used by the Company to: (i) pay the initial cash consideration due to McCue shareholders as part of the acquisition of McCue Systems, Inc. by the Company; (ii) pay the final cash consideration due to former CQ Systems Inc. shareholders as part of the acquisition of CQ Systems, Ltd. (now NetSol-CQ); and, (iii) as working capital. The initial cash consideration due to McCue shareholders is $2,117,864 and represents 38.51% of the total proceeds raised. The final cash consideration due to former CQ Systems, Inc. shareholders is £1,064,369 (which represents $1,936,200.17 at the exchange rate of British pounds sterling into U.S. Dollars at June 28, 2006). The CQ payment represents 35.20% of the total funds raised in the Financing. The remaining funds are being used to pay fees due under the terms of the Financing and as working capital.

Pursuant to the terms of the SPA, each purchaser received a Convertible Note in the amount of their investment and a Warrant in an amount equal to 50% of the aggregate principal value of the Notes divided by the conversion value (currently $1.65 per share). Based on an aggregate principal value of $5,500,000, the investors were entitled to Warrants to acquire up to 1,666,667 shares of common stock at an exercise price per warrant of $2.00. The Warrants may be exercised at any time, to the extent that such conversion does not violate Nasdaq Market Place rules, and in full at such time after our stockholders approve the issuance of shares underlying such warrants until five years from the issuance date of the warrants, or June 15, 2011.

The Convertible Notes may immediately convert into shares of common stock of the Company at the conversion value (initially set at one share per $1.65 of principal dollar) to the extent that such conversion does not violate Nasdaq Market Place rules. To date, no shares of common stock have been issued to the investors in the Financing. Also, under the terms of the Financing, the Convertible Notes will convert into shares of Preferred Stock upon the approval of this proposal by the stockholders.

The Preferred Stock (which certificate of designation is attached to Annex E and which will be filed with the Nevada Secretary of State only upon approval of the Proposals set forth in this Proxy) are convertible into shares of common stock at such time and at such value as is set forth in the Certificate of Designation. The initial conversion value shall be $1.65. The conversion value is subject to adjustment as set forth in the Certificate of Designation. The holders of the Preferred Stock are entitled to receive cumulative dividends at the rate of 7% per annum from the date of issuance of each share of preferred stock until paid. The dividends may be paid, at the Company’s option, in cash or in shares of common stock in arrears on the first business day of each calendar quarter of each year. The Company may force a conversion of the Preferred Stock in the event that the market price of the Company’s common stock is greater than 200% of the conversion value. If any shares of the Preferred Stock remain outstanding on June 15, 2009, the Company shall redeem such shares for an amount in cash equal to the liquidation preference plus all accrued but unpaid dividends. Anti-dilution protection is afforded to the holders by providing for an adjustment of the conversion price in certain circumstances. The conversion price is adjusted for dividends subdivisions, combinations, distributions and issuances of shares, or securities convertible into shares, of common stock of the Company issued at an effective Per Share Selling Price which is less than the greater of (I) the closing sale price per share of the Common Stock as traded on the Nasdaq Capital Market the Trading Day next preceding such issue or sale or, in the case of issuances to holders of its Common Stock, the date fixed for the determination of stockholders entitled to receive such warrants, rights, or options (“Fair Market Price”), or (II) the Conversion Value, then in each such case the Conversion Value in effect immediately prior to such issue or sale or record date, as applicable, shall be automatically reduced effective concurrently with such issue or sale to an amount determined by multiplying the Conversion Value then in effect by a fraction, (x) the numerator of which shall be the sum of (1) the number of shares of Common Stock outstanding immediately prior to such issue or sale, plus (2) the number of shares of Common Stock which the aggregate consideration received by the Corporation for such additional shares would purchase at such Fair Market Price or Conversion Value, as the case may be, and (y) the denominator of which shall be the number of shares of Common Stock of the Corporation outstanding immediately after such issue or sale. The foregoing provision shall not apply to any issuances or sales of Common Stock or Convertible Securities (i) pursuant to any Convertible Securities currently outstanding on the date hereof in accordance with the terms of such Convertible Securities in effect on the date hereof, or (ii) to any officer, director or employee of the Company pursuant to a bona fide option or equity incentive plan duly adopted by the Company. The Preferred Stock bears voting rights in an amount equal to the conversion value of the preferred stock into common stock, without giving effect to any anti-dilution provisions of the Preferred Stock. Conversion of the Preferred Stock is subject to beneficial ownership caps of from 4.9% to 9.9% of the total number of shares of common stock of the Company then issued and outstanding.

The IRA requires the Company to register, on a registration statement to be filed with the SEC within 8 business days of the special shareholders’ meeting, such number of shares of common stock into which the Preferred Stock is convertible, such number of shares of that represent 150% of the shares of common stock for issuance upon the conversion of the preferred stock or notes, as the case may be and 100% of the shares of common stock for issuance upon the exercise of the warrants.

Description of Securities

The Convertible Notes may convert into our common stock, par value $0.001 per share. We only have one class of common stock. Our capital stock consists of 45,000,000 shares of common stock, par value $.001 per share and 5,000,000 shares of preferred stock, $.001 par value. Each share of common stock is entitled to one vote at annual or special stockholders meetings.

The Convertible Notes will convert into the Preferred Stock following stockholder approval. No shares of preferred stock have been issued. We are seeking your approval to amend the articles of incorporation to permit the board of directors to designate the rights and privileges of the Preferred Stock. The Preferred Stock (which certificate of designation is attached to Annex E and which will be filed with the Nevada Secretary of State only upon approval of the proposals set forth in this Proxy) are convertible into shares of common stock at such time and at such value as is set forth in the Certificate of Designation. The initial conversion value shall be $1.65. The conversion value is subject to adjustment as set forth in the Certificate of Designation. The holders of the Preferred Stock are entitled to receive cumulative dividends at the rate of 7% per annum from the date of issuance of each share until paid. The dividends may be paid, at the Company’s option, in cash or in shares of common stock in arrears on the first business day of each calendar quarter of each year. The Company may force a conversion of the Preferred Stock in the event that the market price of the Company’s common stock is greater than 200% of the conversion value. If any shares of the Preferred Stock remain outstanding on June 15, 2009, the Company shall redeem such shares for an amount in cash equal to the liquidation preference plus all accrued but unpaid dividends. Anti-dilution protection is afforded to the holders by providing for an adjustment of the conversion price in certain circumstances. The conversion price is adjusted for dividends subdivisions, combinations, distributions and issuances of shares, or securities convertible into shares, of common stock of the Company issued at an effective Per Share Selling Price (as defined below) which is less than the greater of (I) the closing sale price per share of the Common Stock as traded on the Nasdaq Capital Market the Trading Day next preceding such issue or sale or, in the case of issuances to holders of its Common Stock, the date fixed for the determination of stockholders entitled to receive such warrants, rights, or options (“Fair Market Price”), or (II) the Conversion Value, then in each such case the Conversion Value in effect immediately prior to such issue or sale or record date, as applicable, shall be automatically reduced effective concurrently with such issue or sale to an amount determined by multiplying the Conversion Value then in effect by a fraction, (x) the numerator of which shall be the sum of (1) the number of shares of Common Stock outstanding immediately prior to such issue or sale, plus (2) the number of shares of Common Stock which the aggregate consideration received by the Corporation for such additional shares would purchase at such Fair Market Price or Conversion Value, as the case may be, and (y) the denominator of which shall be the number of shares of Common Stock of the Corporation outstanding immediately after such issue or sale. The foregoing provision shall not apply to any issuances or sales of Common Stock or Convertible Securities (i) pursuant to any Convertible Securities currently outstanding on the date hereof in accordance with the terms of such Convertible Securities in effect on the date hereof, or (ii) to any officer, director or employee of the Company pursuant to a bona fide option or equity incentive plan duly adopted by the Company. The Preferred Stock bears voting rights in an amount equal to the conversion value of the preferred stock into common stock, without giving effect to any anti-dilution provisions of the Preferred Stock. Conversion of the Preferred Stock is subject to beneficial ownership caps of from 4.9% to 9.9% of the total number of shares of common stock of the Company then issued and outstanding.

The terms of the warrant agreements permit exercise for a period of five years and contain standard weighted average anti-dilution protections. The anti-dilution protections contained in the warrant mirror those provided in the Preferred Stock.

 The McCue Acquisition

On May 6, 2006, the Company entered into an agreement to acquire all of the issued and outstanding shares of common stock of McCue Systems, Inc., a California corporation located at 111 Anza Blvd., Suite 310, Burlingame, California 94010; telephone number is (650) 348-0650. McCue Systems, Inc. has over 30 years of experience in developing business solutions for the equipment and vehicle leasing industry as a provider of lease/loan portfolio management software for banks, leasing companies and manufacturers. Its flagship product, LeasePak, simplifies lease/loan administration and asset management by accurately tracking leases, loans and equipment from origination through end-of-term and disposition.

McCue Systems provides the leasing technology industry in the development of Web-enabled and Web-based tools to deliver superior customer service, reduce operating costs, streamline the lease management lifecycle, and support collaboration with origination channel and asset partners. LeasePak can be configured to run on HP-UX, SUN/Solaris or Linux, as well as for Oracle and Sybase users. And for scalability, McCue Systems offers the LeasePak Bronze, Silver and Gold Editions for systems and portfolios of virtually all sizes and complexities. McCue Systems’ solutions provide the equipment and vehicle leasing infrastructure at leading Fortune 500 banks and manufacturers, as well as for some of the industry’s leading independent lessors, including Cisco, Hyundai, JP Morgan/Chase, ORIX, and Volkswagen Credit.

With common customers and common goals, we believe the acquisition of McCue provides a complimentary North American presence to our global offering of software and services to the lease and finance industry.

The stock purchase agreement was filed as part of our current report on form 8-K filed on May 9, 2006. Pursuant to the terms of the stock purchase agreement, as consideration for the shares of McCue Systems, Inc., we shall pay the following:

(a) an amount equal to 50% of McCue’s total revenue for the twelve months ending December 31, 2005, after an adjustment, if necessary, for any revenue occurring outside McCue’s ordinary scope of operations, multiplied by 1.5 of which 50% shall be paid in shares of restricted common stock of NetSol at the 30 day volume weighted average price (“VWAP”) for each of the 30 trading days prior to the execution of the Stock Purchase Agreement or at the VWAP for each of the 30 trading days prior to November 30, 2005 whichever is greater. VWAP shall be calculated by taking the closing price of NetSol’s common stock as traded on the NASDAQ Small Cap Market under the symbol NTWK (“NetSol Shares”) for each of the 30 trading days used in the VWAP calculation multiplied by the daily volume for each of the 30 trading days used in the VWAP calculation, the product of the preceding calculation is divided by 30 and then divided by the average of the daily volume for each of the 30 trading days used in the VWAP calculation and 50% payable in U.S. Dollars payable at Closing;

(b) an amount equal to 25% of McCue’s total revenue for the twelve months ending December 31, 2006 after an adjustment for Extraordinary Revenue multiplied by 1.5 of which 50% is payable in cash and 50% is payable in shares of restricted common stock of NetSol payable by June 30, 2007; and,

(c) an amount equal to 25% of McCue’s total revenue for the twelve months ending December 31, 2007 after an adjustment for Extraordinary Revenue multiplied by 1.5 of which 50% is payable in cash and 50% is payable in shares of restricted common stock of NetSol payable by June 30, 2008.

Under no circumstances shall the total number of shares of common stock issued to the McCue Shareholders or to others as part of the cash portion of the consideration exceed 19.9% of the issued and outstanding shares of common stock, less treasury shares, of the Company at May 6, 2006.

McCue’s total revenues for December 31, 2005 were $5,647,637. Multiplying that total by the multiple of 1.5 results in total consideration of $8,471,456 of which 50% was paid at closing on June 30, 2006, or $4,235,728. Of this consideration, $2,117,864 is payable in cash and $2,117,864 is payable in restricted shares of common stock of the Company. The price per share was determined based on the VWAP calculations set forth above to be $2.21 per share, resulting in a total of 958,213.5 shares being due at closing.

The next payment is due on June 30, 2007 and is based on the McCue revenue for the year ending December 31, 2006. The final payment is due on June 30, 2008 and is based on the McCue revenue for the year ending December 31, 2007. Assuming that the revenues remain constant over the next two years, the Company would issue as consideration an additional 958,213.5 shares for a total shares issuance of 1,916,427. While the number of shares issuable to McCue may increase or decrease over the pay-out schedule, the stock purchase agreement contains a provision which prohibits the issuance of any shares in excess of 19.9% of the issued and outstanding shares as of May 5, 2006. Excess consideration will be paid in cash.

As of May 5, 2006, there were 15,148,292 shares of common stock of the Company issued and outstanding, less treasury shares. Accordingly, the current calculation of shares to be issued to McCue shareholders constitute 12.65% of the issued and outstanding shares at that date.

In accordance with Nasdaq Stock Market rules, the aggregate number of shares of Common Stock issued or issuable by the Company: (i) in the McCue transaction and (ii) upon conversion of that portion of the Financing attributable to the McCue transaction (collectively, the “Aggregated Shares”), shall not exceed 19.99% of the outstanding shares of Common Stock as of May 5, 2006 (the “Maximum Common Stock Issuance”), unless the issuance of that number of Aggregated Shares that would result in the issuance of an amount in excess of the Maximum Common Stock Issuance (the “Overage Amount”) shall first be approved by the Company’s stockholders.

The CQ Systems Ltd. Acquisition

On January 19, 2005, the Company entered into a Share Purchase Agreement whereby the Company agreed to acquire 100% of the issued and outstanding shares of CQ Systems Ltd., a company organized under the laws of England and Wales (“CQ”), now NetSolCQ Ltd. (the “CQ SPA”). Established in 1986 as CQ Systems Ltd., and now part of the NetSol Technologies, Inc. group, NetSolCQ provides software and services to the financial services industry. NetSolCQ is a provider of software solutions to the asset, motor, consumer, wholesale and premium finance sectors with 75 banking, independent and captive finance house clients in the UK, Europe, Africa and Asia.

According to the terms of the Share Purchase Agreement, the Company acquired 100% of the issued and outstanding shares of CQ from CQ’s former shareholders, whose identity is set forth in the CQ SPA (the “CQ Shareholders”) at the completion date in exchange for a purchase price consisting of: a) 50.1% of CQ’s total gross revenue for the twelve month period ending 31st of March, 2005 after an adjustment for any extraordinary revenue, i.e. non-trading revenue (“LTM Revenue”) multiplied by 1.3 payable: (i) 50% in shares of restricted common stock of the Company at a per share cost basis of $2.313 and as adjusted by the exchange rate of U.S. Dollar to British Pound (at the spot rate for the purchase of sterling with U.S. dollars certified by NatWest Bank plc as prevailing at or about 11:00 a.m.) on January 19, 2005 and, (ii) 50% in cash; and b) 49.9% of CQ’s LTM Revenue for the period ending 31st March 2006 multiplied by 1.3 payable, at the Company’s discretion: (i) wholly in cash; or (ii) on the same basis and on the same terms as the initial payment provided, however that the cost basis of the Company’s common stock shall be based on the 20 day volume weighted average of the Company’s shares of common stock as traded on NASDAQ 20 days prior to March 31, 2006 and, provided that under no circumstances shall the total number of shares of common stock issued to the CQ Shareholders exceed 19% of the issued and outstanding shares of common stock, less treasury shares, of the Company at January 19, 2005. It was the intention of the Company, when executing the CQ SPA to pay the cash portion of the consideration by incurring short term debt. Short term debt was used to finance the initial cash payment. When the final cash consideration was due in June 2006, approximately 15 months after the initial closing, the Company determined that the terms of the Convertible Notes were better terms to finance the final cash payment.

The acquisition closed on February 21, 2005 based on March 31, 2004 financial statements of CQ Systems Ltd. with the payment of approximately $1.7 million in cash and 675,292 shares of Company common stock based on a $2.46 per share cost basis. The final share consideration of 884,536 shares of common stock of NetSol were issued on June 2, 2006. The final cash consideration due to former CQ Systems, Inc. shareholders was £1,064,369 (which represents $1,966,954 at the exchange rate of $1.848). The CQ payment represents 35.20% of the total funds raised in the Financing.

With common customers and common goals, we believe the acquisition of CQ Systems has provided a complimentary European presence to our global offering of software and services to the lease and finance industry.

The CQ SPA and related financial information was filed as part of our current report and amendments thereto on form 8-K filed on October 3, 2005 and January 25, 2005.

Nasdaq Listing Requirements and the Necessity of Stockholder Approval

The Common Stock is listed on the Nasdaq Capital Market and, as such, the Company is subject to the Nasdaq Marketplace Rules. Nasdaq Marketplace Rule 4350(i)(1)(D)(ii) (the “Nasdaq 20% Financing Rule”) requires that an issuer obtain stockholder approval prior to the issuances of common stock or securities convertible into or exchangeable for common stock at a price equal to or less than the greater of market or book value of such securities (on an as-converted basis) if such issuance equals 20% or more of the common stock or voting power of the issuer outstanding before the transaction.

The terms of the Financing provide anti-dilution protection to the investors which may result common stock being issued to the investors at less than the market value of the stock on the Financing issuance date. Additionally, the common stock which would be issued if the Convertible Notes were to be converted into the Preferred Stock and the Preferred Stock was converted into common stock, dividends owed to the preferred stockholders were paid in common stock, the preferred stock were redeemed by the issuance of common stock and the Warrants were exercised would constitute the issuance of more than 20% of the common stock issued and outstanding on the Financing date. Further the percentage of the Financing used to fund the purchase of McCue Systems, Inc. aggregated using Nasdaq rules with the shares of common stock issued to the McCue Systems, Inc. shareholders in the acquisition exceeds 20% of the issued and outstanding shares, excluding treasury stock, on the date in which we entered into the stock purchase agreement with the McCue Systems, Inc. shareholders. Accordingly, stockholder approval is required for the issuance of shares of common stock contemplated by the Financing. However, the Convertible Notes are due in one year and bear interest at the rate of 12% per annum. Should stockholder approval of the common stock issuance not be obtained, we will pay the principal and interest on the note per their terms.

As of May 5, 2006, there were 15,148,292 shares of common stock of the Company issued and outstanding, less treasury shares. Accordingly, the current estimate of the number of shares to be issued to McCue shareholders constitutes 12.65% of the issued and outstanding shares at May 5, 2006.

Approximately 38.51% of the funds raised in the Financing, specifically $2,117,864, are being used to pay the initial cash portion of the McCue acquisition. The notes are convertible into preferred shares which convert into common stock at the per share price of $1.65 per share. The certificate of designation of the Preferred Stock provides a 7% dividend. If the entire cash portion of the McCue acquisition were to be converted into common stock, the number of shares being issued at $1.65 per share would be equal to 1,283,554 shares. As part of the financing, warrants to acquire shares of common stock at an exercise price of $2.00 per share were issued. 38.51% of the warrants could be exercised to acquire 641,833 shares of common stock. Assuming that the stockholders approval of the common stock related to the Convertible Notes, we would issue approximately 3,841,814 shares of common stock related to the McCue acquisition. This number represents 25.36% of the issued and outstanding shares, less treasury stock, as of May 5, 2006. Assuming that the Nasdaq Stock Market Staff will aggregate the shares of common stock to be issued to former McCue Systems, Inc. shareholders together with the common stock to be issued upon conversion of that portion of the Convertible Notes and Warrants attributable to the McCue transaction, (a total potential of 3,841,814) as having been issued as part of the same transaction, such amount is in excess of 20% of the outstanding shares of Common Stock on May 5, 2006.

We are also assuming that the Nasdaq Staff shall further take the position that, as a result of the weighted average anti-dilution protection afforded to the investors under the Financing, there is a potential that shares of common stock into which the Convertible Notes could convert and the Warrants could be exercised could be issued at less than the market value of the Common Stock on June 15, 2006 and, therefore, the Nasdaq 20% Financing Rule is implicated.

The Company’s stockholders are being asked to approve the issuance to the investors in the Financing of the allow for the full issuance and exercise of: (i) shares of Common Stock underlying Convertible Notes; (ii) of shares of common stock underlying shares of Preferred Stock; (iii) as dividends and/or redemption under the terms of the Preferred Stock; and, (iv) upon exercise of the Warrants issued by the Company to the investors in the Financing.

Required Vote
The affirmative vote of a majority of the issued and outstanding shares of the Common Stock entitled to vote thereon is necessary for approval of the issuance of: (i) shares of Common Stock underlying Convertible Notes; (ii) shares of Common Stock underlying shares of Preferred Stock; (iii) as dividends and/or redemption under the terms of the preferred shares; and, (iv) upon exercise of the Warrants issued by the Company to the investors in the Financing.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE ISSUANCE OF SHARES OF COMMON STOCK UPON CONVERSION OF THE PREFERRED SHARES; AS DIVIDENDS OR REDEMPTION UNDER THE TERMS OF THE PREFERRED SHARES; AND, ON EXERCISE OF THE WARRANTS.

INFORMATION ABOUT NETSOL TECHNOLOGIES, INC.

NetSol Technologies, Inc. ("NetSol" or the "Company") is an end-to-end information technology ("IT") and business consulting services provider for the lease and finance, banking and financial services industries. Since it was founded in 1997, the Company has developed enterprise solutions that help clients use IT more efficiently in order to improve their operations and profitability and to achieve business results. The Company’s focus has remained the lease and finance, banking and financial services industries. The Company operates on a global basis with locations in China, Europe, East Asia and the U.S. By utilizing its worldwide resources, the Company believes it has been able to deliver high quality, cost-effective IT products and IT services. The Company’s subsidiary, NetSol Technologies Pvt. Ltd. ("NetSol PK") develops the majority of the software for the Company. NetSol PK was the first software company in Pakistan in 1998 to achieve the ISO 9001 accreditation and was again the first software company in Pakistan to obtain Carnegie Mellon’s Software Engineering Institute (“SEI”) Capable Maturity Model (“CMM”) Level 4 assessment in 2004 Level 5 assessment in 2006.

NetSol offers a broad spectrum of IT products and IT services which management believes deliver a high return on investment for its customers. NetSol has nearly perfected its delivery capabilities by continuously investing in maturing its software development and Quality Assurance (“QA”) processes. NetSol believes its key competitive advantage is its ability to build high quality enterprise applications using its offshore development facility in Lahore, Pakistan. A major portion of NetSol’s revenues are derived from exports in general and LeaseSoft in particular. The use of the facility in Pakistan as the basis for software development, configuration and professional services represents a cost-effective and economical cost arbitrage model that is based on the globally acclaimed advantages of outsourcing and offshore development. NetSol management believes that the use of this model will only further benefit the Company in its penetration of European, developed and developing country markets.

NetSol Properties

The Company’s headquarters have been located at 23901 Calabasas Road, Suite 2072, Calabasas, CA 91302 since 2003. Located in approximately 1,919 rentable square feet, with a monthly rent of $4,317. The lease is a one-year lease expiring in December 2006.

Other leased properties as of the date of this report are as follows:

Location	Approximate Square Feet	Purpose/Use	Monthly Rental Expense
Australia	1,140	Computer and General Office	$1,380
Beijing	188	General Office	$1,900
Burlingame(McCue Systems)	9,554	Computer and General Office	$20,552
Horsham (NetSol-CQ)	6,570	Computer and General Office	$10,989
London (NetSol UK)	378	General Office	$5,500

The Australia lease is a three-year lease that expires in September 2007 and currently is rented at the rate of $1,380 per month. The Beijing lease is a one year lease that expires in July 2007. The monthly rent is $2,280 per month with the first two months free bringing the average monthly rent to $1,900 per month. Our London, UK operations are currently conducted in leased premises operating on a month-to-month basis with current rental costs of approximately 3,700 British pounds plus VAT of 17.5% per month. The NetSol-CQ System facilities, located in Horsham, United Kingdom, are leased until June 23, 2011 for an annual rent of £75,000 (approximately $131,871.15). McCue Systems, located in Burlingame, California are leased until June 30, 2007 with a monthly rent of $20,552.

Upon expiration of its leases, the Company does not anticipate any difficulty in obtaining renewals or alternative space.

The newly built Technology Campus was inaugurated in Lahore, Pakistan in May 2004. This facility consists of 40,000 square feet of computer and general office space. This facility is state of the art, purpose-built and fully dedicated for IT and software development; the first of its kind in Pakistan. Title to this facility is held by NetSol Technologies Pvt. Ltd. and is not subject to any mortgages.

LEGAL PROCEEDINGS.

To the best knowledge of Company’s management and counsel, there is no material litigation pending or threatened against the Company.

MARKET FOR REGISTRANT’S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

(a) MARKET FOR REGISTRANT'S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

MARKET INFORMATION - Common stock of NetSol Technologies, Inc. is listed and traded on NASDAQ Capital Market under the ticker symbol "NTWK."

The table shows the high and low intra-day prices of the Company's common stock as reported on the composite tape of the NASDAQ for each quarter during the last two fiscal years.

	2005-2006		2004-2005
Fiscal
Quarter	High	Low	High	Low

1st (ended September 30)	2.36	1.65	1.99	1.09
2nd (ended December 31)	2.39	1.70	2.71	1.14
3rd (ended March 31)	2.19	1.75	2.67	1.82
4th (ended June 30)	2.40	1.63	2.15	1.84

RECORD HOLDERS - As of August 1, 2006, the number of holders of record of the Company's common stock was 215. As of August 1, 2006, there were 17,153,475 shares of common stock issued and outstanding.

DIVIDENDS - The Company has not paid dividends on its Common Stock in the past two fiscal years.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLAN

The table shows information related to our equity compensation plans as of June 30, 2005:

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity Compensation Plans approved by Security holders	5,038,000(1)	$2.60(2)	3,013,667(3)
Equity Compensation Plans not approved by Security holders	None	None	None
Total	5,038,000	$2.60	3,013,667

(1)
Consists of 111,000 under the 2001 Incentive and Nonstatutory Stock Option Plan; 1,139,500 under the 2002 Incentive and Nonstatutory Stock Option Plan; 787,500 under the 2003 Incentive and Nonstatutory Stock Option Plan; and 3,000,000 under the 2004 Incentive and Nonstatutory Stock Option Plan.

(2)	The weighted average of the options is $2.60.
(3)
Represents 1,123,500 available for issuance under the 2003 Incentive and Nonstatutory Stock Option Plan; and, 1,890,167 available for issuance under the 2004 Incentive and Nonstatutory Stock Option Plan.

Management's Discussion and Analysis Or Plan Of Operation

The following discussion is intended to assist in an understanding of the Company's financial position and results of operations for the quarter and nine months ending March 31, 2006.

Forward-Looking Information.

This report contains certain forward-looking statements and information relating to the Company that is based on the beliefs of its management as well as assumptions made by and information currently available to its management. When used in this report, the words "anticipate", "believe", "estimate", "expect", "intend", "plan", and similar expressions as they relate to the Company or its management, are intended to identify forward-looking statements. These statements reflect management's current view of the Company with respect to future events and are subject to certain risks, uncertainties and assumptions. Should any of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those described in this report as anticipated, estimated or expected. The Company's realization of its business aims could be materially and adversely affected by any technical or other problems in, or difficulties with, planned funding and technologies, third party technologies which render the Company's technologies obsolete, the unavailability of required third party technology licenses on commercially reasonable terms, the loss of key research and development personnel, the inability or failure to recruit and retain qualified research and development personnel, or the adoption of technology standards which are different from technologies around which the Company's business ultimately is built. The Company does not intend to update these forward-looking statements.

INTRODUCTION

NetSol is an end-to-end information technology (“IT”) and business consulting services provider for the lease and finance, banking and financial services sectors. We operate on a global basis with locations in the U.S., Europe, East Asia and Asia Pacific. We help our clients identify, evaluate, and implement technology solutions to meet their most critical business challenges and maximize their bottom line. Our products include sophisticated software applications for the asset-based lease and financial institutions. By utilizing our worldwide resources, we believe we are able to deliver high quality, cost-effective IT services, ranging from consulting and application development to systems integration and outsourcing. We have achieved the ISO 9001 and SEI (Software Engineering Institute) Capable Maturity Model (“CMM”) Level 4 certifications in 2005 and CMMi Level 5 was achieved in August 2006. Additionally, through our Internet Service Provider (“ISP”) Backbone, located in Karachi, Pakistan, we offer a package of wireless broadband services, which include high-speed Internet access, support and maintenance.

Our subsidiary, NetSol Technologies Pvt. Ltd., a Pakistan Limited Company, (“NetSol PK”), develops the majority of our software. NetSol PK was the first company in Pakistan to achieve the ISO 9001 and SEI CMM Level 4 software development assessment. As maintained by the SEI, maturity levels measure the maturity of a software company’s methodology that in turn ensures enhanced product quality resulting in faster project turn-a-round and a shortened time to market. In August 2005, NetSol PK completed a listing of its shares on the Karachi Stock Exchange.

During recent years, we have focused on developing software applications for the leasing and financial service sectors. In late 2002, we launched a suite of software products under the name LeaseSoft. The LeaseSoft suite is comprised of four major integrated asset-based leasing/financing software applications. The suite, consisting of a Credit Application Creation System (LeaseSoft.CAC), a Credit Application Processing System (LeaseSoft.CAP), a Contract Activation & Management System (LeaseSoft.CAM) and a Wholesale Finance System (LeaseSoft.WFS), whether used alone or together, provides the user with an opportunity to address specific sub-domains of the leasing/financing cycle from the credit approval process through the tracking of the finance contract and asset.

In February 2005, we acquired 100% of CQ Systems Ltd., an IT products and service company based in the UK. As a result of this acquisition, we have access to a broad European customer base using IT solutions complementary to NetSol’s LeaseSoft product. We plan to leverage CQ Systems’ knowledge base and strong presence in the Asset Finance market to launch LeaseSoft in the UK and continental Europe. CQ’s strong sales and marketing capability would further help us gain immediate recognition and positioning for the LeaseSoft suite of products. CQ provides sophisticated accounting and administrative software, along with associated services, to leasing and finance companies located in Europe, Asia and Africa. The products include software modules for asset finance, consumer finance, motor finance, general finance and insurance premium finance. The modules provide an end-to-end contractual solution - from underwriting, contract administration and accounting, through asset disposal and remarketing. Customers include notable European companies such as Scania Finance GB, DaimlerChrysler Services, Broadcastle PLC, Bank of Scotland Equipment Finance and Deutsche Leasing Ltd.

Together with this focus on providing an outsourcing, off-shore solution to existing and new customers, NetSol has also adopted a dynamic growth strategy through aggressive acquisitions. In October 2005, NetSol-CQ as a combined company launched an aggressive marketing campaign under the banner of LeaseSoft for the European market. Just recently NetSol-CQ signed a multi million dollar new contract with a major banking institution in London.

PLAN OF OPERATIONS

Management has set the following new goals for NetSol’s next 12 months.

Initiatives and Investment to Grow Capabilities

•	Enhance Software Design, Engineering and Service Delivery Capabilities by increasing investment in training and development.
•	Enhance and invest in R&D or between 7-10% of yearly budgets in financial, banking and various other domains within NetSol’s core competencies.
•	Aggressively expand the sales and marketing organization in all key locations by hiring senior and successful personnel.
•	Recruit additional senior level managers both in Lahore, China and UK to be able to support potential new customers from the North American, Asia Pacific and European markets.
•	Aggressively exploit the booming Chinese market by strengthening NetSol’s presence in China.
•	Launch its marketing presence in the US markets through M&A activities in the domain of our core competencies.
•	Replicate the successful acquisition model and integration of CQ Systems in the USA.
•	Re-brand NetSol and CQ product line with new marketing packaging and branding for global marketing.
•	Increase Capex to enhance Communications and Development Infrastructure.

Top Line Growth through Investment in aggressively marketing organically and by mergers and acquisition (“M&A”) activities:

•	Launch LeaseSoft into new markets by assigning new, well-established companies as distributors in Europe, Asia Pacific and North America.
•	Expand aggressively in China for LeaseSoft and related services.
•	Expand relationships with key customers in the US, Europe and Asia Pacific.
•	Product positioning through alliances, joint ventures and partnerships.
•	Focus on key new fortune 1000 customers globally and grow within existing key customers.
•	Aggressively bid and participate in $5MN plus projects in UK and Asia Pacific by leveraging NetSol CQ as combined asset.
•	Embark on roll up strategy by broadening M&A activities broadly in the software development domain.
•

Funding and Investor Relations:

•	Successfully raise new capital from institutional investors and emerging markets to position NetSol for growth and visibility.
•	Launched an aggressive marketing campaign with institutional investors and micro cap funds in April 2006.
•	Infuse new capital from the potential exercise of employee options for business development, to enhance balance sheet and further investment in infrastructures.
•	Continue to efficiently and prudently manage cash requirements.
•	Public relations campaign to attract long term institutional holdings.

Improving the Bottom Line:

•	Continue to review costs at every level to consolidate and enhance operating efficiencies.
•	Grow process automation.
•	Profit Centric Management Incentives.
•	More local empowerment and P&L Ownership in each Country Office.
•	Improve productivity at the development facility and business development activities.
•	Cost efficient management of every operation and continue further consolidation to improve bottom line.
•	Integrate and centralize the US, UK and Australian operations and improve the costs and bottom line.

Management believes that NetSol is in a position to derive higher productivity based on current capital employed.

Management continues to be focused on building its delivery capability and has achieved key milestones in that respect. Key projects are being delivered on time and on budget, quality initiatives are succeeding, especially in maturing internal processes. Management believes that further leverage was provided by the development ‘engine’ of NetSol, which became CMM Level 2 in early 2002. In a quest to continuously improve its quality standards, NetSol reached CMM Level 3 assessment in July 2003. According to the website of SEI of Carnegie Mellon University, USA, only a few software companies in the world have announced their assessment of level 3. As a result of achieving CMM level 4, NetSol is experiencing a growing demand for its products and alliances from blue chip companies worldwide. NetSol is now aiming for CMM level 5, the highest CMM level in the next year. NetSol plans to further enhance its capabilities by creating similar development engines in other Southeast Asian countries with CMM levels quality standards. This would make NetSol much more competitive in the industry and provide the capabilities for development in multiple locations. Increases in the number of development locations with these CMM levels of quality standards will provide customers with options and flexibility based on costs and broader access to skills and technology.

MATERIAL TRENDS AFFECTING THE COMPANY

NetSol has identified the following material trends affecting the Company.

Positive trends:

•	Continued positive EBITDA trends of NetSol attracting funds and institutions globally.
•	Outsourcing of services and software development is growing worldwide.
•
The Global IT budgets are estimated to exceed $1.2 trillion in 2004 and beyond, according to the internal estimates of Intel Corporation. About 50% of this IT budget would be consumed in the US market alone primarily on the people and processes.

•	Cost arbitrage, labor costs still very competitive and attractive when compared with India.
•	Regional stability and improving political environment between Pakistan and India.
•
Economic turnaround in Pakistan including: a steady increase in gross domestic product; much stronger dollar reserves, which is at an all time high of over $13 billion; stabilizing reforms of government and financial institutions; improved credit ratings in the western markets, and elimination of corruption at the highest level.

•	Stronger ties between the US and Pakistan creating new investment and trade opportunities.
•	Robust growth in outsourcing globally and investment of major US and European corporations in the developing countries.
•	Chinese economic boom leading to new market opportunities.
•	Improved perception of Pakistan economy in the western media casting positive impact on NetSol future outlook.

Negative trends:

•
Continued political and geographical conflicts in the Middle East and South-East Asia are creating challenging times for economic development. In addition, the existence of religious, extremism, and radical elements are causing tensions in the region.

•
The disturbance in Middle East and rising terrorist activities post 9/11 worldwide have resulted in issuance of travel advisory in some of the most opportunistic markets. In addition, travel restrictions and new immigration laws provide delays and limitations on business travel.

•	The devastating earthquake in northern parts of Pakistan may slow growth for local business in the short run.
•	Skyrocketing oil prices caused by the unfortunate hurricanes, tensions in the Middle East and Iran, and the surge in global demand for oil could affect the US and global economy.
•	Continuous impact of Iraq war on US and global economy and potential threats surrounding US and Iran tensions.

CRITICAL ACCOUNTING POLICIES

Our financial statements and related public financial information are based on the application of accounting principles generally accepted in the United States (“GAAP”). GAAP requires the use of estimates; assumptions, judgments and subjective interpretations of accounting principles that have an impact on the assets, liabilities, and expense amounts reported. These estimates can also affect supplemental information contained in the external disclosures of the Company including information regarding contingencies, risk and financial condition. Management believes our use of estimates and underlying accounting assumptions adhere to GAAP and are consistently and conservatively applied. Valuations based on estimates are reviewed for reasonableness and conservatism on a consistent basis throughout the Company. Primary areas where our financial information is subject to the use of estimates, assumptions and the application of judgment include our evaluation of impairments of intangible assets, and the recoverability of deferred tax assets, which must be assessed as to whether these assets are likely to be recovered by us through future operations. We base our estimates on historical experience and on various other assumptions that we believe to be reasonable under the circumstances. Actual results may differ materially from these estimates under different assumptions or conditions. We continue to monitor significant estimates made during the preparation of our financial statements.

VALUATION OF LONG-LIVED AND INTANGIBLE ASSETS

The recoverability of these assets requires considerable judgment and is evaluated on an annual basis or more frequently if events or circumstances indicate that the assets may be impaired. As it relates to definite life intangible assets, we apply the impairment rules as required by SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” which requires significant judgment and assumptions related to the expected future cash flows attributable to the intangible asset. The impact of modifying any of these assumptions can have a significant impact on the estimate of fair value and, thus, the recoverability of the asset.

INCOME TAXES

We recognize deferred tax assets and liabilities based on the differences between the financial statement carrying amounts and the tax bases of assets and liabilities. We regularly review our deferred tax assets for recoverability and establish a valuation allowance based upon historical losses, projected future taxable income and the expected timing of the reversals of existing temporary differences. During fiscal year 2005-2006, we estimated the allowance on net deferred tax assets to be one hundred percent of the net deferred tax assets.

CHANGES IN FINANCIAL CONDITION

Quarter Ended March 31, 2006 as compared to the Quarter Ended March 31, 2005:

Net revenues for the quarters ended March 31, 2006 and 2005 were $5,045,827 and $3,190,918, respectively. Net revenues are broken out among the subsidiaries as follows:

	2006		2005
Netsol USA	$41,500	0.82%	$21,606	0.68%
Netsol Tech	1,677,884	33.25%	1,623,307	50.87%
Netsol Private	449,465	8.91%	95,367	2.99%
Netsol Connect	201,375	3.99%	294,420	9.23%
Netsol-TiG	431,046	8.54%	154,046	4.83%
Netsol UK	720,514	14.28%	125,782	3.94%
Netsol-CQ	1,480,169	29.33%	799,761	25.06%
Netsol-Abraxas Australia	35,225	0.70%	76,629	2.40%
Talk Trainers	8,649	0.17%	-	0.00%
Total Net Revenues	$5,045,827	100.00%	$3,190,918	100.00%

This reflects an increase of $1,854,909 or 58.13% in the current quarter as compared to the quarter ended March 31, 2005. The increase is attributable to new orders of licenses, an increase in services business, the integration of the revenues contributed by the subsidiary CQ Systems in UK acquired February 2005, the growing outsourcing business of NetSol-TiG (JV) and additional maintenance work. The Company’s biggest revenue growth was achieved in the two UK operations and the new joint-venture with TiG, which generated sales both domestically and internationally. The Company experienced a modest increase in domestic business in Pakistan as the country began recovering from the earthquake on October 8, 2005. The demand for the Company’s IT services in Asia Pacific and Europe is consistent and solid.

During the quarter ended March 31, 2006, the parent company managed several projects with Seattle based Capital Stream generating modest revenues. The projects call for outsourcing of software development services taking advantage of our off-shore development facility in Lahore. In addition, in February 2006, the Parent company signed a master consulting agreement with McCue Systems, Inc. (“McCue”), a California corporation to assist in customer implementations, quality assurance and off-shore software development. To date, no revenues have been generated from this agreement as the programmers are in the process of becoming familiar with McCue’s LeasePak system.

NetSol made a significant move by acquiring 100% of a UK based software company, CQ Systems Ltd., in February 2005. The acquisition of CQ Systems has provided NetSol a very strong and seasoned management team with a mature, profitable, business. The acquisition of CQ Systems provided tremendous new business opportunities for NetSol in the European markets. We have experienced a seamless integration at every level of both companies. In November 2005, we launched the combined company as NetSol-CQ and the LeaseSoft brand in European market. Just recently NetSol-CQ signed off a multi-million dollar LeaseSoft agreement with a major financial institution. Due to confidentiality agreement with our new client we are not able to disclose the name of the client.

NetSol has been actively pursuing a few target companies in USA and in Europe for acquisitions. A lot of effort has been made in pursuing the US based IT products based company, McCue Systems, Inc., in Burlingame, California. With both external and internal due diligence and with the assistance of our management and our mergers and acquisitions professionals, Maxim Group, we entered into a definitive agreement to acquire 100% of McCue Systems. This agreement was signed May 6, 2006. The company expects to complete the transaction by June 30, 2006. This acquisition would effectively launch NetSol in the US leasing and finance markets and will provide a solid footprint in North America. This will be all accretive revenue for NetSol that will be reported and consolidated from July 2006. The company will continue to explore new M&A opportunities that are synergistic and grow our business exponentially and accretively.

During the quarter ended March 31, 2006, our Asia Pacific region signed off new implementations of LeaseSoft at ORIX Leasing Singapore, a new implementation of LeaseSoft at Daimler Chrysler Auto Finance, China, Mercedes - Benz Finance Co, Japan and in Daimler Chrysler Leasing Thailand. In addition, NetSol completed several implementations of LeaseSoft with our major customers in Asia Pacific markets. NetSolCQ signed a new contract with a large banking institution in the UK that was valued at over $1 million. The UK operations since the acquisition of CQ Systems in 2005, continues to enhance market penetration in UK markets and generate new business. As a result, several new customers were signed up as the awareness and brand acceptance of NetSolCQ as combined company gains momentum.

Our majority owned subsidiary, NetSol Technologies Ltd., in Lahore has experienced major new business development activities in both the Pakistani public and private sectors. While we have signed several new contracts in the public sector, these agreements are confidential and are not allowed to be disclosed as these contracts involve some sensitive IT solutions and project managements within the government ministries. NetSol sees a very robust and high volume new business environment in Pakistan as the economy continues to grow over 8% each year. NetSol is an extremely enviable position to leverage from its name and reputation.

NetSol’s Global Frame Agreement signed in early 2005 with DaimlerChrysler Services (“DCS”) qualifies NetSol as a preferred vendor to DCS in 40 plus countries where DCS operates. As a direct result of the successful implementations of some of our current systems with DaimlerChrysler and the signing of the global frame agreement, we are noticing a significant increase in demand for LeaseSoft. Although the sales cycle for LeaseSoft is rather long, we are experiencing a 100% increase in product demonstration, evaluation and assessment by blue chip companies in the UK, Australia, Japan, Europe, North America and Pakistan. In fiscal year 2005, NetSol raised the pricing of its LeaseSoft licenses significantly due primarily to a surge in demand. In spring of 2005, one complete system was sold to Toyota Leasing Thailand (“TLT”) for nearly $2.3 million that includes over $1.2 million for license fees.

A number of large leasing companies will be looking to renew legacy applications. This places NetSol in a very strong position to capitalize on any upturn in IT spending by these companies. NetSol is well positioned to sell several new licenses in fiscal year 2006-2007 that could potentially increase the sales and bottom line. As the Company continues to sell more of these licenses, management believes it is possible that the margins could increase to upward of 70%. The license prices of these products vary from $300,000 to an excess of $1,000,000 with additional charges for customization and maintenance of between 20%-30% each year.

The gross profit was $2,727,298 in the quarter ending March 31, 2006 as compared with $1,848,702 for the same quarter of the previous year for an increase of $878,596. The gross profit percentage decreased slightly to approximately 54% in the quarter ended March 31, 2006 compared to approximately 58% for the quarter ended March 31, 2006. This is mainly due to the increase in direct costs of hiring new technology personnel as the Company gears up for the increased demand in its products and services. Our main technology campus in Lahore hired over 90 new developers and programmers in the last four months. In comparison to the prior quarter ended December 31, 2005, the cost of sales increased approximately $341,495, revenues increased $521,454, and an overall increase of 3% in gross profit.

Operating expenses were $2,458,199 for the quarter ending March 31, 2006 as compared to $1,632,525, for the corresponding period last year. The increase is mainly attributable to increased selling and marketing activities, additional employees and an increase in overall activities due to our increased marketing efforts. Also contributing to the higher costs was the full integration of CQ Systems and the joint-venture NetSol-TiG. Depreciation and amortization expense amounted to $594,385 and $384,649 for the quarter ended March 31, 2006 and, 2005, respectively, reflecting the intangible assets purchased from the CQ Systems acquisition in February 2005, the addition of the new building in Lahore in the prior year and new computer equipment purchased to gear up for the increased demand in our products and services. Combined salaries and wages costs were $597,636 and $453,226 for the comparable periods, respectively, or an increase of $144,410 from the corresponding period last year. Salaries, as a percentage of sales, were 12% for the current quarter as compared to 14% in the prior period. The addition of the subsidiary, CQ Systems and the forming of the joint-venture with TiG, as well as an increase in development, sales and administration employees resulted in the increase.

Selling and marketing expenses were $444,472 and $219,399, in the quarter ended March 31, 2006 and 2005, respectively, an increase of $225,073 reflecting the growing sales activity of the Company, including the launch of NetSol-CQ as a combined entity to the European market. Advertising expense was $144,163 for the current quarter. The Company is in a growth phase and is increasing its overall sales and marketing activities. Sales and marketing was 9% of sales for the current quarter as compared to 7% in the corresponding period last year. The Company wrote-off as uncollectible bad debts of $19,561 in the current quarter compared to $0 for the comparable prior period in the prior year. Professional services expense increased slightly to $126,806 in the quarter ended March 31, 2006, from $112,830 in the corresponding period last year.

Income from operations was $269,099 compared to a loss of $216,177 for the quarters ended March 31, 2006 and 2005, respectively. This represents an increase of $52,922 or 24.48% for the quarter compared with the comparable period in the prior year.

Net income was $21,819 compared to $126,858 for the quarters ended March 31, 2006 and 2005, respectively. This is a decrease of $105,039 or 82.8% compared to the prior year. The current fiscal quarter amount includes a net reduction of $187,127 compared to $29,994 in the prior period for the 49.9% minority interest in NetSol Connect, NetSol-TiG, and Talk Trainers owned by another party, and the 28.13% minority interest in NetSol PK. For the quarters ended March 31, 2006 and 2005, respectively, the Company recognized an expense of $2,628 and $3,941 for the beneficial conversion feature on convertible debentures and a gain of $1,318 and $49,865 from the settlement of debts and $12,016 and $0 expense for the fair value of options and warrants issued. Net income per share, basic and diluted, was $0.00 for the quarter ended March 31, 2006 as compared to $0.01 for the corresponding period last year.

The net earnings before interest, taxes, depreciation and amortization, ( “EBITDA”) income was $715,299 compared to $617,650 or an increase of 15.81% after amortization and depreciation charges of $594,385 and $384,649, income taxes of $24,080 and $58,787, and interest expense of $75,015 and $47,356, respectively. Although the net EBITDA income is a non-GAAP measure of performance we are providing it for the benefit of our investors and shareholders to assist them in their decision-making process.

Nine Month Period Ended March 31, 2006 as compared to the Nine Month Period Ended March 31, 2005:

Net revenues for the nine months ended March 31, 2006 and 2005 were $14,040,185 and $7,972,450, respectively. Net revenues are broken out among the subsidiaries as follows:

	2006		2005
Netsol USA	$45,250	0.32%	$295,725	3.71%
Netsol Tech	4,692,344	33.42%	4,564,167	57.25%
Netsol Private	1,196,098	8.52%	562,872	7.06%
Netsol Connect	676,956	4.82%	852,640	10.69%
Netsol-TiG	1,122,787	8.00%	154,046	1.93%
Netsol UK	1,929,666	13.74%	574,849	7.21%
Netsol-CQ	4,176,299	29.75%	799,761	10.03%
Netsol-Abraxas Australia	192,136	1.37%	168,390	2.11%
Talk Trainers	8,649	0.06%	-	0.00%
Total Net Revenues	$14,040,185	100.00%	$7,972,450	100.00%

This reflects an increase of $6,067,735 or 76.11% in the current nine months as compared to the nine months ended March 31, 2005. The increase is attributable to new orders of licenses and an increase in services business, including additional maintenance work, and the addition of two new subsidiaries. The Company’s biggest revenue growth was achieved in the two UK operations and the new joint-venture with TiG, which generated sales both domestically and internationally. The Company experienced a modest increase in domestic business in Pakistan as the country began recovering from the earthquake on October 8, 2005. The demand for the Company’s IT services in Asia Pacific and Europe is consistent and solid.

During the quarter ended March 31, 2006, the parent company managed several projects with Seattle based Capital Stream generating modest revenues. The projects call for outsourcing of software development services taking advantage of our off-shore development facility in Lahore. In addition, in February 2006, the Parent company signed a master consulting agreement with McCue Systems, Inc. (“McCue”), a California corporation to assist in customer implementations, quality assurance and off-shore software development. To date, no revenues have been generated from this agreement as the programmers are in the process of becoming familiar with McCue’s LeasePak system.

NetSol made a significant move by acquiring 100% of a UK based software company, CQ Systems Ltd., in February 2005. The acquisition of CQ Systems has provided NetSol a very strong and seasoned management team with a mature, profitable, business. The acquisition of CQ Systems provided tremendous new business opportunities for NetSol in the European markets. We have experienced a seamless integration at every level of both companies. In November 2005, we launched the combined company as NetSol-CQ and the LeaseSoft brand in European market. Just recently NetSol-CQ signed off a multi-million dollar LeaseSoft agreement with a major financial institution. Due to confidentiality agreement with our new client we are not able to disclose the name of the client.

NetSol has been actively pursuing a few target companies in USA and in Europe for acquisitions. A lot of effort has been made in pursuing the US based IT products based company, McCue Systems, Inc., in Burlingame, California. With both external and internal due diligence and with the assistance of our management and our mergers and acquisitions professionals, Maxim Group, we entered into a definitive agreement to acquire 100% of McCue Systems. This agreement was signed May 6, 2006. The company expects to complete the transaction by June 30, 2006. This acquisition would effectively launch NetSol in the US leasing and finance markets and will provide a solid footprint in North America. This will be all accretive revenue for NetSol that will be reported and consolidated from July 2006. The company will continue to explore new M&A opportunities that are synergistic and grow our business exponentially and accretively.

During the quarter ended March 31, 2006, our Asia Pacific region signed off new implementations of LeaseSoft at ORIX Leasing Singapore, a new implementation of LeaseSoft at Daimler Chrysler Auto Finance, China, Mercedes - Benz Finance Co, Japan and in Daimler Chrysler Leasing Thailand. In addition, NetSol completed several implementations of LeaseSoft with our major customers in Asia Pacific markets. NetSolCQ signed a new contract with a large banking institution in the UK that was valued at over $1 million. The UK operations since the acquisition of CQ Systems in 2005, continues to enhance market penetration in UK markets and generate new business. As a result, several new customers were signed up as the awareness and brand acceptance of NetSolCQ as combined company gains momentum.

Our majority owned subsidiary, NetSol Technologies Ltd., in Lahore has experienced major new business development activities in both the Pakistani public and private sectors. While we have signed several new contracts in the public sector, these agreements are confidential and are not allowed to be disclosed as these contracts involve some sensitive IT solutions and project managements within the government ministries. NetSol sees a very robust and high volume new business environment in Pakistan as the economy continues to grow over 8% each year. NetSol is an extremely enviable position to leverage from its name and reputation.

NetSol’s Global Frame Agreement signed in early 2005 with DaimlerChrysler Services (“DCS”) qualifies NetSol as a preferred vendor to DCS in 40 plus countries where DCS operates. As a direct result of the successful implementations of some of our current systems with DaimlerChrysler and the signing of the global frame agreement, we are noticing a significant increase in demand for LeaseSoft. Although the sales cycle for LeaseSoft is rather long, we are experiencing a 100% increase in product demonstration, evaluation and assessment by blue chip companies in the UK, Australia, Japan, Europe, North America and Pakistan. In fiscal year 2005, NetSol raised the pricing of its LeaseSoft licenses significantly due primarily to a surge in demand. In spring of 2005, one complete system was sold to Toyota Leasing Thailand (“TLT”) for nearly $2.3 million that includes over $1.2 million for license fees.

A number of large leasing companies will be looking to renew legacy applications. This places NetSol in a very strong position to capitalize on any upturn in IT spending by these companies. NetSol is well positioned to sell several new licenses in fiscal year 2006-2007 that could potentially increase the sales and bottom line. As the Company continues to sell more of these licenses, management believes it is possible that the margins could increase to upward of 70%. The license prices of these products vary from $300,000 to an excess of $1,000,000 with additional charges for customization and maintenance of between 20%-30% each year.

The gross profit was $8,077,272 for the nine months ending March 31, 2006 as compared with $5,028,579 for the same period of the previous year. The gross profit percentage has decreased 5.54% to 57.53% in the current fiscal year from 63.07% for the nine months ended March 31, 2005. This is mainly due to the increase in direct costs of hiring new technology personnel as the Company gears up for the increased demand in its products and services. Our main technology campus in Lahore hired over 90 new developers and programmers in the last four months.

Operating expenses were $6,848,682 for the nine months ending March 31, 2006 as compared to $4,153,323, for the corresponding period last fiscal year for an increase of $2,695,359. The increase is mainly attributable to increased selling and marketing activities, additional employees and an increase in overall activities due to our increased marketing efforts. Also contributing to the higher costs was the full integration of CQ Systems and the joint-venture NetSol-TiG. In addition, the Company as a whole contributed over $92,000 to charity organizations for the Earthquake Relief for Northern Pakistan. As a percentage of sales, operating expenses decreased 3% to 49% from 52% in the prior nine-month period. Depreciation and amortization expense amounted to $1,711,771 and $1,007,789 for the nine months ended March 31, 2006 and 2005, respectively, reflecting the intangible assets purchased from the CQ Systems acquisition in February 2005, the addition of the new building in Lahore in the prior year and new computer equipment purchased to gear up for the increased demand in our products and services. Combined salaries and wage costs were $1,686,726 and $1,248,447 for the nine months ended March 31, 2006 and 2005, respectively, or an increase of $438,279 from the corresponding period last year. As a percentage of sales, salaries was 12% as compared to 16% for the corresponding period last year. The addition of the new subsidiary, CQ Systems and the forming of the joint-venture with TiG, as well as an increase in development, sales and administration employees resulted in the increase.

Selling and marketing expenses were $1,190,906 and $474,099 for the nine months ended March 31, 2006 and 2005, respectively, an increase of $716,807 reflecting the growing sales activity of the Company, including the launch of NetSol-CQ as a combined entity to the European market. Advertising expense was $270,508 for the current nine-month period. The Company is in a growth phase and is increasing its overall sales and marketing activities. Sales and marketing was 9% of sales for the current quarter as compared to 6% in the corresponding period last year. The Company wrote-off as uncollectible bad debts of $27,289 and $0 for the nine months ended March 31, 2006 and 2005, respectively. Professional services expense decreased to $365,152 in the nine months ended March 31, 2006, from $368,135 in the corresponding period last year.

Income from continued operations was $1,228,590 compared to $875,256 for the nine months ended March 31, 2006 and 2005, respectively. This represents an increase of $353,334 or 40.37% for the nine-month period compared to the prior year. This is directly due to increased sales, reduction of operational expenses, improved gross margins, and the addition of two new subsidiaries.

Net income was $350,601 for the nine months ended March 31, 2006 compared to $445,238 for the nine months ended March 31, 2005. This is a decrease of $94,637 or 21.26% compared to the prior year. The current nine-month period amount includes a net reduction of $699,872 compared to $15,735 in the prior period for the 49.9% minority interest in NetSol Connect, NetSol-TiG, and Talk Trainers owned by another party, and the 28.13% minority interest in NetSol PK. For the nine months ended March 31, 2006 and 2005, respectively, the Company recognized an expense of $14,389 and $205,906 for the beneficial conversion feature on convertible debentures and a gain of $8,294 and $239,506 from the settlement of debts and $21,505 and $249,638 expense for the fair value of options and warrants issued. Net income per share was $0.02, basic and diluted, for the nine months ended March 31, 2006 as compared to $0.04, basic and $0.03 diluted for the corresponding period last year.

The net earnings before interest, taxes, depreciation and amortization, ( “EBITDA”) income was $2,394,163 compared to $1,691,643 or an increase of 41.53% after amortization and depreciation charges of $1,711,771 and $1,008,789, income taxes of $90,891 and $61,260, and interest expense of $240,900 and $177,356, respectively. Although the net EBITDA income is a non-GAAP measure of performance we are providing it for the benefit of our investors and shareholders to assist them in their decision-making process.

 LIQUIDITY AND CAPITAL RESOURCES

The Company's cash position was $2,390,245 at March 31, 2006 compared to $1,596,031 at March 31, 2005. In addition the Company had $2,098,003 as compared to $1,083,450 in  certificates of deposit, respectively. The total cash position, including the certificates of deposits, was $4,488,248 and $2,679,481 as of March 31, 2006 and 2005.

The Company’s current assets as of March 31, 2006 were 54.27% of total assets, an increase of 10.82% from 43.45% as of March 31, 2005. In addition, our working capital (current assets minus current liabilities) was $10,232,494.

Net cash used for operating activities amounted to $737,357 for the nine months ended March 31, 2006, as compared to $733,409 for the comparable period last fiscal year. The decrease is mainly due to an increase in net income as well as an increase in prepaid expenses and accounts receivable.

Net cash used by investing activities amounted to $4,568,666 for the nine months ended March 31, 2006, as compared to $3,764,574 for the comparable period last fiscal year. The difference lies primarily in the purchase of subsidiary which increased intangible assets and the purchase property and equipment during the current fiscal year. The Company had purchases of property and equipment of $2,063,284 compared to $804,115 for the comparable period last fiscal year. During the prior fiscal year, an additional $287,797 and $250,006 was infused into the Company’s minority interest in the Company’s subsidiaries NetSol Connect and NetSol-TiG.

Net cash provided by financing activities amounted to $6,232,741 and $5,186,675 for the nine months ended March 31, 2006, and 2005, respectively. The current fiscal period included the cash inflow of $1,400,000 compared to $1,512,000 from issuance of equity and $384,062 compared to $999,224 from the exercising of stock options and warrants. In addition, the Company received net proceeds of $4,031,001 from the sale of a subsidiary’s common stock in an IPO on the Karachi Stock Exchange as compared to $1,589,974 in the prior year. In addition the Company and had net proceeds on loans and capital leases of $417,678 as compared to $1,137,181 in the comparable period last year.

The Company plans on pursuing various and feasible means of raising new funding to expand its infrastructure, enhance product offerings and beef up marketing and sales activities in strategic markets. The strong growth in earnings and the signing of larger contracts with Fortune 500 customers largely depends on the financial strength of NetSol. Generally, the bigger name clients and new prospects diligently analyze and take into consideration a stronger balance sheet before awarding big projects to vendors. Therefore, NetSol would continue its effort to further enhance its financial resources in order to continue to attract large name customers and big value contracts. Management feels that a major requirement of institutional investors is a much stronger balance sheet and a healthy cash position.

Management expects to continue to improve its cash position in the current and future quarters due to the new business signed up in the last quarter. Since our newly listed subsidiary on the Karachi Stock Exchange (“KSE”) has performed much better than our own expectation i.e. the stock has more than doubled from its IPO price, we have another vehicle to meet the growing needs of new capital. Any new capital raise would depend on future M&A initiatives. Management would exercise its best judgment in choosing the most viable option for financing. In addition, the Company anticipates additional exercises of employee stock options in the current and subsequent quarters. The Company has consistently improved its cash position in last four quarters through employees’ exercise of options, the IPO of the Pakistani subsidiary, private placements, and the signing of new business. We anticipate this trend to continue in the current and future quarters, further improving the cash resources and liquidity position. Management is committed to implementing the growth business strategy that was ratified by the board of directors in July 2005. The company would continue to inject new capital towards expansion, grow sales and marketing and further enhancement of delivery capabilities.

As a growing company, we have on-going capital expenditure needs based on our short term and long term business plans. Although our requirements for capital expenses vary from time to time, for the next 12 months, we have the following capital needs:

•	In next three months the final payment of CQ Systems would be due based on the formula of ‘earn out’. This could be in the range of $1.0MN to $3.6MN.
•	Notes payable for approximately $800,000.
•	Working capital of $1.0 million for US business expansion, new business development activities and infrastructure enhancements.
•	In the next three months the first installment for the purchase of McCue Systems would be due of approximately $2.0 MN.

While there is no guarantee that any of these methods will result in raising sufficient funds to meet our capital needs or that even if available will be on terms acceptable to the Company, we will consider raising capital through equity based financing and, warrant and option exercises. We would, however, use some of our internal cash flow to meet certain obligations as mentioned above.

The methods of raising funds for capital needs may differ based on the following:

•
Stock volatility due to market conditions in general and NetSol stock performance in particular. This may cause a shift in our approach to raising new capital through other sources such as secured long term debt.

•
Analysis of the cost of raising capital in the U.S., Europe or emerging markets. By way of example only, if the cost of raising capital is high in one market and it may negatively affect the company’s stock performance, we may explore options available in other markets.

Should global or other general macro economic factors cause an adverse climate, we would defer new financing and use internal cash flow for capital expenditures.

RESULTS OF OPERATIONS

THE YEAR ENDED JUNE 30, 2005 COMPARED TO THE YEAR ENDED JUNE 30, 2004

Net revenues for the year ended June 30, 2005 were $12,437,653 as compared to $5,749,062 for the year ended June 30, 2004. Net revenues are broken out among the subsidiaries as follows:

	2005	%	2004	%
Netsol USA	$295,725	2.38%	$676,857	11.77%
Netsol Tech (1)	6,557,031	52.73%	3,190,049	55.49%
Netsol Private (2)	776,572	6.24%	483,788	8.42%
Netsol Connect	1,143,616	9.19%	778,598	13.54%
Netsol UK	687,620	5.53%	356,215	6.20%
Netsol-Abraxas Australia	217,470	1.75%	263,555	4.58%
CQ Systems	2,311,345	18.58%	-	0.00%
Netsol-TiG	448,274	3.60%	-	0.00%
Total Net Revenues	$12,437,653	100.00%	$5,749,062	100.00%

(1) Refers to NetSol Technologies (Pvt.) Limited
(2) Refers to NetSol (Private) Limited

The total consolidated net revenue for fiscal year 2005 was $12,437,653 compared to $5,749,062 in fiscal year 2004. This is a nearly 116% increase in revenue. The increase is attributable to increased sales, the acquisition of CQ Systems and the forming of the joint-venture with TiG.

The fiscal year ended June 30, 2005 was a very busy and exciting period for NetSol worldwide. The Company added a few major new customers such as DaimlerChrysler in China, Japan, and New Zealand and Toyota Leasing Thailand and China. In addition, many new customers were added in Pakistan in both the public and private sectors. NetSol signed many new alliances and partnerships in fiscal year 2005. The most significant of all was the joint venture with a UK based company, The Innovation Group (“TiG”). NetSol owns 51% of this new entity while TIG owns 49%. The partnership is designed to outsource the global IT projects of TiG to NetSol in Pakistan.

NetSol made a significant move by acquiring 100% of a UK based software company CQ Systems Ltd. in February 2005. The acquisition of CQ Systems has provided NetSol a very strong and seasoned management team with a mature, profitable, business. NetSol’s global frame agreement with DaimlerChrysler Services (“DCS”) qualifies NetSol as a preferred vendor to DCS in 40 plus countries where DCS operates.

As a direct result of the successful implementations of some of our current systems with DaimlerChrysler and the signing of the global frame agreement, we are noticing a significant increase in demand for LeaseSoft. Although the sales cycle for LeaseSoft is rather long, we are experiencing a 100% increase in product demonstration, evaluation and assessment by blue chip companies in the UK, Australia, Japan, Europe, North America and Pakistan. In fiscal year 2005, NetSol raised the pricing of its LeaseSoft licenses significantly due primarily to a surge in demand. In spring of 2005, one complete system was sold to Toyota Leasing Thailand (“TLT”) for nearly $2.3 million that includes over $1.2 million for license fees.

A number of large leasing companies will be looking to renew legacy applications. This places NetSol in a very strong position to capitalize on any upturn in IT spending by these companies. NetSol is well positioned to sell several new licenses in fiscal year 2006 that could potentially increase the sales and bottom line. As the Company sells more of these licenses, management believes it is possible that the margins could increase to upward of 70%. The license prices of these products vary from $100,000 to an excess of $1,000,000 with additional charges for customization and maintenance of between 20%-30% each year.

The gross profit was $7,682,904 for year ended June 30, 2005 as compared with $3,049,387 for the same period of the previous year. This is a 152% increase. The gross profit percentage was 62% for the current fiscal year and 53% in the prior year. While the cost of sales and the cost of delivery of projects have both been reduced in the current year, the Company maintained all its delivery commitments and has won new business from existing and new customers. While management is striving to negotiate better pricing on new agreements, the Company has been required to react to overall general economic factors in determining its present pricing structure. The gross profit margin was also improved due to improved quality standards such as achieving the assessment of CMM Level 4 in 2004.

Operating expenses were $6,618,199 for the year ended June 30, 2005 as compared to $5,757,405 for the year ended June 30, 2004. During the years ended June 30, 2005 and 2004, the Company issued 188,972 and 48,613 restricted common shares in exchange for services rendered, respectively. The Company recorded this non-cash compensation expense of $246,650 and $48,240 for the years ended June 30, 2005 and 2004, respectively. Total professional service expense, including non-cash compensation, was $604,192 and $464,332 for the years ended June 30, 2005 and 2004, respectively. During the years ended June 30, 2005 and 2004, the Company recorded depreciation and amortization expense of $1,564,562 and $1,240,792, included in this increase is the addition of the completion of the Lahore facility. Salaries and wages expenses were $2,022,183 and $1,493,252 for the years ended June 30, 2005 and 2004, respectively, or an increase of $528,931 or 35%. The addition of the new subsidiary, CQ Systems and the forming of the joint-venture with TiG, as well as an increase in development, sales and administration employees resulted in the increase. Approximately 250 new employees were added throughout the Company during the current fiscal year. General and administrative expenses were $1,588,456 and $1,759,607 for the years ended June 30, 2005 and 2004, respectively, a decrease of $171,151. This decrease is due to consolidation of US offices, streamlining of corporate overheads and reduction of operating expenses in the Lahore facility due to elimination of building rent. In the prior year, the general and administrative expense included non-recurring expenses for moving both the headquarters office and the Pakistan companies into the new facility, $105,608 in costs for placing the convertible debenture and $122,500 for settlement of legal disputes. Also, the Company had to incur extra costs for the annual shareholders meeting including proxies mailing and other administrative related costs and travel expenses.

Selling and marketing expenses increased to $782,488 for the year ended June 30, 2005 as compared to $253,701 for the year ended June 30, 2004, reflecting the growing sales activity of the Company and the addition of the new subsidiary, CQ Systems and the joint-venture, NetSol-TIG. The Company wrote-off, as uncollectible, bad debts of $13,118 and $219,909, during the years ended June 30, 2005 and 2004, respectively.

The income from operations in fiscal year 2005 was $1,064,705 compared to a net loss from operations of $2,708,018 in fiscal year 2004. Included in these amounts are non-cash charges of depreciation and amortization of $1,564,562 and $1,240,792, settlement expenses of $43,200 and $122,500 and bad debt expense of $13,118 and $219,909, respectively. Net income in fiscal year 2005 was $663,325 compared to a net loss of $2,577,058 in fiscal year 2004 or 125.74% decrease. The current fiscal year amount includes a net reduction of $111,073 compared to an add-back of $273,159 in the prior year for the 49.9% minority interest in NetSol Connect and NetSol-TiG owned by another party. The Company also recognized non-recurring expenses including $209,848 and $137,230 expense for the beneficial conversion feature on notes payable and convertible debenture, a gain of $0 and $104,088, from writing off a note payable in one of the subsidiaries that had been paid through the issuance of stock by the parent in the prior year and, a gain of $404,136 and $216,230 from the settlement of a debt, respectively. In addition, during the current fiscal year, the Company recorded an expense of $255,130 for the fair market value of options and warrants granted. The net income per share was $0.06 in 2005 compared to a loss of $0.33 in 2004. The total weighted average of shares outstanding basic was 11.6 million and diluted was 14.8 million against basic and diluted 7.9 million in 2004.

The net EBITDA income for fiscal 2005 was $2,454,164 compared to loss of $1,029,751 in fiscal 2004 after amortization and depreciation charges of $1,564,562 and $1,240,792, income taxes of $10,416 and $76,638, and interest expense of $215,861 and 229,877, respectively. Although the net EBITDA income is a non-GAAP measure of performance we are providing it for the benefit of our investors and shareholders to assist them in their decision-making process.

Liquidity And Capital Resources

The Company's cash position was $1,371,727 at June 30, 2005 compared to $871,161 at June 30, 2004. In addition the Company had $205,480 compared to $391,403 in certificates of deposit. The total cash position, including the certificates of deposits, was $1,577,207as of June 30, 2005 compared to $1,262,564 million as of June 30, 2004.

Net cash provided by operating activities amounted to $243,872 for the year ended June 30, 2005, as compared to used for $1,770,591 for the comparable period last fiscal year. The decrease is mainly due to an increase in accounts receivable and other assets offset by an increase in accounts payable.

Net cash used by investing activities amounted to $4,697,488 for the year ended June 30, 2005, as compared to providing $3,406,964 for the comparable period last fiscal year. The difference lies primarily in the purchase of CQ Systems and the related increase in intangible assets acquired. During the prior fiscal year, the Company had proceeds of $210,000 from the sale of a minority interest in the Company’s subsidiary NetSol Connect, whereas in the current fiscal year the Company received $178,521 of additional capital from the minority interests. In addition, the Company had net purchases of property and equipment of $1,468,499 compared to $2,861,754 for the comparable period last fiscal year. The majority of this reflects the capitalized costs of the Lahore facility of approximately $1.37 million and $2.32 million, respectively.

Net cash provided by financing activities amounted to $4,826,927 and $5,774,256 for years ended June 30, 2005, and 2004, respectively. The current fiscal year included the cash inflow of $1,512,000 from the sale of common stock and $1,260,057 from the exercising of stock options and warrants, compared to $1,848,750 and $1,445,392 in the prior year, respectively. In the current fiscal year, the Company had net proceeds from loans of $1,247,351 as compared to $1,301,571 in the comparable period last year. The Company also obtained a $1,200,000 convertible debenture during the prior fiscal year. The short term notes acquired during the current fiscal year were utilized to execute the acquisition of CQ Systems.

As of June 30, 2005 the Company's working capital (current assets less current liabilities) totaled $3,458,302 compared to $410,991 as of June 30, 2004, an increase of $3,047,311. In the current fiscal year, the Company sold a total of $1,512,000 of its common stock in private placements. In fiscal 2004, the Company raised capital from financing with Maxim Group of $1.85 million, net of expenses. In addition, $1.2 million in convertible debentures were issued during the prior fiscal year and approximately $487,000 from the exercising of warrants. The Company has over $3.9 million in accounts receivable and $1.96 million in revenues in excess of billings. The Company plans on pursuing various and feasible means of raising new funding to expand its infrastructure, enhance product offerings and beef up marketing and sales activities in strategic markets. The strong growth in earnings and the signing of larger contracts with Fortune 500 customers, largely depends on the financial strength of NetSol. Generally, the bigger name clients and new prospects diligently analyze and take into consideration a stronger balance sheet before awarding big projects to vendors. Therefore, NetSol would continue its effort to further enhance its financial resources in order to continue to attract large name customers and big value contracts.

Management expects to continue to improve its cash position in the current and future quarters due to the new business signed up in the last quarter. In addition, the Company anticipates additional exercises of investor warrants and employee stock options in the current and subsequent quarters. The Company has consistently improved its cash position in last four quarters through investors’ exercise of warrants, employee options exercised, private placements and the signing of new business. We anticipate this trend to continue in the current and future quarters, further improving the cash resources and liquidity position. Management is committed to implementing the growth business strategy that was ratified by the board of directors in July 2005. The company would continue to inject new capital towards expansion, grow sales and marketing and further enhancement of delivery capabilities.

NetSol’s Technology Campus in Lahore was completed in May 2004 and the staff was relocated into this new building. The Phase One will easily hold up to 500 programmers, engineers and other related staff. NetSol has already experienced a very positive response to this move from the business community, our existing customers and prospective new customers worldwide. The completion of technology campus is a major milestone for NetSol, employees, customers and the shareholders. Due to its recent growth, management has already started the planning of constructing a new phase by erecting another structure behind the current building.

Dividends and Redemption

It has been the Company's policy to invest earnings in the growth of the Company rather than distribute earnings as dividends. This policy, under which dividends have not been paid since the Company's inception and is expected to continue, but is subject to regular review by the Board of Directors.

Changes In And Disagreements With Accountants On Accounting And Financial Disclosure

Kabani & Company’s report on NetSol’s financial statements for the fiscal years ended June 30, 2004 and June 30, 2005, did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except for a going concern uncertainty for June 30, 2004.

In connection with the audit of NetSol's financial statements for the fiscal years ended June 30, 2004 and June 30, 2005 there were no disagreements, disputes, or differences of opinion with Kabani & Company on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures, which, if not resolved to the satisfaction of Kabani & Company would have caused Kabani & Company to make reference to the matter in its report.

Saeed Kamran Patel & Co.’s report on NetSol’s Pakistan subsidiaries financial statements for the fiscal years ended June 30, 2004 and June 30, 2005, did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

In connection with the audit of NetSol's Pakistan subsidiaries financial statements for the fiscal years ended June 30, 2004 and June 30, 2005 there were no disagreements, disputes, or differences of opinion with Saeed Kamran Patel & Co. on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures, which, if not resolved to the satisfaction of Saeed Kamran Patel & Co. would have caused it to make reference to the matter in its report.

INFORMATION ABOUT MCCUE SYSTEMS, INC.

Located at 111 Anza Blvd., Suite 310, Burlingame, California 94010; telephone number is (650) 348-0650, McCue Systems, Inc. has over 30 years of experience in developing business solutions for the equipment and vehicle leasing industry as a provider of lease/loan portfolio management software for banks, leasing companies and manufacturers. Its flagship product, LeasePak, simplifies lease/loan administration and asset management by accurately tracking leases, loans and equipment from origination through end-of-term and disposition.

McCue Systems provides the leasing technology industry in the development of Web-enabled and Web-based tools to deliver superior customer service, reduce operating costs, streamline the lease management lifecycle, and support collaboration with origination channel and asset partners. LeasePak can be configured to run on HP-UX, SUN/Solaris or Linux, as well as for Oracle and Sybase users. And for scalability, McCue Systems offers the LeasePak Bronze, Silver and Gold Editions for systems and portfolios of virtually all sizes and complexities. McCue Systems’ solutions provide the equipment and vehicle leasing infrastructure at leading Fortune 500 banks and manufacturers, as well as for some of the industry’s leading independent lessors, including Cisco, Hyundai, JP Morgan/Chase, ORIX, and Volkswagen Credit.

McCue Systems, Inc. leases 9,554 square feet of office space in Burlingame, California. The monthly lease cost is $20,552. The lease expires on June 30, 2007. McCue Systems, Inc. does not anticipate any difficulty in either renewing its lease or acquiring substitute premises upon expiration of the current term. McCue Systems, Inc. is not aware of any threatened or outstanding legal proceedings.

SELECTED HISTORICAL FINANCIAL DATA

We derived the historical information from the audited financial statements as of and for the years ended December 31, 2004 and 2005 and from the unaudited financial statements as of and for each of the three months ended March 31, 2005 and 2006.

The information is only a summary and should be read in conjunction with each company’s historical financial statements and related notes contained elsewhere herein. The historical results included below and elsewhere in this document are not indicative of the future performance of McCue Systems, Inc., NetSol Technologies, Inc. or the combined company.

MCCUE SYSTEMS, INCORPORATED
SELECTED CONDENSED BALANCE SHEET DATA

	As of	As of	As of	As of
	December 31, 2004	December 31, 2005	March 31, 2005	March 31, 2006
	(Audited)	(Audited)	(Unaudited)	(Unaudited)
ASSETS

Current Assets	$1,647,533	1,946,322	$1,786,688	$1,848,876
Property & equipment, net	57,638	59,261	47,852	64,706
Intangible assets, net	139,200	232,781	139,200	211,312
Rent deposits	41,005	41,005	41,005	41,005
Total assets	$1,885,376	$2,279,369	$2,014,745	$2,165,899

LIABILITIES & STOCKHOLDERS' DEFICIT

Current liabilities	$2,667,785	2,443,233	$2,711,215	$2,448,449
Stockholders' deficit	(782,409)	(163,864)	(696,470)	(282,550)

Total liabilities and stockholders' deficit	$1,885,376	$2,279,369	$2,014,745	$2,165,899

MCCUE SYSTEMS, INCORPORATED
SELECTED CONDENSED STATEMENTS OF OPERATION DATA

	For the years		For the three months
	Ended December 31,		Ended March 31,
	2005	2004	2006	2005
	(Audited)		(Unaudited)
Statement of Operations:
Revenues	$4,527,814	$5,647,637	$1,206,183	$1,133,862
Cost of Sales	2,208,560	2,494,269	612,860	620,209
Gross Profit	2,319,254	3,153,368	593,323	513,653

Operating Expenses	2,416,743	2,553,477	509,499	642,819
Income (loss) from operations	(97,489)	599,891	83,824	(129,166)

Other income	25,695	46,327	2,115	10,480
Net Income (loss)	$(71,794)	$646,218	$85,939	$(118,686)

Earnings Per Share:
Basic	$(0.11)	$0.97	$0.13	$(0.18)
Diluted	$(0.11)	$0.90	$0.12	$(0.18)

Weighted average number of shares outstanding:
Basic	669,539	669,539	669,539	669,539
Diluted	669,539	716,260	698,075	669,539

Management's Discussion and Analysis Or Plan of Operation

The following discussion is intended to assist in an understanding of the Company's financial position and results of operations for the three months ended March 31, 2006.

Forward-Looking Information.

This report contains certain forward-looking statements and information relating to the Company that is based on the beliefs of its management as well as assumptions made by and information currently available to its management. When used in this report, the words "anticipate", "believe", "estimate", "expect", "intend", "plan", and similar expressions as they relate to the Company or its management, are intended to identify forward-looking statements. These statements reflect management's current view of the Company with respect to future events and are subject to certain risks, uncertainties and assumptions. Should any of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those described in this report as anticipated, estimated or expected. The Company's realization of its business aims could be materially and adversely affected by any technical or other problems in, or difficulties with, planned funding and technologies, third party technologies which render the Company's technologies obsolete, the unavailability of required third party technology licenses on commercially reasonable terms, the loss of key research and development personnel, the inability or failure to recruit and retain qualified research and development personnel, or the adoption of technology standards which are different from technologies around which the Company's business ultimately is built. The Company does not intend to update these forward-looking statements.

INTRODUCTION

With over 30 years of experience in developing business solutions for the equipment and vehicle leasing industry, McCue Systems Inc. is a provider of lease/loan portfolio management software for banks, leasing companies, and manufacturers. Its flagship product, LeasePak, simplifies lease/loan administration and asset management by accurately tracking leases, loans, and equipment from origination through end-of-term and disposition.

McCue Systems has developed network and Web-base tools to provide lessors with superior customer service, reduced operating costs, streamlined lease operations and enhanced collaboration with origination channel and asset partners.

By harnessing the most advanced technologies, McCue Systems offers the right operating platform for almost any enterprise. McCue Systems offers the LeasePak Bronze, Silver, and Gold Editions for systems and portfolios of virtually all sizes and complexities. McCue Systems’ solutions has a high standard for reliability, providing the equipment and vehicle leasing infrastructure at leading Fortune 500 banks and manufacturers, as well as for the industry’s leading bank, independent and manufacturing captive lessors, including Cisco Capital, Hyundai Motor Finance, JP Morgan/Chase, ORIX, and Volkswagen Credit US.

The leasing experts at McCue Systems work closely with lessors to put the company’s leasing expertise to work to streamline lease operations and enhance customer retention at every stage of the lease lifecycle.

Management is performing due diligence and is seriously considering joining forces with a company that would allow McCue to take advantage of the global markets. McCue is considering public as well as financially strong private candidates which would provide a level of assurance to our existing and future customers as to the long term viability of the combined organization.

PLAN OF OPERATIONS

Management has set the following new goals for McCue Systems’ next 12 months.
•	Improve Financial Performance
•	Management Alignment
        Effective Business Plan Overhead
        Implement Strategy for focusing on Medium to Small Accounts
•	Stronger Product Presentation
        Improved LeasePak demo scripts
        Show operational benefits
        Align demos with strategic branding messages
•	Active Marketplace Involvement
        Grow Outbound Telemarketing
        Gather more Competitive Intelligence
       Enhanced Pipeline Management
•	Account Management Strategy
        Defined Key Account strategies
        Specific assigned senior managers for key accounts
        Added outbound C-level communications from marketing
•	Improved Responsiveness
        Better Product Reliability out the Door
Reporting and Tracing Discrepancies from the Field
        Broader Development and Support Bandwidth
                Support
                Implementation
                Development
•	Improved Support for Productivity for End Users
       Rollout LeasePak Productivity Suite
       Better LeasePak User Interface
       Improve LeasePak Asset Level Accounting / Billing

MATERIAL TRENDS AFFECTING THE COMPANY

McCue Systems has identified the following material trends affecting the Company.

Positive trends:

▪	Continued recovery of the equipment leasing industry.
▪	Continued growth in capital equipment sales across industries.
▪	We anticipate that our biggest competitors (IDS / Oracle / SAP) will continue to face serious challenges in this vertical.
▪
A number of large leasing companies, manufacturers, and bank equipment leasing operations will be looking to replace legacy and aging systems. This places McCue Systems in a very strong position to capitalize on any upturn in IT spending by these companies.

▪
McCue Systems will continue to enjoy the benefits of its highly effective marketing efforts and industry presence. The presence of CEO John McCue on the Board of Directors of the dominant equipment leasing trade association in the US, the Equipment Leasing Association, and his anticipated election to the Board of Trustees of The Equipment Leasing and Finance Foundation will continue to bolster the dominance of the McCue Systems brand.

Negative trends:

▪
McCue Systems will continue to face challenges in expanding the delivery capacity of its Development Department, as a result of the expense of qualified software engineers and the expense of training of new technical resources.

▪	McCue Systems will continue to be capital-restrained, as a result of its policy to limit it capital spending to self-generated capital funds.

CRITICAL ACCOUNTING POLICIES

Our financial statements and related public financial information are based on the application of accounting principles generally accepted in the United States (“GAAP”). GAAP requires the use of estimates, assumptions, judgments and subjective interpretations of accounting principles that have an impact on the assets, liabilities, and expense amounts reported. These estimates can also affect supplemental information contained in the external disclosures of the Company including information regarding contingencies, risk and financial condition. Management believes our use of estimates and underlying accounting assumptions adhere to GAAP and are consistently and conservatively applied. Valuations based on estimates are reviewed for reasonableness and conservatism on a consistent basis throughout the Company. Primary areas where our financial information is subject to the use of estimates, assumptions and the application of judgment include our evaluation of impairments of intangible assets, and the recoverability of deferred tax assets, which must be assessed as to whether these assets are likely to be recovered by us through future operations. We base our estimates on historical experience and on various other assumptions that we believe to be reasonable under the circumstances. Actual results may differ materially from these estimates under different assumptions or conditions. We continue to monitor significant estimates made during the preparation of our financial statements.

VALUATION OF LONG-LIVED AND INTANGIBLE ASSETS

The recoverability of these assets requires considerable judgment and is evaluated on an annual basis or more frequently if events or circumstances indicate that the assets may be impaired. As it relates to definite life intangible assets, we apply the impairment rules as required by SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” which requires significant judgment and assumptions related to the expected future cash flows attributable to the intangible asset. The impact of modifying any of these assumptions can have a significant impact on the estimate of fair value and, thus, the recoverability of the asset.

INCOME TAXES

We recognize deferred tax assets and liabilities based on the differences between the financial statement carrying amounts and the tax bases of assets and liabilities. We regularly review our deferred tax assets for recoverability and establish a valuation allowance based upon historical losses, projected future taxable income and the expected timing of the reversals of existing temporary differences. During fiscal year 2005-2006, we estimated the allowance on net deferred tax assets to be one hundred percent of the net deferred tax assets.

CHANGES IN FINANCIAL CONDITION

Three Months Ended March 31, 2006 as compared to the Three Months Ended March31, 2005:

Net revenues for the three months ended March 31, 2006 and 2005 were $1,133,862 and $1,206,183, respectively. This reflects a decrease of $72,321 or 6% in the current year as compared to the three months ended March 31, 2005. The decrease is mainly attributable to the lower license fees and consulting fees. License fees decreased $77,834 or 32% and consulting fees decreased $182,374 or 39%. However, maintenance fees increased $113,885 or 242% and we added a new model during the prior year for using our leasing software, the application provider service (“ASP”) which contributed $76,011 and $0, respectively. Designed for entry-level customers, the solution can be deployed in under 60 days, with cost structures scaling commensurately with the customers operational needs. The ASP offering provides monthly hosting fees along with an initial implementation fee. The ASP solution is co-managed with Lease Dimensions of Portland Oregon.

During the quarter ended March 31, 2006, McCue Systems achieved the following sales objectives:

Key Equipment Finance - Significant Add-on Business
Chase Equipment Leasing - Significant Add-on Business

McCue Systems’ gross profit was $513,653 for the three months ended March 31, 2006 as compared with $593,323 for the previous year for a decrease of $79,670 or a 13.43%. The gross profit percentage decreased to approximately 45% for the three months ended March 31, 2006 compared to approximately 49% for the comparable period in the prior year. The total cost of revenues only increased $7,349 or 1.2%. The lower gross profit is a result of lower revenues.

Operating expenses were $642,819 and $509,499 for the three months ended March 31, 2006 and 2005, respectively. This reflects an increase of $133,320 or 26%. The increase is mainly attributable to increased selling and marketing expenses and professional fees. Selling and marketing expenses were $156,271 and $112,801, for the three months ended March 31, 2006 and 2005, respectively, an increase of $43,470. Professional services expense increased $80,826 to $85,296 in the three months ended March 31, 2006, from $4,470 in the comparable period in the prior year, included in the current year expense is $15,000 for audit fees not previously incurred.

Loss from operations was $129,166, compared to an income of $83,824 for the three months ended March 31, 2006 and 2005, respectively. This represents a decrease of $212,990.

Net loss was $118,686 compared to income of $85,939 for the three months ended March 31, 2006 and 2005, respectively. This is a decrease of $204,625.

The net earnings before interest, taxes, depreciation and amortization, (“EBITDA”) was a loss of $89,318 compared to income of $97,006 or a decrease of $186,324 after amortization and depreciation charges of $29,360 and $9,785, interest expense of $0 and $1,282, respectively. Although the net EBITDA income is a non-GAAP measure of performance we are providing it for the benefit of our investors and shareholders to assist them in their decision-making process.

LIQUIDITY AND CAPITAL RESOURCES

McCue Systems’ cash position was $886,714 at March 31, 2006 compared to $542,415 at March 31, 2005.

The Company’s current assets as of March 31, 2006 were 85.36% of total assets, a 3% decrease from 88.68% as of March 31, 2005.

Net cash provided by operating activities amounted to $85,190 for the three months ended March 31, 2006, as compared to $47,558 for the comparable period in the prior year. The increase is mainly due to increased accounts receivable. Net cash used in investing activities for the purchase of property and equipment was $13,344 and $0 for the three months ended March 31, 2006 and 2005, respectively.

For the short term, McCue Systems continues to pursue its strategy of self-funding growth through its own retained earnings and cash reserves. This has been the company’s operating philosophy since 1989 and we have been able to operate within these constraints through a variety of economic conditions. This philosophy, while limiting growth, appears to management to be the most viable considering that there are limited funding alternatives for a private company of our size in our focused vertical market.

Management expects to continue to improve its cash position in the current and future quarters due to both closely managing expenses as well as generating ongoing revenues from its maintenance agreements, backlog of revenue to be delivered, Application Service Provider revenues as well as new license sales.

CHANGES IN FINANCIAL CONDITION

Year Ended December 31, 2005 as compared to the Year Ended December 31, 2004:

Net revenues for the years ended December 31, 2005 and 2004 were $5,647,637 and $4,527,814, respectively. This reflects an increase of $1,119,823 or 24.73% in the current year as compared to the year ended December 31, 2004. The increase is mainly attributable to new orders of licenses. License fees increased $661,752 or 91.48%. In addition, maintenance fees increased 11.72%. During the year, MSI undertook the development and deployment of its first customers under an Application Service Provider (ASP) model. Designed for entry-level customers, the solution deployed in under 60 days each with cost structures scaling commensurately with the customers operational needs. The ASP offering provides monthly hosting fees along with an initial implementation fee. The ASP solution is co-managed with LeaseDimensions of Portland Oregon.

During the year ended December 31, 2005, McCue Systems achieved the following revenue objectives:

License:$ 1,385,103
Maintenance:2,082,868
Consulting & Services:1,694,357
Hardware Sales:331,276
Application Service Provider: 154,033
Total Revenue$5,647,637

During the year ended December 31, 2005, McCue Systems achieved the following sales objectives:

▪	Hyundai Motor Finance Company - New Client
▪	Continental Servicing - New Client
▪	City National Bank - New Client
▪	Provident Inventory Finance - New Client
▪	National City Commercial Capital Corp - Significant User Addition
▪	Key Equipment Finance - Significant User Addition

McCue Systems’ gross profit was $3,153,368 for the year ended December 31, 2005 as compared with $2,319,254 for the previous year for an increase of $834,114 or a 35.96% increase. The gross profit percentage increased to approximately 56% for the year ended December 31, 2005 compared to approximately 51% for previous year. Although our salaries, source code escrow fees, and travel increased, the pricing of our licensing and services and greater sales offset these increases.

Operating expenses were $2,553,477 for the year ended December 31, 2005 as compared to $2,416,743 for the previous year. This reflects an increase of $136,734 or 5.66&. The increase is mainly attributable to the one-time charge of $350,000 for settlement costs of litigation occurring over the past several years. Selling and marketing expenses were $523,053 and $764,032, for the year ended December 31, 2005 and 2004, respectively, a decrease of $240,979. The Company wrote-off as uncollectible bad debts of $20 in the current year compared to $27,044 for the prior year. Professional services expense increased $36,959 to $94,774 in the year ended December 31, 2005, from $57,815 in the previous year.

Income from operations was $599,891 compared to a loss of $97,489 for the years ended December 31, 2005 and 2004, respectively. This represents an increase of $697,380.

Net income was $646,218 compared to a loss of $71,794 for the years ended December 31, 2005 and 20054, respectively. This is an increase of $718,012.

The net earnings before interest, taxes, depreciation and amortization, ( “EBITDA”) income was $1,058,784 compared to $23,844 or an increase of $1,034,940 after amortization and depreciation charges of $58,005 and $87,516, interest expense of $4,561 and $8,122, and the non-recurring expense of $350,000 and $0, respectively. Although the net EBITDA income is a non-GAAP measure of performance we are providing it for the benefit of our investors and shareholders to assist them in their decision-making process.

LIQUIDITY AND CAPITAL RESOURCES

McCue Systems’ cash position was $814,868 at December 31, 2005 compared to $494,857 at December 31, 2004.

The Company’s current assets as of December 31, 2005 were 85.39% of total assets, a 2% decrease from 87.38% as of December 31, 2004.

Net cash provided by operating activities amounted to $537,342 for the year ended December 31, 2005, as compared to $550,097 for the previous year. The decrease is mainly due to an increase in net income as well as decrease in unearned revenues and the one-time settlement charge for litigation of $350,000.

Net cash used in investing activities amounted to $153,210 for the year ended December 31, 2005, as compared to $194,579 for the previous year. The difference lies primarily in purchasing less property and equipment and capitalizing less development costs as intangible assets. The Company had purchases of property and equipment of $34,785 compared to $55,379 for the prior year.

Net cash used by financing activities amounted to $64,121 and $128,722 for the years ended December 31, 2005 and 2004, respectively, for the payment on loans.

McCue Systems continues to pursue its strategy of self-funding growth through its own retained earnings and cash reserves. This has been the company’s operating philosophy since 1989and we have been able to operate within these constraints through a variety of economic conditions. The Company’s Cash, Accounts Receivable (net of uncollectible accounts of $44,067) and Accounts Payable balances as of December 31, 2005 are $814,868, $1,050,570 and $633,656 respectively. The Company has accrued $350,000 at year-end as a reserve for the potential settlement of on-going litigation.

Management expects to continue to improve its cash position in the current and future quarters due to both closely managing expenses as well as generating ongoing revenues from its maintenance agreements, backlog of revenue to be delivered, Application Service Provider revenues as well as new license sales and sales of additional seats and modules to existing customers.

Changes In And Disagreements With Accountants On Accounting And Financial Disclosure

Kabani & Company’s report on McCue’s financial statements for the fiscal years ended December 31, 2005 and December 31,2004 did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

In connection with the audit of McCue's financial statements for the fiscal years ended December 31, 2005 and December 31, 2004 there were no disagreements, disputes, or differences of opinion with Kabani & Company on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures, which, if not resolved to the satisfaction of Kabani & Company would have caused Kabani & Company to make reference to the matter in its report.

INFORMATION ABOUT CQ SYSTEMS LTD. (NOW NETSOLCQ LTD.)

On January 19, 2005, the Company entered into a Share Purchase Agreement whereby the Company agreed to acquire 100% of the issued and outstanding shares of CQ Systems Ltd., a company organized under the laws of England and Wales (“CQ”), now NetSolCQ Ltd. (the “CQ SPA”). Established in 1986 as CQ Systems Ltd., and now part of the NetSol Technologies, Inc. group, NetSolCQ provides software and services to the financial services industry. NetSolCQ is a provider of software solutions to the asset, motor, consumer, wholesale and premium finance sectors with 75 banking, independent and captive finance house clients in the UK, Europe, Africa and Asia. NetSolCQ is located at Planet House North Heath Lane, Horsham West Sussex, RH 125QE, United Kingdom. Telephone number is 44-0-1403-282300. NetSol CQ leases approximately 6,570 square feet of office and computer space at the monthly rent of $10,989. The lease expires on June 23, 2011. NetSolCQ does not anticipate any difficulty in renewing this lease or acquiring substitute premises at the conclusion of the term.

SELECTED HISTORICAL FINANCIAL INFORMATION

We derived the historical information from the audited financial statements as of and for the years ended March 31, 2003 and 2004 and from the unaudited financial statements as of and for each of the nine months ended December 31, 2004 and 2003.

The information is only a summary and should be read in conjunction with each company’s historical financial statements and related notes contained elsewhere herein. The historical results included below and elsewhere in this document are not indicative of the future performance of NetSolCQ Ltd., NetSol Technologies, Inc. or the combined company.

CQ SYSTEMS LIMITED
SELECTED CONDENSED BALANCE SHEET DATA

	As of	As of	As of	As of
	March 31, 2004	March 31, 2003	Dec. 31, 2004	Dec. 31, 2003
	(Audited)	(Audited)	(Unaudited)	(Unaudited)
ASSETS

Current Assets	£ 1,270,269	£ 931,158	£ 1,058,989	£ 1,237,982
Property & equipment, net	141,570	125,051	181,922	155,136
Total assets	£ 1,411,839	£ 1,056,209	£ 1,240,911	£ 1,393,118

LIABILITIES & STOCKHOLDERS' EQUITY

Current liabilities	£ 869,967	£ 721,739	£ 766,214	£ 746,980
Long-term liabilities	41,186	6,473	69,787	42,808
Stockholders' equity	500,686	327,997	404,910	603,330

Total liabilities and stockholders' equity	£ 1,411,839	£ 1,056,209	£ 1,240,911	£ 1,393,118

CQ SYSTEMS LIMITED
SELECTED CONDENSED STATEMENTS OF OPERATION DATA

	For the years		For the nine months
	Ended March 31,		Ended December 31,
	2004	2003	2004	2003
	(Audited)		(Unaudited)
Statement of Operations:
Revenues	£ 2,739,303	£ 2,471,477	£ 1,813,546	£ 2,014,630
Cost of Sales	1,082,577	1,069,974	99,572	954,969
Gross Profit	1,656,726	1,401,503	1,713,974	1,059,661

Operating Expenses	1,119,171	1,302,176	1,675,748	605,361
Income (loss) from operations	537,555	99,327	38,226	454,300

Other income	14,245	6,727	14,827	9,580
Income taxes	(141,049)	(29,076)	(10,080)	(82,833)

Net Income (loss)	£ 410,751	£ 76,978	£ 42,973	£ 381,047

Earnings Per Share:
Basic	$0.82	$0.15	$0.09	$0.76
Diluted	$0.82	$0.15	$0.09	$0.76

Weighted average number of shares outstanding:
Basic	500,000	500,000	500,000	500,000
Diluted	500,000	500,000	500,000	500,000

We have included CQ Systems financial information for the fiscal years preceding the acquisition of CQ Systems, Ltd. by NetSol Technologies. The acquisition closed in February 2005. All periods commencing with the period ending March 31, 2005 have been reported on a consolidated basis with the financial statements of NetSol Technologies, Inc.

Management's Discussion and Analysis Or Plan Of Operation

The following discussion is intended to assist in an understanding of the Company's financial position and results of operations for the nine months ending December 31, 2004. All amounts are presented in the local currency, British Pound Sterling.

Forward-Looking Information.

This report contains certain forward-looking statements and information relating to the Company that is based on the beliefs of its management as well as assumptions made by and information currently available to its management. When used in this report, the words "anticipate", "believe", "estimate", "expect", "intend", "plan", and similar expressions as they relate to the Company or its management, are intended to identify forward-looking statements. These statements reflect management's current view of the Company with respect to future events and are subject to certain risks, uncertainties and assumptions. Should any of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those described in this report as anticipated, estimated or expected. The Company's realization of its business aims could be materially and adversely affected by any technical or other problems in, or difficulties with, planned funding and technologies, third party technologies which render the Company's technologies obsolete, the unavailability of required third party technology licenses on commercially reasonable terms, the loss of key research and development personnel, the inability or failure to recruit and retain qualified research and development personnel, or the adoption of technology standards which are different from technologies around which the Company's business ultimately is built. The Company does not intend to update these forward-looking statements.

INTRODUCTION

CQ provides sophisticated accounting and administrative software, along with associated services, to leasing and finance companies located in Europe, Asia and Africa. The products include software modules for asset finance, consumer finance, motor finance, general finance and insurance premium finance. The modules provide an end-to-end contractual solution - from underwriting, contract administration and accounting, through asset disposal and remarketing. Customers include notable European companies such as Scania Finance GB, Close Consumer Finance Ltd, Broadcastle PLC, Bank of Scotland Equipment Finance and Deutsche Leasing Ltd.

CQ operates on a global basis helping our clients identify, evaluate, and implement technology solutions to meet their most critical business challenges and maximize their bottom line. The products include sophisticated software applications for the asset-based lease and financial institutions and through the company’s industry expertise, it is able to deliver high quality, cost-effective IT services, ranging from consulting and application development to systems integration.

The primary product offering ‘Enterprise Solution’ is the cornerstone of our forward product strategy and we have continued to enhance the product with both generic and customer-specific enhancements.

In recent periods we have delivered systems to DaimlerChrysler Capital Services across Europe, building on our presence within the European market. In the next year we intend to build on our strong client base by further penetrating the UK market and extending our sales efforts into Asia. Additionally, during the current year we have successfully implemented a new variant of our ‘Enterprise Systems’ within the Insurance Premium Finance sector and will be seeking further opportunities for this product.

In February 2005, we were acquired by NetSol Technologies, Inc., an IT products and service company based in the USA with Pakistan and Australia operations.

PLAN OF OPERATIONS

Management has set the following new goals for CQ Systems over the next twelve months:

•	Continue with the Product Roadmap project
•	Expand sales within Insurance Premium Finance market, building on success of recent major installations
•	Promote and achieve opportunities for data migration services
•	Expand presence within South Asia building on successful relationships achieved in Sri Lanka and Singapore
•	Build on sales opportunities in Barbados following first installation at Simpson Finance

MATERIAL TRENDS AFFECTING THE COMPANY

CQ Systems has identified the following material trends affecting the Company.

Positive trends:

•
CQ Systems position within the specialized UK market continues to build and improve. The company is recognized as a leading supplier of quality-driven software solutions and respected for its deliver capabilities.

•	Multiple Country installations in DaimlerChrysler have proven our ability to deliver on a broad geographic basis with integrity and on schedule.
•	Although the UK market continues to consolidate and would be considered mature, the company’s position within it is well received and recognized.
•	CQ Systems manpower base consists of experienced staff with specific leasing expertise and enjoys minimal wastage allowing us to maximize skills and efficiency leverage.
•	CQ Systems can expand into rapidly growing Asian markets by building on existing customer links and experience. This is not an unknown market for us.

Negative trends:

•
Wages costs for IT staff within the UK continues to be demand driven and expensive, impacting our profitability. Focus has to concentrated on maximizing efficiencies and skills available to provide differentiated and leading product.

•	Although CQ Systems is perceived as an experienced and integrity driven provider, the market views the company as a small company with lesser access to funding and expansion capability.
•	Shifts in UK leasing market trends through larger company consolidations may diminish the overall market size.

CRITICAL ACCOUNTING POLICIES

The consolidated US GAAP financial information contained in CQ Systems audited statements represent historical information, which previously was reported in accordance with United Kingdom GAAP and has been restated in accordance with US GAAP. The restatement to US GAAP has been performed at the request of the Directors of the company.

Our financial statements and related public financial information are based on the application of accounting principles generally accepted in the United States (“GAAP”). GAAP requires the use of estimates; assumptions, judgments and subjective interpretations of accounting principles that have an impact on the assets, liabilities, and expense amounts reported. These estimates can also affect supplemental information contained in the external disclosures of the Company including information regarding contingencies, risk and financial condition. Management believes our use of estimates and underlying accounting assumptions adhere to GAAP and are consistently and conservatively applied. Valuations based on estimates are reviewed for reasonableness and conservatism on a consistent basis throughout the Company. Primary areas where our financial information is subject to the use of estimates, assumptions and the application of judgment include our evaluation of impairments of intangible assets, and the recoverability of deferred tax assets, which must be assessed as to whether these assets are likely to be recovered by us through future operations. We base our estimates on historical experience and on various other assumptions that we believe to be reasonable under the circumstances. Actual results may differ materially from these estimates under different assumptions or conditions. We continue to monitor significant estimates made during the preparation of our financial statements.

VALUATION OF LONG-LIVED AND INTANGIBLE ASSETS

The recoverability of these assets requires considerable judgment and is evaluated on an annual basis or more frequently if events or circumstances indicate that the assets may be impaired. As it relates to definite life intangible assets, we apply the impairment rules as required by SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” which requires significant judgment and assumptions related to the expected future cash flows attributable to the intangible asset. The impact of modifying any of these assumptions can have a significant impact on the estimate of fair value and, thus, the recoverability of the asset.

CHANGES IN FINANCIAL CONDITION

Nine Month Period Ended December 31, 2004 as compared to the Nine Month Period Ended December 31, 2003:

Net revenues for the nine months ended December 31, 2004 and 2003 were £1,813,546 and £2,014,630, respectively. This reflects a decrease of £201,084 or 9.98% in the current nine months as compared to the nine months ended December 31, 2003. During the nine months ended December 31, 2003 CQ Systems Limited secured a substantial contract with Cattles Commercial Finance to deliver a £0.5million solution which was delivered during the year. This project was complemented by the completion of a major installation at Singer and Friedlander Insurance Finance.

The first nine months of fiscal 2004 the Company secured several installation contracts with CHS, Aascent Finance, Orix Leasing and Kenya Commercial Bank. The phasing of these projects, some of which are expected to continue through fiscal 2005, has resulted in a decrease in revenue for the period, compared to the same period in fiscal 2003. CQ Systems Ltd expects the next quarter to supply higher revenues as installations are substantially progressed and that the annual revenue for the year ended March 31, 2005 should exceed the previous year.

The gross profit was £1,713,974 for the nine months ending December 31, 2004 as compared with £1,059,661 for the same period of the previous year. The gross profit percentage increased to 94.51% in the current fiscal year from 52.60% for the nine months ended December 31, 2003. This is mainly due to decreases in revenue and cost of sales.

The first nine months of 2004 the Company secured several installation contracts with CHS, Aascent Finance, Orix Leasing and Kenya Commercial Bank. The phasing of these projects, some of which are expected to continue through 2005, has resulted in a decrease in revenue for the period, compared to the same period in 2004. CQ Systems Ltd expects the next quarter to supply higher revenues as installations are substantially progressed and that the annual revenue to 31 March 2005 should exceed the previous year.

The decrease in cost of revenue is attributable to the accounting policy of CQ Systems at this time. At December 31, 2004 cost of revenue was comprised of purchases directly on the customers’ behalf and third party suppliers. Staff remuneration and benefits were defined as operating expenses, pending year end analysis of direct costs.

Operating expenses were £1,675,748 for the nine months ending December 31, 2004 as compared to £605,361, for the corresponding period last fiscal year for an increase of £1,070,387. The increase in operating costs is attributable to the accounting policy of CQ Systems at this time. At December 31, 2004 cost of revenue comprises purchases directly on the customers’ behalf and third party suppliers. Staff remuneration and benefits are defined as operating expenses, pending year end analysis of direct costs.

Income from operations was £38,225 compared to £454,300 for the nine months ended December 31, 2004 and 2003, respectively. This represents a decrease of £416,075 or 92% for the nine-month period compared to the prior year. This is directly due to a decrease in revenue over the two periods and is a reflection of the project phasing during the year. It is anticipated that by the end of next quarter ( March 31, 2005) net revenue should exceed the previous year if projects remain on schedule. Also, third party supplier costs in relation to Aascent Finance installation were a significant additional cost above those of the previous period.

Net income was £42,972 for the nine months ended December 31, 2004 compared to £381,047 for the nine months ended March 31, 2003. This is a decrease of £338,075 or 89% compared to the prior year.

LIQUIDITY AND CAPITAL RESOURCES

The Company's cash position was £540,732 at December 31, 2004 compared to £562,326 at December 31, 2003.

Net cash provided by operating activities amounted to £14,993 for the nine months ended December 31, 2004, as compared to £291,331 for the comparable period last fiscal year. The decrease is mainly due to a decrease in net income as well as an increase in accounts receivable and accounts payable.

Net cash used by investing activities for the purchase of equipment amounted to £144,999 for the nine months ended December 31, 2004, as compared to £71,427 for the comparable period last fiscal year.

Net cash used by financing activities for the distribution of dividends amounted to £138,750 and £105,714 for the nine months ended December 31, 2004 and 2003, respectively.

CQ Systems Limited will make use of a loan facility with its bank should further funds be required, but does not anticipate requiring working capital beyond that provided by its bank balances and debtors for its plans for the financial year ending 31 March 2005.

CHANGES IN FINANCIAL CONDITION

Year Ended March 31, 2004 as compared to the Year Ended March 31, 2003:

Net revenues for the fiscal years ended March 31, 2004 and 2003 were £2,739,303 and £2,471,477, respectively. This reflects an increase of £267,826 or 10.84% in the current year as compared to the year ended March 31, 2003. The increase is attributable to increases in license and maintenance revenues of £143,000 and £174,000 respectively.

CQ Systems Limited has been successful in delivering a major installation at Insurance Premium Finance provider Singer and Friedlander Insurance Finance over the two years, representing a total £ 1.4 million in revenue in equal proportions across the periods in question.

During fiscal 2003 the company also completed the final installation in a major multi-country installation with DaimlerChrysler Capital Services as well as implementing two further Enterprise systems at Broadcastle PLC and Hanover Finance.

During fiscal 2004 CQ Systems secured a major contract with Cattles Commercial Finance to deliver a £0.5million solution which was delivered within the year.

Additionally, the company saw a significant increase of 25% in maintenance revenue (£ 175,000) for all products in the fiscal year ended March 31, 2004. This reflected an increase in the number of major installations and upgrades in the two years.

The gross profit was £1,656,726 for the fiscal year ended March 31, 2004 as compared with £1,401,503 for the fiscal year ended March 31, 2003. The gross profit percentage increased 3.77 % to 60.48% in the current fiscal year from 56.71% for the fiscal year ended March 31, 2003. The increase in gross profit over the two years is comprised of increases in license and maintenance revenues while the cost of sales has increased only marginally over the two years.

Operating expenses were £1,119,171 for the fiscal year ended March 31, 2004 as compared to £1,302,176, for the corresponding period last fiscal year for a decrease of £183,005. Operating expenses were comprised of the following for the years ended March 31, 2004 and 2003:

·	Directors salaries and fees	2004: £ 271,826	2003: £ 391,587

·	Operating salaries and pensions	2004: £ 209,809	2003: £ 258,448

·	Advertising and Marketing	2004: £ 52,754	2003: £ 26,532

·	Depreciation	2004: £ 70,992	2003: £ 98,513

·	Other operating costs	2004: £ 248,230	2003: £ 250,618

The decrease in directors’ salaries and fees and operating salaries of £168,400 is mainly attributable to a change in remuneration policy for shareholders to a performance related dividend basis.

Income from operations was £537,554 compared to £99,326 for the fiscal years ended March 31, 2004 and 2003, respectively. This represents an increase of £438,228. This is directly due to an increase in gross profit over the two years comprising increased in license and maintenance together with a decrease in directors salaries and fees and operating salaries of £168,400, mainly attributable to a change in remuneration policy for shareholders to a performance related dividend basis.

Net income was £410,750 for the fiscal year ended March 31, 2004 compared to £76,977 for the fiscal year ended March 31, 2003. This is an increase of £333,773 compared to the prior year.

LIQUIDITY AND CAPITAL RESOURCES

The Company's cash position was £809,488 at March 31, 2004 compared to £448,136 at March 31, 2003.

Net cash provided by operating activities amounted to £673,458 for the fiscal year ended March 31, 2004, as compared to £105,959 for the fiscal year ended March 31, 2003. The increase is mainly due to an increase in net income as well as a decrease in accounts receivable and accounts payable.

Net cash used by investing activities for the purchase of equipment amounted to £97,106 and £27,462 for the fiscal years ended March 31, 2004 and 2003, respectively.

Net cash used by financing activities for the distribution of dividends amounted to £215,000 and £0 for the fiscal years ended March 31, 2004 and 2003, respectively.

CQ Systems Limited will make use of a loan facility with its bank should further funds be required, but does not anticipate requiring working capital beyond that provided by its bank balances and debtors for its plans for the financial year ending 31 March 2005.

Changes In And Disagreements With Accountants On Accounting And Financial Disclosure

CMB Parntership’s report on CQ Systems, Ltd.’s financial statements for the fiscal years ended March 31, 2005 and March 31, 2004 did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

In connection with the audit of CQ Systems, Ltd’s financial statements for the fiscal years ended March 31, 2005 and March 31, 2004 there were no disagreements, disputes, or differences of opinion with CMB Partnership on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures, which, if not resolved to the satisfaction of CMB Partnership would have caused CMB Partnership to make reference to the matter in its report.

(Proposal No. Two)

APPROVAL TO AMEND THE ARTICLES OF INCORPORATION OF THE COMPANY TO PERMIT THE BOARD OF DIRECTORS TO DESIGNATE BY RESOLUTION ACCORDING TO NEVADA REVISED STATUTES 78.1955 THE POWERS, PREFERENCES AND RELATIVE RIGHTS OF PREFERRED STOCK AND QUALITIFCATIONS, LIMITATIONS
AND RESTRICTIONS THEREOF

The articles of incorporation of the Company authorize the issuance of up to 5 million shares of preferred stock.

Nevada Revised Statutes section 78.1955 states in pertinent part that “. . .If the voting powers, designations, preferences, limitations, restrictions and relative rights of any class or series of stock have been established by a resolution of the board of directors pursuant to a provision in the articles of incorporation, a certificate of designation setting forth the resolution and stating the number of shares for each designation must be signed by an officer of the corporation and filed with the Secretary of State. A certificate of designation signed and filed pursuant to this section must become effective before the issuance of any shares of the class or series. . .”

In a Certificate of Amendment of the Articles of Incorporation of the Company filed with the Nevada Secretary of State on March 20, 2002, the articles of incorporation were amended to permit the board of directors to designate by resolution the voting powers, designations, preferences, limitations, restrictions and relative rights of the preferred stock.

In a Certificate of Amendment of the Articles of Incorporation of the Company filed with the Nevada Secretary of State on August 12, 2003, the provision of Article III of the Articles of Incorporation providing such powers to the board of directors was inadvertently omitted.

The grant of such powers is necessary to permit the board of directors to by resolution assign the voting powers, designations, preferences, limitations, restrictions and relative rights of the Series A 7% Cumulative Convertible Preferred Stock contemplated to be issued if shareholder approval of proposal number one is acquired.

The Convertible Notes will convert into the preferred stock following stockholder approval (the “Preferred Stock”). To date, no shares of the Company’s preferred stock have been issued. We are seeking your approval to amend the articles of incorporation to permit the board of directors to designate the rights and privileges of the preferred stock. The Preferred Stock contemplated to be issued in the Financing (which certificate of designation is attached to Annex E and which will be filed with the Nevada Secretary of State only upon approval of the proposals set forth in this Proxy) are convertible into shares of common stock at such time and at such value as is set forth in the Certificate of Designation. The initial conversion value shall be $1.65. The conversion value is subject to adjustment as set forth in the Certificate of Designation. The holders of the Preferred Stock are entitled to receive cumulative dividends at the rate of 7% per annum from the date of issuance of each share until paid. The dividends may be paid, at the Company’s option, in cash or in shares of common stock in arrears on the first business day of each calendar quarter of each year. The Company may force a conversion of the Preferred Stock in the event that the market price of the Company’s common stock is greater than 200% of the conversion value. If any shares of the Preferred Stock remain outstanding on June 15, 2009, the Company shall redeem such shares for an amount in cash equal to the liquidation preference plus all accrued but unpaid dividends. Anti-dilution protection is afforded to the holders by providing for an adjustment of the conversion price in certain circumstances. The conversion price is adjusted for dividends subdivisions, combinations, distributions and issuances of shares, or securities convertible into shares, of common stock of the Company issued at an effective per share selling price (as defined below) which is less than the greater of (I) the closing sale price per share of the Common Stock on the principal market on which the Common Stock is traded the trading day next preceding such issue or sale or, in the case of issuances to holders of its Common Stock, the date fixed for the determination of stockholders entitled to receive such warrants, rights, or options (“Fair Market Price”), or (II) the conversion value, then in each such case the conversion value in effect immediately prior to such issue or sale or record date, as applicable, shall be automatically reduced effective concurrently with such issue or sale to an amount determined by multiplying the conversion value then in effect by a fraction, (x) the numerator of which shall be the sum of (1) the number of shares of Common Stock outstanding immediately prior to such issue or sale, plus (2) the number of shares of Common Stock which the aggregate consideration received by the Corporation for such additional shares would purchase at such Fair Market Price or conversion value, as the case may be, and (y) the denominator of which shall be the number of shares of Common Stock of the Corporation outstanding immediately after such issue or sale. The foregoing provision shall not apply to any issuances or sales of Common Stock or Convertible Securities (i) pursuant to any Convertible Securities currently outstanding on the date hereof in accordance with the terms of such Convertible Securities in effect on June 15, 2006, or (ii) to any officer, director or employee of the Company pursuant to a bona fide option or equity incentive plan duly adopted by the Company. The Preferred Stock bears voting rights in an amount equal to the conversion value of the preferred stock into common stock, without giving effect to any anti-dilution provisions of the Preferred Stock. Conversion of the Preferred Stock is subject to beneficial ownership caps of from 4.9% to 9.9% of the total number of shares of common stock of the Company then issued and outstanding

The Company proposes to amend Article III of the Articles of Incorporation to add the following provisions:

“The board of directors of the Corporation (the “Board of Directors”) is expressly authorized to provide for issuance of all or any shares of the Preferred Stock in one or more series, and to fix for each such series such voting powers, full or limited, or no voting powers, and such designations, preferences and relative participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such series and as may be permitted by the Nevada Revised Statutes (as amended from time to time, the “NRS”), including, without limitation, the authority to provide that any such class or series may be (i) subject to redemption at any time or times and at such price or prices: (ii) entitled to receive dividends (which may be cumulative or non-cumulative) at such rates, on such conditions, and at such times, and payable in preference to, or in such relation to, the dividends payable on any other class or classes or any other series; (iii) entitled to such rights upon the dissolution of, or upon any distribution of the assets of, the Corporation; (vi) entitled to vote separately or together with any other series or class of stock of the Corporation; or (v) convertible into, or exchangeable for, shares of any other class or classes of stock, or of any other series of the same or any other class or classes of stock, of the Corporation at such price or prices or at such rates of exchange and with such adjustments; all as may be stated in such resolution or resolutions.”

The amendment of the articles requires the affirmative vote of a majority of shares represented and voting, in person or by proxy, at the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE AMENDMENT OF ARTICLES OF INCORPORATION TO INCLUDE THE POWER OF THE BOARD OF DIRECTORS BY RESOLUTION TO DESIGNATE THE RIGHTS AND PRIVILEGES OF THE PREFERRED STOCK AS PROVIDED FOR BY NEVADA REVISED STATUTES 78.1955.

Other Matters

The Board of Directors of the Company does not intend to present any business at the Special Meeting other than the matters specifically set forth in this Proxy Statement and knows of no other business to come before the Special Meeting. However, on all matters properly brought before the Special Meeting by the Board or by others, the persons named as proxies in the accompanying proxy will vote in accordance with their best judgment.

It is important that your shares are represented and voted at the Special Meeting, whether or not you plan to attend. Accordingly, we respectfully request that you sign, date and mail your Proxy in the enclosed envelope as promptly as possible.

Dated: August __, 2006
Calabasas, California

BY ORDER OF THE BOARD OF DIRECTORS

    Najeeb Ghauri
    Chairman

CQ SYSTEMS, LTD. FOR THE YEAR ENDED MARCH 31, 2004	165
Report of Board of Directors	165
Auditor’s Report	166
Consolidated Balance Sheet	167
Consolidated Statement of Shareholders’ Equity	167
Consolidated Statement of Income and Retained Earnings	168
Consolidated Statement of Comprehensive Income	168
Consolidated Statement of Cash Flows	168
Notes to Consolidated Financial Statements	171

NETSOL TECHNOLOGIES, INC. PRO FORMAS WITH CQ SYSTEMS, LTD.
FOR THE PERIOD ENDED DECEMBER 31, 2004 (UNAUDITED)	176
Statement of Financial Condition	177
Statement of Operations	179

NETSOL TECHNOLOGIES, INC. PRO FORMAS WITH CQ SYSTEMS, LTD.
FOR THE YEAR ENDED JUNE 30, 2004 (UNAUDITED)	180
Statement of Financial Condition	181
Statement of Operations	183

NETSOL TECHNOLOGIES, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEET — MARCH 31, 2006
(UNAUDITED)

ASSETS
Current assets:
Cash and cash equivalents	$2,390,245
Certificates of deposit	2,098,003
Accounts receivable, net of allowance for doubtful accounts of $80,000	5,810,972
Revenues in excess of billings	3,416,762
Other current assets	2,067,396
Total current assets		15,783,378
Property and equipment, net of accumulated depreciation		6,425,581
Intangibles:
Product licenses, renewals, enhancements, copyrights,
trademarks, and tradenames, net	4,623,098
Customer lists, net	1,083,528
Goodwill	1,166,611
Total intangibles		6,873,237
Total assets		$29,082,196

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable and accrued expenses	$3,022,585
Current portion of notes and obligations under capitalized leases	1,076,757
Billings in excess of revenues	300,029
Due to officers	83,021
Deferred liability	313,397
Loans payable, bank	755,095
Total current liabilities		5,550,884
Obligations under capitalized leases, less current maturities		118,079
Total liabilities		5,668,963
Minority interest		1,385,010
Commitments and contingencies

Stockholders' equity:
Common stock, $.001 par value; 45,000,000 share authorized;
15,142,185 issued and outstanding	15,142
Additional paid-in-capital	52,584,940
Treasury stock	(27,197)
Accumulated deficit	(29,968,384)
Stock subscription receivable	(372,688)
Common stock to be issued	116,000
Other comprehensive loss	(319,590)
Total stockholders' equity		22,028,223
Total liabilities and stockholders' equity		$29,082,196

See accompanying notes to consolidated financial statements.

NETSOL TECHNOLOGIES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(UNAUDITED)

	For the Three Month Periods		For the Nine Month Periods
	Ended March 31,		Ended March 31,
	2006	2005	2006	2005
		(restated)		(restated)
Net revenues	$5,045,827	$3,190,918	$14,040,185	$7,972,450
Cost of revenues	2,318,529	1,342,216	5,962,913	2,943,871
Gross profit	2,727,298	1,848,702	8,077,272	5,028,579

Operating expenses:
Selling and marketing	444,472	219,399	1,190,906	474,099
Depreciation and amortization	594,385	384,649	1,711,771	1,007,789
Settlement costs	-	-	15,953	43,200
Bad debt expense	19,561	-	27,289	-
Salaries and wages	597,636	453,226	1,686,726	1,248,447
Professional services, including non-cash
compensation	126,806	112,830	365,152	368,135
General and adminstrative	675,339	462,421	1,850,885	1,011,653
Total operating expenses	2,458,199	1,632,525	6,848,682	4,153,323
Income from operations	269,099	216,177	1,228,590	875,256
Other income and (expenses)
Gain (Loss) on sale of assets	(38,624)	-	(34,014)	(620)
Beneficial conversion feature	(2,628)	(3,941)	(14,389)	(205,906)
Fair market value of warrants issued	(12,016)	-	(21,505)	(249,638)
Gain on forgiveness of debt	1,318	49,865	8,294	239,506
Interest expense	(75,015)	(47,356)	(240,900)	(177,356)
Interest income	93,376	11,181	272,417	12,978
Other income and (expenses)	(2,484)	(10,287)	(57,129)	28,013
Income taxes	(24,080)	(58,787)	(90,891)	(61,260)
Total other expenses	(60,153)	(59,325)	(178,117)	(414,283)
Net income before minority interest in sub subsidiary	208,946	156,852	1,050,473	460,973
Minority interest in subsidiary	(187,127)	(29,994)	(699,872)	(15,735)
Net income	21,819	126,858	350,601	445,238
Other comprehensive (loss)/gain:
Translation adjustment	(115,740)	(11,252)	201,100	(219,660)
Comprehensive income (loss)	$(93,921)	$115,606	$551,701	$225,578

Net income per share:
Basic	$0.00	$0.01	$0.02	$0.04
Diluted	$0.00	$0.01	$0.02	$0.03

Weighted average number of shares outstanding
Basic	14,852,941	12,704,226	14,267,690	10,937,910
Diluted	15,278,168	15,642,431	14,692,917	13,750,981

See accompanying notes to consolidated financial statements.

NETSOL TECHNOLOGIES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED)

	For the Nine Month Periods
	Ended March 31,
	2006	2005
		(Restated)
Cash flows from operating activities:
Net income from continuing operations	$350,601	$445,238
Adjustments to reconcile net income to net cash
used in operating activities:
Depreciation and amortization	1,988,501	1,258,891
Provision for uncollectible accounts	27,289	-
Gain on settlement of debt	(8,294)	(239,506)
Loss on sale of assets	34,014	620
Minority interest in subsidiary	699,872	15,735
Stock issued for services	165,270	89,065
Fair market value of options and warrants granted	25,618	249,638
Beneficial conversion feature	14,389	205,906
Changes in operating assets and liabilities:
Increase in assets:
Accounts receivable	(1,931,901)	(2,568,139)
Other current assets	(2,593,864)	(1,701,031)
Decrease in liabilities:
Accounts payable and accrued expenses	491,148	394,862
Deferred Liability	-	1,115,312
Net cash used in operating activities	(737,357)	(733,409)
Cash flows from investing activities:
Purchases of property and equipment	(2,063,284)	(804,115)
Sales of property and equipment	111,417	86,988
Proceeds/(Purchases) of certificates of deposit - net	(1,892,523)	341,403
Increase in intangible assets - development costs	(726,408)	(4,071,950)
Capital investments in minority interest of subsidiary	-	537,803
Cash brought in at acquisition	2,132	145,297
Net cash used in investing activities	(4,568,666)	(3,764,574)
Cash flows from financing activities:
Proceeds from sale of common stock	1,400,000	1,512,000
Proceeds from the exercise of stock options	384,062	999,224
Capital contributed from sale of subsidary stock	4,031,001	1,589,974
Purchase of treasury shares	-	(51,704)
Proceeds from loans	-	1,503,273
Capital lease obligations & loans (net)	417,678	(366,092)
Net cash provided by financing activities	6,232,741	5,186,675
Effect of exchange rate changes in cash	91,800	36,175
Net increase in cash and cash equivalents	1,018,518	724,867
Cash and cash equivalents, beginning of period	1,371,727	871,161
Cash and cash equivalents, end of period	$2,390,245	$1,596,028

See accompanying notes to consolidated financial statements.

NETSOL TECHNOLOGIES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS (CONTINUED)
(UNAUDITED)

	For the Nine Month Periods
	Ended March 31,
	2006	2005
SUPPLEMENTAL DISCLOSURES:
Cash paid during the period for:
Interest	$206,141	$92,631
Taxes	$12,454	$72,870

NON-CASH INVESTING AND FINANCING ACTIVITIES:
Common stock issued for services and compensation	$101,190	$141,010
Common stock issued for accrued expenses and accounts payable	$64,078	$31,968
Common stock issued for conversion of convertible debenture	$150,000	$1,050,000
Common stock issued for settlement of debt	$-	$45,965
Common stock issued for payment of note payable and related interest	$71,018	$-
Common stock issued for acquisition of product license	$-	$91,600
Common stock issued for acquisition of subsidiary	$-	$1,676,795

See accompanying notes to consolidated financial statements.

NETSOL TECHNOLOGIES, INC. AND SUBSIDIARIES
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 - BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

The Company designs, develops, markets, and exports proprietary software products to customers in the automobile finance and leasing, banking and financial services industries worldwide. The Company also provides consulting services in exchange for fees from customers.

The consolidated condensed interim financial statements included herein have been prepared by the Company, without audit, pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations, although the Company believes that the disclosures are adequate to make the information presented not misleading.

These statements reflect all adjustments, consisting of normal recurring adjustments, which, in the opinion of management, are necessary for fair presentation of the information contained therein. It is suggested that these consolidated condensed financial statements be read in conjunction with the financial statements and notes thereto included in the Company’s amended annual report on Form 10-KSB/A for the year ended June 30, 2005. The Company follows the same accounting policies in preparation of interim reports. Results of operations for the interim periods are not indicative of annual results.

The accompanying consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries, NetSol Technologies (PVT), Ltd. (“PK Tech”), NetSol (PVT), Limited (“PK Private”), NetSol Abraxas Australia Pty Ltd. (“NetSol Abraxas”), NetSol Technologies UK, Ltd. (“NetSol UK”), and CQ Systems Ltd.(“CQ Systems”), as well as the subsidiaries in which the Company owns a controlling percentage, NetSol CONNECT (PVT), Ltd. (now, NetSol Akhter Pvt. Ltd.) (“Connect”), TiG-NetSol (Pvt) Ltd. (“NetSol-TiG”), and Talk Trainers (Private) Limited (“Talk Trainers”). All material inter-company accounts have been eliminated in consolidation.

For comparative purposes, prior year’s consolidated financial statements have been reclassified to conform to report classifications of the current year.

NOTE 2 - USE OF ESTIMATES:

The preparation of financial statements in conformity with generally accepted accounting principles in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3 - NEW ACCOUNTING PRONOUNCEMENTS:

In May 2005, the FASB issued SFAS No. 154, "Accounting Changes and Error Corrections." This statement applies to all voluntary changes in accounting principle and requires retrospective application to prior period’s financial statements of changes in accounting principle, unless this would be impracticable. This statement also makes a distinction between "retrospective application" of an accounting principle and the "restatement" of financial statements to reflect the correction of an error. This statement is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005. The Company believes that the adoption of this standard will have no material impact on its financial statements.

In February 2006, FASB issued SFAS No. 155, “Accounting for Certain Hybrid Financial Instruments”. SFAS No. 155 amends SFAS No 133, “Accounting for Derivative Instruments and Hedging Activities”, and SFAS No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities”. SFAS No. 155, permits fair value remeasurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation, clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS No. 133, establishes a requirement to evaluate interest in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation, clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives, and amends SFAS No. 140 to eliminate the prohibition on the qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. This statement is effective for all financial instruments acquired or issued after the beginning of the Company’s first fiscal year that begins after September 15, 2006. SFAS No. 155 is not expected to have a material effect on the consolidated financial position or results of operations of the Company.

In March 2006 FASB issued SFAS 156 ‘Accounting for Servicing of Financial Assets’ this Statement amends FASB Statement No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, with respect to the accounting for separately recognized servicing assets and servicing liabilities. This Statement:

1.	Requires an entity to recognize a servicing asset or servicing liability each time it undertakes an obligation to service a financial asset by entering into a servicing contract.

2.	Requires all separately recognized servicing assets and servicing liabilities to be initially measured at fair value, if practicable.

3.	Permits an entity to choose ‘Amortization method’ or ‘Fair value measurement method’ for each class of separately recognized servicing assets and servicing liabilities.

4.
At its initial adoption, permits a one-time reclassification of available-for-sale securities to trading securities by entities with recognized servicing rights, without calling into question the treatment of other available-for-sale securities under Statement 115, provided that the available-for-sale securities are identified in some manner as offsetting the entity’s exposure to changes in fair value of servicing assets or servicing liabilities that a servicer elects to subsequently measure at fair value.

5.
Requires separate presentation of servicing assets and servicing liabilities subsequently measured at fair value in the statement of financial position and additional disclosures for all separately recognized servicing assets and servicing liabilities.

This Statement is effective as of the beginning of the Company’s first fiscal year that begins after September 15, 2006. Management believes that this statement will not have a significant impact on the consolidated financial statements.

NOTE 4 - NET INCOME PER SHARE:

Net income per share is calculated in accordance with the Statement of financial accounting standards No. 128 (SFAS No. 128), “Earnings per share”. Basic net income per share is based upon the weighted average number of common shares outstanding. Diluted net income per share is based on the assumption that all dilutive convertible shares and stock options were converted or exercised. Dilution is computed by applying the treasury stock method. Under this method, options and warrants are assumed to be exercised at the beginning of the period (or at the time of issuance, if later), and as if funds obtained thereby were used to purchase common stock at the average market price during the period.
 The following is a reconciliation of the numerators and denominators of the basic and diluted earnings per share computations:

For the nine months ended March 31, 2006	Net Income	Shares	Per Share
Basic earnings per share:
Net income available to common shareholders	$350,601	14,267,690	$0.02
Effect of dilutive securities
Stock options		423,865
Warrants		1,362
Diluted earnings per share	$350,601	14,692,917	$0.02

For the nine months ended March 31, 2005	Net Income	Shares	Per Share
Basic earnings per share:
Net income available to common shareholders	$445,238	10,937,910	$0.04
Effect of dilutive securities
Stock options		1,981,309
Warrants		831,761
Diluted earnings per share	$445,238	13,750,980	$0.03

NOTE 5 - FOREIGN CURRENCY:

The accounts of NetSol Technologies UK, Ltd., and CQ Systems use the British Pound; NetSol Technologies, (PVT), Ltd, NetSol (Pvt), Limited, NetSol Connect PVT, Ltd., NetSol-TiG, and Talk Trainers use Pakistan Rupees; and NetSol Abraxas Australia Pty, Ltd. uses the Australian dollar as the functional currencies. NetSol Technologies, Inc., and subsidiary NetSol USA, Inc., use the U.S. dollars as the functional currencies. Assets and liabilities are translated at the exchange rate on the balance sheet date, and operating results are translated at the average exchange rate throughout the period. Accumulated translation losses of $319,590 at March 31, 2006 are classified as an item of accumulated other comprehensive loss in the stockholders’ equity section of the consolidated balance sheet. During the nine months ended March 31, 2006 and 2005, comprehensive income (loss) in the consolidated statements of operation included translation income of $201,100 and loss of $219,660, respectively.

NOTE 6 - RESTRICTED CASH

During the quarter ended December 31, 2005 the Company established a Letter of Credit with its bank in the amount of $206,900 for the purpose of purchasing a third-party software package to be used in a project for one of its customers. The funds were transferred into a separate bank account and were to be released to the vendor when certain criteria were met. During the quarter ended March 31, 2006, the conditions were met and the funds were released to the vendor.

NOTE 7 - OTHER CURRENT ASSETS

Other current assets consist of the following at March 31, 2006:

Prepaid Expenses	$1,054,961
Advance Income Tax	191,343
Employee Advances	52,044
Security Deposits	82,496
Other Receivables	595,037
Other Assets	91,515

Total	$2,067,396

In August 2004, the Company entered into a two-year consulting agreement with a non-related third party whereby the Company agreed to pay the consultant a total of 100,000 shares of its common stock valued at $111,920. This has been recorded as a prepaid expense and is being amortized over the life of the service agreement. During the nine months ended March 31, 2006 and 2005, $41,700 and $34,975 was expensed respectively.

NOTE 8 - DEBTS

NOTES PAYABLE

Notes payable as of March 31, 2006 consist of the following:

	Balance at	Current	Long-Term
Name	3/31/06	Maturities	Maturities
A. Zaman Settlement	$16,300	$16,300	$-
D&O Insurance	129,882	129,882	-
Professional Liability Insurance	2,640	2,640	-
Noon Group	555,390	555,390	-
Gulf Crown	250,000	250,000	-
Subsidiary Capital Leases	122,545	122,545	-

	$1,076,757	$1,076,757	$-

In June 2002, the Company signed a settlement agreement with a former employee for payment of past services rendered. The Company agreed to pay the employee a total of $75,000. The agreement calls for monthly payments of $1,500 per month until paid. The balance owing at June 30, 2005 and March 31, 2006 was $16,300. The entire balance has been classified as a current liability in the accompanying consolidated financials statements.

In February 2005, the Company received a loan from Noon Group in the amount of $500,000. The note carries an interest rate of 9.75% per annum and is due in one year. The maturity date of the loan may be extended at the option of the holder for an additional year. During the nine months ended March 31, 2006, $36,596 of accrued interest was recorded for this loan. Total accrued interest added to the loan at March 31, 2006 was $55,390. In March, 2006, the note was extended for another year.

In February 2005, the Company received a loan from Gulf Crown Investments in the amount of $250,000. The note carries an interest rate of 9.75% per annum and is due in one year. The maturity date of the loan may be extended at the option of the holder for an additional year. During the nine months ended March 31, 2006, $18,298 of accrued interest was recorded for this loan. On March 31, 2006, the total accrued interest of $27,695 was paid to the note holder. On April 12, 2006, the principle of the note was paid to the note holder.

In May 2005, the Company executed a note in favor of Maxim Group, LLC (“Maxim”) in the amount of $250,000. The funds were due as compensation for mergers and acquisition related services provided by Maxim Group, LLC, in connection with the CQ Systems Ltd. transaction. The note was due on July 25, 2005 and carries an interest rate of 12% starting on the due date and increases 1.5% per month thereafter. The note called for $150,000 to be paid with 80,214 shares the Company’s common stock and the balance of $100,000 to be paid in cash. In May 2005, the shares were issued. In addition, the loan called for $3,000 worth of additional shares for each month that the shares are not registered after the 120 day maturity date and a $10,000 penalty for late payment. On October 3, 2005, the Company paid Maxim $50,000 cash, and issued a total of 36,606 shares valued at $71,018 for the balance of the note of $50,000, accrued interest of $2,453 and penalties of $16,000.

In October 2005, the Company renewed its professional liability insurance for which the annual premium is $8,050. The Company has arranged for financing with the insurance company with a down payment of $1,610 and ten monthly payments of $674 each. During the nine months ended March 31, 2006, the Company paid $3,800. The balance owing at March 31, 2006 was $2,640 and is classified as a current liability in the accompanying consolidated financials statements.

In January 2006, the Company renewed its directors and officers’ liability insurance for which the annual premium is $185,000. In January 2006, the Company arranged financing with AFCO Credit Corporation with a down payment of $19,007 with the balance to be paid in nine monthly installments of $19,007 each. The balance owing as of March 31, 2006 was $129,881.

In addition, the various subsidiaries had current maturities of capital leases of $122,545 as of March 31, 2006.

BANK NOTE

The Company’s Pakistan subsidiaries, NetSol Technologies (Private) Ltd., and NetSol (Private) Ltd., each have one loan with a bank, secured by the Company’s assets. These notes consist of the following as of March 31, 2006:

TYPE OF	MATURITY	INTEREST	BALANCE
LOAN	DATE	RATE	USD

Export Refinance	Every 6 months	8%	$665,779
Line of Credit	December 31, 2006	11%	89,316

Total			$755,095

DUE TO OFFICERS

The officers of the Company from time to time loan funds to the Company. As of June 30, 2005, the officers had a balance owing to them of $47,636. One of the officers has deferred the increase in his wages. During the nine months ended March 31, 2006, $37,500 of accrued wages was added to the balance due to officers and $30,464 was remitted to one officer against the amounts owing to him. The balance owing as of March 31, 2006 was $47,172. In addition, an officer of Talk Trainers had $35,849 owed to him as of March 31, 2006.

NOTE 9 - STOCKHOLDERS’ EQUITY:

EQUITY TRANSACTIONS

Private Placements

In August 2004, the Company sold 190,476 shares of the Company’s common stock for $200,000 in a private placement. Of this amount $91,500 had been received during the fiscal year ended June 30, 2005 and a total of 87,143 shares were issued to the purchaser. The remaining balance of $108,500 or 103,333 shares are shown as “Shares to Be Issued” on the accompanying financial statements.

In January 2006, the Company sold 933,334 shares of the Company’s common stock for $1,400,000 in a private placement.

Services, Accrued Expenses and Payables

During the nine months ended March 31, 2006, the Company issued 5,500 restricted Rule 144 common shares in exchange for services rendered valued at $9,957. Compensation expense was calculated based upon the fair market value of the freely trading shares as quoted on NASDAQ over the service period.

In July 2004, the Board of Directors and officers were granted the right to receive shares of the Company’s common stock if certain conditions were met during their 2004 - 2005 term of office. These conditions were met and a total of 28,000 restricted Rule 144 common shares were issued in August 2005 and 11,000 shares were issued in March 2006. The shares were valued at the fair market value at the date of grant of $57,034 or $1.46 per share.

In October 2005, the Company issued 36,607 restricted Rule 144 common shares valued at $71,018 in payment of $50,000 in principal, $16,000 in penalties and $2,453 in accrued interest on a note payable (see Note 7).

In October 2005, the Company entered into an agreement with a vendor whereby the Company issued the vendor 27,231 shares valued at $52,828 for the payment of outstanding invoices in the amount of $50,923. As a result, the Company recorded a loss on settlement of debt in the amount of $1,905.

In October 2005, the Company entered into an agreement with a vendor whereby the Company agreed to issue $2,500 worth of stock per month as payment for services rendered. The stock is to be issued after the end of each quarter. The Company issued 3,983 shares of its common stock during the quarter ended March 31, 2006 for the previous quarter services and recorded 3,772 shares of common stock valued at $7,500 to “Stock to Be Issued” under this agreement during the quarter ended March 31, 2006.

In March 2006, the Company entered into an agreement with a former consultant whereby the Company agreed to issue the consultant 10,000 restricted Rule 144 shares of its common stock valued at $19,200 for past services.

Stock Options and Warrants Exercised

During the nine months ended March 31, 2006, the Company issued 175,000 shares of its common stock for the exercise of options valued at $195,000. Of these, $52,500 has been recorded as “Stock Subscription Receivable”.

Issuance of Shares for Conversion of Debt

During the quarter ended September 30, 2005, one of the convertible debenture holders elected to convert their note into common stock. The total of the note converted was $50,000 and the Company issued 26,882 shares of its common stock to the note holder.

During the quarter ended March 31, 2005, two of the convertible debenture holders elected to convert their notes into common stock. The total of the notes converted was $100,000 and the Company issued 53,764 shares of its common stock to the note holders.

STOCK SUBSCRIPTION RECEIVABLE

Stock subscription receivable represents stock options exercised and issued that the Company has not yet received the payment from the purchaser as they were in process when the quarter ended.

The balance at June 30, 2005 was $616,650. During the nine months ended March 31, 2006, the Company received a total of $252,812 as payment on the receivable and recorded $52,500 as receivable. The Company also recorded the cancellation of $43,650 due as a charge to additional paid-in capital as a result of a review of the records when the amount was recorded in 2000. It was determined the amount was not due and therefore was cancelled. The balance at March 31, 2006 was $372,688.

COMMON STOCK PURCHASE WARRANTS AND OPTIONS

From time to time, the Company issues options and warrants as incentives to employees, officers and directors, as well as to non-employees.

Common stock purchase options and warrants consisted of the following during the nine months ended March 31, 2006:

		Exercise		Exercise
	Options	Price	Warrants	Price
Outstanding and exercisable, June 30, 2005	5,038,000	$0.75 to $5.00	655,280	$1.75 to $5.00
Granted	1,322,250	$1.65 to $2.89	40,323	$3.30
Exercised	(175,000)	$0.75 to $1.75	-
Expired	-		-
Outstanding and exercisable, March 31, 2006	6,185,250		695,603

During the nine months ended March 31, 2006, a total of 1,320,000 options were granted to employees of the Company and are fully vested and expire ten years from the date of grant unless the employee terminates employment, in which case the options expire within 30 days of their termination. The exercise price of the options ranges from $1.65 to $2.89. No expense was recorded for the granting of these options.

During the nine months ended March 31, 2006, a total of 2,500 options were granted to a consultant and are fully vested from the date of grant. The options expire in ten years and have an exercise price of $1.98 per share. The options were valued using the fair value method at $4,113 or $1.65 per share and recorded the expense in the accompanying consolidated financial statements. The Black-Scholes option pricing model used the following assumptions:

Risk-free interest rate	3.25%
Expected life	10 years
Expected volatility	82%
Dividend yield	0%

During the nine months ended March 31, 2005, 714,000 options were granted to employees of the company and are fully vested and expire ten years from the date of grant unless the employee terminates employment, in which case the options expire within 30 days of their termination. No expense was recorded for the granting of these options.

In compliance with FAS No. 148, the Company has elected to continue to follow the intrinsic value method in accounting for its stock-based employee compensation plan as defined by APB No. 25 and has made the applicable disclosures below.

Had the Company determined employee stock based compensation cost based on a fair value model at the grant date for its stock options under SFAS 123, the Company's net earnings per share would have been adjusted to the pro forma amounts for nine months ended March 31, 2006 and 2005 as follows:

	2006	2005
Net income - as reported	$350,601	$445,238
Stock-based employee compensation expense,
included in reported net loss, net of tax	-	-

Total stock-based employee compensation
expense determined under fair-value-based
method for all rewards, net of tax	(1,496,750)	(313,195)

Pro forma net loss	$(1,146,149)	$132,043

Earnings per share:
Basic, as reported	0.02	0.04
Diluted, as reported	0.02	0.03

Basic, pro forma	(0.08)	0.01
Diluted, pro forma	(0.08)	0.01

Pro forma information regarding the effect on operations is required by SFAS 123, and has been determined as if the Company had accounted for its employee stock options under the fair value method of that statement. Pro forma information using the Black-Scholes method at the date of grant based on the following assumptions:

Risk-free interest rate	3.25%
Expected life	10 years
Expected volatility	54% - 57%
Dividend yield	0%

During the quarter ended September 30, 2005, one debenture holder converted their note into common stock. As part of the conversion, warrants to purchase a total of 13,441 common shares were issued to the note holder. The warrants expire in five years and have an exercise price of $3.30 per share. The warrants were valued using the fair value method at $9,489 or $0.71 per share and recorded the expense in the accompanying consolidated financial statements. The Black-Scholes option pricing model used the following assumptions:

Risk-free interest rate	3.25%
Expected life	5 years
Expected volatility	56%
Dividend yield	0%

During the quarter ended March 31, 2006, two debenture holders converted their notes into common stock. As part of the conversion, warrants to purchase a total of 26,882 common shares were issued to the note holders. The warrants expire in five years and have an exercise price of $3.30 per share. The warrants were valued using the fair value method at $12,016 or $0.45 per share and recorded the expense in the accompanying consolidated financial statements. The Black-Scholes option pricing model used the following assumptions:

Risk-free interest rate	3.25%
Expected life	5 years
Expected volatility	44%
Dividend yield	0%

NOTE 10 - INTANGIBLE ASSETS:

Intangible assets consist of product licenses, renewals, enhancements, copyrights, trademarks, trade names, customer lists and goodwill. The Company evaluates intangible assets, goodwill and other long-lived assets for impairment, at least on an annual basis and whenever events or changes in circumstances indicate that the carrying value may not be recoverable from its estimated future cash flows. Recoverability of intangible assets, other long-lived assets and, goodwill is measured by comparing their net book value to the related projected undiscounted cash flows from these assets, considering a number of factors including past operating results, budgets, economic projections, market trends and product development cycles. If the net book value of the asset exceeds the related undiscounted cash flows, the asset is considered impaired, and a second test is performed to measure the amount of impairment loss. Potential impairment of goodwill after July 1, 2002 has been evaluated in accordance with SFAS No. 142. The SFAS No. 142 is applicable to the financial statements of the Company beginning July 1, 2002.

As part of intangible assets, the Company capitalizes certain computer software development costs in accordance with SFAS No. 86, “Accounting for the Costs of Computer Software to be Sold, Leased, or Otherwise Marketed.” Costs incurred internally to create a computer software product or to develop an enhancement to an existing product are charged to expense when incurred as research and development expense until technological feasibility for the respective product is established. Thereafter, all software development costs are capitalized and reported at the lower of unamortized cost or net realizable value. Capitalization ceases when the product or enhancement is available for general release to customers.

The Company makes on-going evaluations of the recoverability of its capitalized software projects by comparing the amount capitalized for each product to the estimated net realizable value of the product. If such evaluations indicate that the unamortized software development costs exceed the net realizable value, the Company writes off the amount by which the unamortized software development costs exceed net realizable value. Capitalized and purchased computer software development costs are being amortized ratably based on the projected revenue associated with the related software or on a straight-line basis over three years, whichever method results in a higher level of amortization.

Product licenses and customer lists were comprised of the following as of March 31, 2006:

	Product Licenses	Customer Lists	Total
Intangible asset - June 30, 2005	$8,799,323	$3,294,758	$12,094,081
Additions	688,341	-	688,341
Effect of translation adjustment	(27,040)	-	(27,040)
Accumulated amortization	(4,837,526)	(2,211,230)	(7,048,756)
Net balance - March 31, 2006	$4,623,098	$1,083,528	$5,706,626

Amortization expense:
Nine months ended March 31, 2006	$1,048,591	$471,465	$1,520,056
Nine months ended March 31, 2005	$645,942	$258,696	$904,638

The above amortization expense includes amounts in “Cost of Goods Sold” for capitalized software development costs of $56,528 and $40,014 for the nine months ended March 31, 2006 and 2005, respectively.

Amortization expense of intangible assets over the next five years is as follows:

FISCAL PERIOD ENDING
Asset	3/31/06	3/31/07	3/31/08	3/31/09	3/31/10	TOTAL
Product Licences	$761,903	$591,872	$589,722	$510,507	$-	$2,454,004
Customer Lists	315,348	263,376	263,376	241,428	-	1,083,528

	$1,077,251	$855,248	$853,098	$751,935	$-	$3,537,532

There were no impairments of the goodwill asset in the nine months ended March 31, 2006 and 2005.

NOTE 12 - LITIGATION:

To the best knowledge of Company’s management and counsel, there is no material litigation pending or threatened against the Company.

NOTE 13 - SEGMENT INFORMATION

The following table presents a summary of operating information and certain year-end balance sheet information for the nine months ended March 31:

	2006	2005
Revenues from unaffiliated customers:		(restated)
North America	$45,250	$295,725
International	13,994,935	7,676,725
Consolidated	$14,040,185	$7,972,450

Operating loss:
North America	$(2,623,075)	$(1,932,368)
International	3,851,665	2,807,624
Consolidated	$1,228,590	$875,256

Identifiable assets:
North America	$5,679,763	$6,568,062
International	23,402,433	15,241,710
Consolidated	$29,082,196	$21,809,772

Depreciation and amortization:
North America	$1,445,977	$860,330
International	542,524	147,460
Consolidated	$1,988,501	$1,007,790

Capital expenditures:
North America	$-	$-
International	2,177,827	624,703
Consolidated	$2,177,827	$624,703

NOTE 14 - MINORITY INTEREST IN SUBSIDIARY

NetSol Connect:

In August 2003, the Company entered into an agreement with United Kingdom based Akhter Group PLC (“Akhter”). Under the terms of the agreement, Akhter Group acquired 49.9 percent of the Company’s subsidiary; Pakistan based NetSol Connect PVT Ltd. (“Connect”), an Internet service provider (“ISP”), in Pakistan through the issuance of additional Connect shares. As part of this Agreement, Connect changed its name to NetSol Akhter. The partnership with Akhter Computers is designed to rollout connectivity and wireless services to the Pakistani national market. On signing of this Agreement, the Shareholders agreed to make the following investment in the Company against issuance of shares of Connect.

Akhter	US$ 200,000
The Company	US$ 50,000

During the quarter ended September 30, 2003, the funds were received by Connect and a minority interest of $200,000 was recorded for Akhter’s portion of the subsidiary. During the quarter ended December 31, 2003, Akhter paid an additional $10,000 to the Company for this purchase. Per the agreement, it was envisaged that Connect would require a maximum $500,000 for expansion of its business from each partner. Akhter was to meet the initial financial requirements of the Connect until November 1, 2003. As of December 31, 2004, both NetSol and Akhter had injected the majority of their committed cash to meet the expansion requirement of the company. As of December 31, 2004, a total of $751,356 had been transferred to Connect.

For the nine months ended March 31, 2006 and 2005, the subsidiary had net income of $48,838 and net losses of $23,576, respectively, of which $24,370 and ($14,259) respectively, was recorded against the minority interest. The balance of the minority interest at March 31, 2006 was $348,308.

NetSol-TiG:

In December 2004, NetSol forged a relationship with a UK based public company TiG Plc. A joint venture agreement was signed by the two companies to create a new company, TiG NetSol Pvt Ltd. (“NetSol-TiG”), with 50.1% ownership by NetSol Technologies, Inc. and 49.9% ownership by TiG. The agreement anticipates TiG’s technology business to be outsourced to NetSol’s offshore development facility. Both companies, according to this agreement, would invest a total of $1 million or $500,000 each for infrastructure, dedicated personnel and systems in the NetSol IT campus in Lahore.

During the year ended June 30, 2005, the Company invested $253,635 and TiG invested $251,626. The new subsidiary began operations during the quarter ended March 31, 2005.

For the nine months ended March 31, 2006, the subsidiary had net income of $622,684, of which $310,719 was recorded against the minority interest. For the three months ended March 31, 2005, (the first quarter of activity) the subsidiary had net income of $55,110, of which $27,500 was recorded against the minority interest. The balance of the minority interest at March 31, 2006 was $687,808.

NetSol Technologies, Limited (“PK Tech”)

In August 2005, the Company’s wholly-owned subsidiary, NetSol Technologies (Pvt), Ltd. (“PK Tech”) became listed on the Karachi Stock Exchange in Pakistan. The Initial Public Offering (“IPO”) sold 9,982,000 shares of the subsidiary to the public thus reducing the Company’s ownership by 28.13%. Net proceeds of the IPO were $4,890,224. As a result of the IPO, the Company is required to show the minority interest of the subsidiary on the accompanying consolidated financial statements.

For the nine months ended March 31, 2006, the subsidiary had net income of $1,300,277, of which $365,768 was recorded against the minority interest. The balance of the minority interest at March 31, 2006 was $365,768.

Talk Trainers (Private) Limited (“Talk Trainers”)

In February 2006, the Company purchased for $60,012 50.1% of the outstanding shares in Talk Trainers (Private) Limited, (“Talk Trainers”), a Pakistan corporation which provides educational, professional courses, training and Human Resource services to the corporate sector. The major stockholder of Talk Trainers was Mr. Ayub Ghuari, brother to the executive officers of the Company, and therefore the acquisition was recorded at historical cost as the entities are under common control. As the effects of this transaction are immaterial to the Company overall, no pro forma information is provided.

For the three months ended March 31, 2006, the subsidiary had a net loss of $1,974, of which $985 was recorded against the minority interest. The balance of the minority interest at March 31, 2006 was ($16,874).

NOTE 15 - CONVERTIBLE DEBENTURE

On March 24, 2004, the Company entered into an agreement with several investors to acquire Series A Convertible Debentures (the “Bridge Loan”) whereby a total of $1,200,000 in debentures were procured through Maxim Group, LLC. The Company received a net of $1,049,946 after placement expenses. In addition, the beneficial conversion feature of the debenture was valued at $252,257. The Company has recorded this as a contra-account against the loan balance and is amortizing the beneficial conversion feature over the life of the loan. During the nine months ended March 31, 2006, the Company amortized $11,825. The unamortized balance at March 31, 2006 was $0.

During the nine months ended March 31, 2006, three of the convertible debenture holders elected to convert their notes into common stock. The total of the notes converted was $150,000 and the Company issued 80,646 shares of its common stock to the note holders. The net balance at March 31, 2006, was $0.

Under the terms of the Bridge Loan agreements, and supplements thereto, the debentures bear interest at the rate of 10% per annum, payable on a quarterly basis in common stock or cash at the election of the Company. The maturity date is 24 months from the date of signing, or March 26, 2006. Pursuant to the terms of a supplemental agreement dated May 5, 2004 between NetSol and the debenture holders, the conversion rate was set at one share for each $1.86 of principal. During the nine months ended March 31, 2006, the Company recorded interest expense on the debentures in the amount of $5,440.

In addition, each debenture holder is entitled to receive at the time of conversion warrants equal to one-half of the total number of shares issued. The total number of warrants that may be granted is 322,582. The warrants expire in five years and have an exercise price of $3.30 per share. The fair value of the warrants will be calculated and recorded using the Black-Scholes method at the time of granting, when the debenture is converted. During the nine months ended March 31, 2006, three debenture holders converted their notes into common stock. As part of the conversion, warrants to purchase a total of 40,323 common shares were issued to the note holders, (see note 9). The warrants were valued using the fair value method at $21,505. The expense was recorded in the accompanying consolidated financial statements.

NOTE 16 - GAIN ON SETTLEMENT OF DEBT

During the nine months ended March 31, 2006, the Company entered into agreements with several vendors whereby the vendors agreed to accept as payment in full amounts less than the invoiced amount. As a result of these settlements, the Company recorded a net gain on settlement of debt of $8,294.

In September 2004, the Company transferred 24,004 of its treasury shares valued at $45,965 to Brobeck Phleger & Harrison, Llp, in exchange of debt, as part of a settlement agreement. The Company recorded a gain of $8,285 on the settlement.

During the quarter ended September 30, 2004, the Company evaluated the liabilities of its discontinued operations and determined that $41,989 was no longer payable. The Company recorded a gain of $41,989 as a result of the write-off of these liabilities from its financial statements.

In October 2004, the Company reached an agreement with a vendor to settle the amounts owing. The vendor agreed to accept $29,642 as payment in full. As a result, the Company recorded a gain on forgiveness of debt of $11,029.

In December 2004, the Company reached an agreement with Cowler to pay the balance owing on the loan in one lump-sum payment (see Note 7). Cowler agreed to accept £52,000 or $103,371 as payment in full. As a result, the Company recorded a gain on forgiveness of debt of $21,148.

During the quarter ended December 31, 2004, a former officer of Abraxas, the Company’s Australian subsidiary, agreed to forgive amounts accrued to him for long-term service leave prior to the Company’s acquisition in 1999. The amounts accrued were during the period of 1984 to 1999. As a result, the Company recorded a gain on forgiveness of debt of $107,190.

In February 2005, the Company reached an agreement with a former vendor to settle amounts owing. The vendor agreed to accept $27,580 as payment in full. As a result, the Company recorded a gain on forgiveness of debt of $27,581.

During the quarter ended March 31, 2005, the Company wrote-off old invoices for services under the statute of limitations. The vendor has not contacted the Company in over four years and the original services were in dispute at the time they were rendered. As a result, the Company recorded a gain on forgiveness of debt of $22,562.

NOTE 17 - ACQUISITION OF CQ SYSTEMS

On January 19, 2005, the Company entered into an agreement to acquire 100% of the issued and outstanding shares of common stock of CQ Systems Ltd., a company organized under the laws of England and Wales. The acquisition closed on February 22, 2005.

NOTE 18 - RESTATEMENT

Subsequent to the issuance of the Company's financial statements for the nine months ended March 31, 2005 and 2004, the Company determined that certain transactions and presentation in the financial statements had not been accounted for properly in the Company's financial statements. Specifically, the amount of impairment of goodwill was over-recorded and classified as amortization expense, and the beneficial conversion feature of the convertible debenture was overstated and loans to officers hadn’t been properly reflected on the financial statements and the exercise of options against these loans had been recorded as receivables as of June 30, 2004. In addition for the period ended March 31, 2005, the amount of deferred liability in connection with the acquisition of CQ Systems was over-stated.

The Company has restated its financial statements for these adjustments as of March 31, 2005.

The effect of the correction of the error is as follows:

	AS
	PREVIOUSLY	AS
	REPORTED	RESTATED

BALANCE SHEET
	As of March 31, 2005
Assets:
Other current assets	$1,207,016	$1,182,456
Goodwill	$3,404,886	$1,166,611
Total intangibles	$9,762,937	$7,524,662
Total assets	$24,072,607	$21,809,772

Liabilities:
Current portion of notes	$4,814,463	$1,460,876
Due to officers	$-	$40,136
Deferred liability	$-	$1,115,312
Convertible debenture payable	$120,000	$134,234
Total liabilities	$8,506,805	$6,322,899

Stockholder's Equity:
Additional paid-in capital	$46,817,522	$46,769,779
Accumulated deficit	$(30,488,248)	$(30,537,075)
Subscription receivable	$1,328,142	$(1,187,150)
Total stockholder's equity	$15,186,050	$15,107,121

STATEMENT OF OPERATIONS:
	For the nine months ended
	March 31, 2005
Depreciation and amortization	$986,755	$1,007,789
General and adminstrative	$1,032,687	$1,011,653
Total operating expenses	$4,153,323	$4,153,323
Income from operations	$875,256	$875,256
Beneficial conversion feature exp	$(239,416)	$(206,906)
Other income (expense)	$(2,779)	$(20,269)
Net income	$429,218	$445,238

Net income (loss) per share:
Basic	$0.04	$0.04
Diluted	$0.03	$0.03

NOTE 19 - SUBSEQUENT EVENTS

On May 6, 2006, the Company entered into an agreement to acquire 100% of the issued and outstanding stock of with McCue Systems, Inc. (“McCue”), a California corporation. The agreement calls for a closing date on or around June 30, 2006.

According to the terms of the Share Purchase Agreement, the Company is to acquire 100% of the issued and outstanding shares of McCue from McCue’s current shareholders, whose identity is set forth in the Share Purchase Agreement (the “McCue Shareholders”) at the completion date in exchange for a purchase price consisting of: a) 50% of McCue’s total gross revenue for the audited twelve month period ending December 31, 2005 after an adjustment for any revenue occurring outside of the company’s ordinary scope of operations as defined by US GAAP multiplied by 1.5 payable: (i) 50% in shares of restricted common stock of the Company at the 30 day volume weighted average price (“VWAP) for each of the 30 trading days prior to the execution date of this agreement or at the VWAP for each of the 30 trading days prior to November 30, 2005 whichever is the greater VWAP; and, (ii) 50% in cash; b) 25% of McCue’s total gross revenue for the twelve months ending December 31, 2006 multiplied by 1.5 payable, at the Company’s discretion: (i) wholly in cash; or (ii) on the same basis and on the same terms as the initial payment provided that under no circumstances shall the total number of shares of common stock issued to the McCue Shareholders exceed 19% of the issued and outstanding shares of common stock, less treasury shares, of the Company at May 6, 2006; and c) 25% of McCue’s total gross revenue for the twelve months ending December 31, 2007 multiplied by 1.5 payable, at the Company’s discretion: (i) wholly in cash; or (ii) on the same basis and on the same terms as the initial payment provided that under no circumstances shall the total number of shares of common stock issued to the McCue Shareholders exceed 19% of the issued and outstanding shares of common stock, less treasury shares, of the Company at May 6, 2006.

At the time of this report, the audit of McCue’s financial statements for the year ended December 31, 2005 are still underway and the final purchase price is to be determined based on the audited December 31, 2005 revenues. The estimated purchase price is approximately $8.6 million.

In April 2006, the Company paid $250,000 cash to settle the note payable due to Gulf Crown Investments.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors
NetSol Technologies, Inc. and subsidiaries
Calabasas, California

We have audited the accompanying consolidated balance sheet of NetSol Technologies, Inc. and subsidiaries as of June 30, 2005, and the related consolidated statements of operations, stockholders’ equity and cash flows for the years ended June 30, 2005 and 2004. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We did not audit the financial statements of NetSol Technologies (PVT) Limited, NetSol (PVT) Limited and NetSol Connect (PVT) Limited, whose statements reflect combined total assets of approximately $10,904,416as of June 30, 2005 and combined total net revenues of $8,477,219 and $4,452,435 for the years ended June 30, 2005 and 2004, respectively. Those statements were audited by other auditors whose reports have been furnished to us, and in our opinion, insofar as it relates to the amounts included for NetSol Technologies (PVT) Limited, NetSol (PVT) Limited and NetSol Connect (PVT) Limited, for the years ended June 30, 2005 and 2004, is based solely on the report of the other auditors.

We conducted our audit of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit and the report of the other auditors provide a reasonable basis for our opinion.

In our opinion, based on our audits and the reports of other auditors, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of NetSol Technologies, Inc. and subsidiaries as of June 30, 2005 and the results of its consolidated operations and its cash flows for the years ended June 30, 2005 and 2004 in conformity with accounting principles generally accepted in the United States of America.

/s/ Kabani & Company, Inc.
CERTIFIED PUBLIC ACCOUNTANTS

Los Angeles, California
August 18, 2005

NETSOL TECHNOLOGIES INC AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEET
JUNE 30, 2005

ASSETS
Current assets:
Cash and cash equivalents	$1,371,727
Certificates of deposit	205,480
Accounts receivable, net of allowance for doubtful accounts of $80,000	3,906,360
Revenues in excess of billings	1,958,950
Other current assets	931,344
Total current assets		8,373,861
Property and equipment, net of accumulated depreciation		5,114,776
Intangibles:
Product licenses, renewals, enhancedments, copyrights,
trademarks, and tradenames, net	4,915,794
Customer lists, net	1,554,992
Goodwill	1,166,611
Total intangibles		7,637,397
Total assets		$21,126,034

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable and accrued expenses	$2,927,233
Current portion of notes and obligations under capitalized leases	1,089,192
Billings in excess of revenues	149,014
Due to officers	47,636
Deferred liability	313,397
Loans payable, bank	389,089
Total current liabilities		4,915,561
Obligations under capitalized leases, less current maturities		122,426
Convertible debenture		138,175
Total liabilities		5,176,162
Minority interest		700,320
Commitments and contingencies		-

Stockholders' equity:
Common stock, $.001 par value; 25,000,000 share authorized;
13,830,884 issued and outstanding	13,831
Additional paid-in-capital	46,610,747
Treasury stock	(27,197)
Accumulated deficit	(30,318,988)
Stock subscription receivable	(616,650)
Common stock to be issued	108,500
Other comprehensive loss	(520,691)
Total stockholders' equity		15,249,552
Total liabilities and stockholders' equity		$21,126,034

See accompanying notes to these consolidated financial statements.

NETSOL TECHNOLOGIES INC AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS

	For the Years
	Ended June 30,
	2005	2004

Net revenues	$12,437,653	$5,749,062
Cost of revenues	4,754,749	2,699,675
Gross profit	7,682,904	3,049,387

Operating expenses:
Selling and marketing	782,488	253,701
Depreciation and amortization	1,564,562	1,240,792
Impairment of assets	-	203,312
Settlement costs	43,200	122,500
Bad debt expense	13,118	219,909
Salaries and wages	2,022,183	1,493,252
Professional services, including non-cash
compensation	604,192	464,332
General and adminstrative	1,588,456	1,759,607
Total operating expenses	6,618,199	5,757,405
Income (loss) from operations	1,064,705	(2,708,018)
Other income and (expenses)
Loss on sale of assets	(2,082)	(35,173)
Beneficial conversion feature	(209,848)	(137,230)
Fair market value of options and warrants	(255,130)	-
Gain on forgiveness of debt	404,136	320,318
Interest expense	(215,861)	(229,877)
Other income and (expenses)	(1,106)	16,401
Income taxes	(10,416)	(76,638)
Income (loss) before minority interest in subsidiary	774,398	(2,850,217)
Minority interest in subsidiary (income)/loss	(111,073)	273,159
Net income (loss)	663,325	(2,577,058)
Other comprehensive loss:
Translation adjustment	(282,129)	(387,859)
Comprehensive income (loss)	$381,196	$(2,964,917)

Net income (loss) per share:
Basic	$0.06	$(0.33)
Diluted	$0.04	$(0.33)

Weighted average number of shares outstanding:
Basic	11,597,625	7,881,554
Diluted	14,776,323	7,881,554

See accompanying notes to these consolidated financial statements.

NETSOL TECHNOLOGIES INC AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY
FOR THE YEARS ENDED JUNE 30, 2004 AND 2005

						Other
						Compre-
			Additional		Stock	hensive		Total
	Common Stock		Paid-in	Treasury	Subscriptions	Income/	Accumulated	Stockholders'
	Shares	Amount	Capital	Shares	Receivable	(Loss)	Deficit	Equity
Balance at June 30, 2003	5,757,175	$5,756	$33,409,954	$-	$(84,900)	$149,297	$(28,405,255)	$5,074,852

Issuance of common stock for cash	1,413,187	1,414	1,616,923					1,618,337
Issuance of common stock for services	3,613	4	8,996					9,000
Excercise of common stock options	1,067,309	1,068	1,369,484		(248,750)			1,121,802
Excercise of common stock warrants	390,000	390	487,110					487,500
Issuance of common stock in
exchange for notes payable & interest	601,343	601	1,070,028					1,070,629
Issuance of common stock in
exchange for settlement	45,195	45	135,088					135,133
Issuance of common stock in
exchange for purchase of Altiva	100,000	100	(100)					-
Issuance of common stock in
exchange for purchase of Pearl	60,000	60	166,800					166,860
Issuance of common stock to directors
in exchange for services	45,000	45	39,195					39,240
Purchase of treasury shares				(21,457)				(21,457)
Beneficial conversion feature	-	-	351,987					351,987
Fair market value of warrants issued	-	-	230,413					230,413
Foreign currency translation adjustments	-	-	-			(387,859)		(387,859)
Net loss for the year	-	-	-				(2,577,058)	(2,577,058)

Balance at June 30, 2004	9,482,822	$9,483	$38,885,878	$(21,457)	$(333,650)	$(238,562)	$(30,982,313)	$7,319,379

See accompanying notes to these consolidated financial statements.

Continued

NETSOL TECHNOLOGIES INC AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY - Continued
FOR THE YEARS ENDED JUNE 30, 2004 AND 2005

							Other
							Compre-
			Additional		Stock		hensive		Total
	Common Stock		Paid-in	Treasury	Subscriptions	Shares to	Income/	Accumulated	Stockholders'
	Shares	Amount	Capital	Shares	Receivable	be Issued	(Loss)	Deficit	Equity
Balance at June 30, 2004	9,482,822	9,483	$38,885,878	$(21,457)	$(333,650)	$-	$(238,562)	$(30,982,313)	$7,319,379

Issuance of common stock for cash	1,477,619	1,478	1,540,022		(138,000)	108,500			1,512,000
Issuance of common stock for services	188,972	189	246,461						246,650
Excercise of common stock options	1,210,110	1,210	1,806,523		(838,000)				969,733
Excercise of common stock warrants	145,162	145	290,179						290,324
Issuance of common stock in
exchange for notes payable & interest	247,684	248	413,540						413,788
Issuance of common stock for
conversion of convertible debentures	564,519	564	1,049,436						1,050,000
Additional shares issued for the
purchase of PTS acquisition	40,000	40	91,560						91,600
Issuance of common stock in
exchange for purchase of CQ Systems	759,468	760	1,815,541						1,816,301
Issuance of common stock in
exchange for accrued expenses	34,528	34	49,934						49,968
Purchase of treasury shares				(51,704)					(51,704)
Issuance of treasury shares for debt				45,964					45,964
Capital contribution from issuance of
subsidiary stock on foreign exchange			859,223						859,223
Fair market value of warrants issued	-	-	249,638						249,638
Fair market value of options issued			5,492						5,492
Cancellation of shares	(320,000)	(320)	(692,680)		693,000				-
Foreign currency translation adjustments	-	-	-				(282,129)		(282,129)
Net income for the year	-	-	-					663,325	663,325

Balance at June 30, 2005	13,830,884	$13,831	$46,610,747	$(27,197)	$(616,650)	$108,500	$(520,691)	$(30,318,988)	$15,249,552
See accompanying notes to these consolidated financial statements.

NETSOL TECHNOLOGIES INC AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the Years
	Ended June 30,
	2005	2004
Cash flows from operating activities:
Net income (loss) from continuing operations	$663,325	$(2,577,058)
Adjustments to reconcile net income (loss) to net cash
Provided by (used in) operating activities:
Depreciation and amortization	1,979,603	1,640,044
Impairment of assets	-	203,312
Gain on forgiveness of debt	(404,136)	(320,318)
Loss on sale of assets	2,082	35,173
Minority interest in subsidiary	111,073	(273,159)
Stock issued for settlement costs	-	135,133
Stock issued for services	183,695	9,000
Stock issued to directors for services	-	39,240
Fair market value of warrants and stock options granted	255,130	-
Beneficial conversion feature	209,848	137,230
Changes in operating assets and liabilities:
(Increase) decrease in assets:
Accounts receivable	(3,644,646)	(324,094)
Other current assets	(1,587,132)	(409,708)
Increase (decrease) in liabilities:
Accounts payable and accrued expenses	2,161,633	(65,386)
Deferred liabilities	313,397	-
Net cash provided by (used in) operating activities	243,872	(1,770,591)
Cash flows from investing activities:
Purchases of property and equipment	(1,468,499)	(2,861,754)
Sales of property and equipment	88,736	75,490
Purchases of certificates of deposit	(1,517,640)	(3,241,403)
Proceeds from sale of certificates of deposit	1,703,563	2,850,000
Increase in intangible assets	(3,827,466)	(439,297)
Proceeeds from sale of minority interest of subsidiary	-	200,000
Capital investments in minority interest of subsidiary	178,521	10,000
Cash brought in at acquisition	145,297	-
Net cash used in investing activities	(4,697,488)	(3,406,964)
Cash flows from financing activities:
Proceeds from sale of common stock	1,512,000	1,848,750
Proceeds from the exercise of stock options and warrants	1,260,057	1,445,392
Capital contributed from sale of subsidiary stock	859,223	-
Purchase of treasury shares	(51,704)	(21,457)
Proceeds from loans	1,533,690	1,685,781
Proceeds from convertible debenture	-	1,200,000
Payments on capital lease obligations & loans	(286,339)	(384,210)
Net cash provided by financing activities	4,826,927	5,774,256
Effect of exchange rate changes in cash	127,255	59,970
Net increase in cash and cash equivalents	500,566	656,671
Cash and cash equivalents, beginning of year	871,161	214,490
Cash and cash equivalents, end of year	$1,371,727	$871,161

See accompanying notes to these consolidated financial statements.

	For the Years
	Ended June 30,
	2005	2004
SUPPLEMENTAL DISCLOSURES:
Cash paid during the period for:
Interest	$127,055	$229,877
Taxes	$41,182	$76,638

NON-CASH INVESTING AND FINANCING ACTIVITIES:
Common stock issued for services and compensation	$246,650	$9,000
Common stock issued for conversion of note payable and interest	$413,788	$861,429
Common stock issued for legal settlement	$-	$135,133
Common stock issued for acquisition of product license	$91,600	$166,860
Common stock issued for settlement of debt	$45,965	$209,200
Common stock issued to directors for services	$-	$39,240
Common stock issued for acquisition of subsidiary	$1,816,301	$-
Common stock issued for conversion of debentures	$1,050,000	$-

See accompanying notes to these consolidated financial statements.

NOTE 1 - BUSINESS AND CONTINUED OPERATIONS

NetSol Technologies, Inc. and subsidiaries (the “Company”), formerly known as NetSol International, Inc. and Mirage Holdings, Inc., was incorporated under the laws of the State of Nevada on March 18, 1997. During November of 1998, Mirage Collections, Inc., a wholly owned and non-operating subsidiary, was dissolved.

During April 1999, February 2000 and March 2000, the Company formed NetSol USA, Inc., NetSol eR, Inc. and NetSol (PVT), Limited, respectively, as wholly owned subsidiaries.

Business Combinations Accounted for Under the Purchase Method:

Network Solutions PVT, Ltd. and NetSol UK, Limited

On September 15, 1998 and April 17, 1999, the Company purchased from related parties, 51% and 49%, respectively, of the outstanding common stock of Network Solutions PVT, Ltd., a Pakistani Company, and 43% and 57% of the outstanding common stock of NetSol UK, Limited, a United Kingdom Company, for the issuance of 938,000 restricted common shares of the Company and cash payments of $775,000, for an aggregate purchase price of approximately $12.9 million. These acquisitions were accounted for using the purchase method of accounting, and accordingly, the purchase price was allocated to the assets purchased and liabilities assumed based upon their estimated fair values on the date of acquisition, which approximated $300,000. Included in the accompanying consolidated financial statements are other assets acquired at fair market value consisting of product licenses, product renewals, product enhancements, copyrights, trademarks, trade names and customer lists. At the date of acquisition, the management of the Company allocated approximately $6.3 million to these assets, based on independent valuation reports prepared for the Company. The excess of the purchase prices over the estimated fair values of the net assets acquired, was recorded as goodwill, and was being amortized by using the straight-line method from the date of each purchase. Effective April 1, 2001, the management determined that the remaining useful life of all its acquired intangible assets to be approximately five years, and accordingly, accelerated the amortization of these intangibles. During June 2001, the management decided to close its operations in the United Kingdom, and accordingly, the Company recognized a loss from impairment of various intangible assets related to NetSol UK, as recoverability of these assets (measured by a comparison of the carrying amount of an asset to future net cash flows expected to be generated by the asset) seemed highly unlikely. On March 18, 2002, the final Winding-up Order was made relating to the liquidation of for NetSol UK on the petition of a creditor in respect of services supplied presented to the Court.

Mindsources, Inc.

On August 13, 1999, the Company through its wholly owned subsidiary, NetSol USA, Inc. acquired 100% of the outstanding capital stock of Mindsources, Inc., a Virginia and US based Company, through the issuance of 50,000 shares of Rule 144 restricted common shares of the Company for an aggregate purchase price of approximately $1,260,000. This acquisition was accounted for using the purchase method of accounting under APB Opinion No. 16, and accordingly, the purchase price was allocated to the assets purchased and liabilities assumed based upon their estimated fair values as determined by management on the date of acquisition, which approximated $900,000. The management of the Company allocated the entire purchase price to customer lists acquired, and is being amortized by using the straight-line method from the date of acquisition. The excess of the purchase prices over the estimated fair values of the net assets acquired, approximately $360,000, was recorded as goodwill and is being amortized using the straight-line method from the date of purchase. Effective April 1, 2001, the management determined that the remaining useful life of all its acquired intangible assets to be approximately five years, and accordingly, accelerated the amortization of these intangibles.

Network Solutions Group Limited and Subsidiaries

On August 18, 1999, the Company acquired 100% of the outstanding capital stock of Network Solutions Group Limited and Subsidiaries, a United Kingdom Company, through the issuance of 31,000 shares of Rule 144 restricted common shares of the Company for an aggregate purchase price of approximately $940,000. This acquisition was accounted for using the purchase method of accounting under APB Opinion No. 16, and accordingly, the purchase price was allocated to the assets purchased and liabilities assumed based upon their estimated fair values on the date of acquisition, which approximated a deficit of $700,000. The management of the Company allocated approximately $600,000 to customer lists, which are being amortized by using the straight-line method from the date of acquisition. The excess of the purchase price over the estimated fair values of the net assets acquired, approximately $1,040,000, was recorded as goodwill, and was being amortized by using the straight-line method over the estimated useful life from the date of acquisition. Effective April 1, 2001, the management determined that the remaining useful life of all its acquired intangible assets to be approximately five years, and accordingly, accelerated the amortization of these intangibles. During June 2001, the management decided to close its operations in the United Kingdom, and accordingly, the Company recognized a loss from impairment of various intangible assets related to these entities, as recoverability of these assets (measured by a comparison of the carrying amount of an asset to future net cash flows expected to be generated by the asset) seemed highly unlikely.

Intereve Corporation

During March 2001, the Company acquired 100% of the outstanding capital stock of Intereve Corporation for an aggregate purchase price of $245,000. This acquisition was accounted for using the purchase method of accounting under APB Opinion No. 16, and accordingly, the purchase price was allocated to the assets purchased and liabilities assumed based upon their estimated fair values on the date of acquisition, which equaled to zero. The management of the Company allocated the entire purchase price of $245,000 to customer lists. During June 2001, the management ceased operations of this entity and consequently, the Company recognized an impairment loss of $245,000 to customer list, as recoverability of these assets (measured by a comparison of the carrying amount of an asset to future net cash flows expected to be generated by the asset) seemed highly unlikely.

Altvia Corporation

On May 20, 2003, the Company acquired 100% of the outstanding capital stock of Altvia Technologies, Inc. for an aggregate purchase price of $257,000. This acquisition was accounted for using the purchase method of accounting under APB Opinion No. 16, and accordingly, the purchase price was allocated to the assets purchased and liabilities assumed based upon their estimated fair values on the date of acquisition, which equaled to $257,000. The management of the Company allocated $30,000 of the purchase price to customer lists & $23,688 to property and equipment. The excess of the purchase price over the estimated fair values of the net assets acquired of $203,312 was recorded as goodwill. During the year ended June 30, 2004, the goodwill was impaired.

Pearl Treasury System Ltd

On October 14, 2003, the Company executed an agreement to acquire the Pearl Treasury System Ltd, a United Kingdom company (“Pearl”). This acquisition required the Company to issue up to 60,000 shares of common stock to the shareholders of Pearl Treasury System, Ltd. In addition, during the year ended June 30, 2005, an additional 40,000 shares valued at $91,600 was issued to the shareholders of Pearl for milestones reached in the development of the software. After acquisition, all development activities of Pearl Treasury System, now called InBanking were transferred to NetSol UK; therefore, there are no separate financial statements for Pearl. The total acquisition value of $258,460 has been recorded as an intangible asset and is included in “product licenses” on the accompanying consolidated financial statements.

Raabta Online

During the quarter ended March 31, 2004, the Company’s subsidiary, NetSol Connect, purchased Raabta Online, a Pakistani company, for a cash price of 10,000,000 rupees or $173,500 representing 100% of the value of Raabta. This acquisition is expected to provide the Company with an established customer base and strong technical expertise. The purchase price has been allocated to property and equipment of the acquired entity. All activity of the acquired entity was absorbed by NetSol Connect after the acquisition.

CQ Systems

On January 19, 2005, the Company entered into an agreement to acquire 100% of the issued and outstanding shares of common stock of CQ Systems Ltd., a company organized under the laws of England and Wales. The acquisition closed on February 22, 2005. The initial purchase price was £3,576,335 or $6,730,382, of which one-half was due at closing payable in cash and stock and the other half is due when the audited March 31, 2006 financial statements are completed. On the closing date, $1.7 million was paid and 681,965 shares were issued to the shareholders of CQ, valued at $1,676,795 at an average share price of $2.46 was recorded. In addition, the agreement called for the accumulated retained earnings amounting to £423,711 or $801,915 of CQ Systems as of the closing date to be paid to the shareholders in cash and stock. In April 2005, the additional cash of £350,000 or $662,410 was paid and 77,503 shares of the Company’s common stock valued at $139,505 were issued. The total amount paid at closing was $4,178,710.

Business Combinations Accounted for Under the Pooling of Interest Method:

Abraxas Australia Pty, Limited

On January 3, 2000, the Company issued 30,000 Rule 144 restricted common shares in exchange for 100% of the outstanding capital stock of Abraxas Australia Pty, Limited, an Australian Company. This business combination was accounted for using the pooling of interest method of accounting under APB Opinion No. 16.

Formation of Subsidiary:

During the period ended December 31, 2002, the Company formed a subsidiary in the UK, NetSol Technologies Ltd., as a wholly-owned subsidiary of NetSol Technologies, Inc. This entity serves as the main marketing and delivery arm for services and products sold and delivered in the UK and mainland Europe.

During the period ended June 30, 2004, the Company formed a subsidiary in India, NetSol Technology India, Limited, as a wholly-owned subsidiary of NetSol Technologies, Inc. This entity is planned to serve as the main marketing and delivery arm for services and products sold and delivered in India. As of the date of this report, no operations have begun with this entity.

Joint Venture:

In January 2005, the Company formed TiG-NetSol (Pvt) Limited (“TiG-Netsol”) as a joint venture with a UK based public company TIG Plc., with 50.1% ownership by NetSol Technologies, Inc. and 49.9% ownership by TiG. TiG-NetSol was incorporated in Pakistan on January 12, 2005 under the Companies Ordinance, 1984 as a private company limited by shares. The business of the Company is export of computer software and its related services developed in Pakistan.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of Consolidation:

The accompanying consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries, NetSol Technologies (Pvt), Ltd.(“PK Tech”), NetSol (Pvt), Limited (“PK Private”), NetSol Technologies Limited (“UK”), NetSol-Abraxas Australia Pty Ltd. (“Abraxas”), NetSol Altvia, Inc. (“USA”), CQ Systems Limited (“CQ”), and its majority-owned subsidiaries, NetSol Connect (Pvt), Ltd. (“Connect”), and TIG-NetSol (Pvt) Limited (“TIG”). All material inter-company accounts have been eliminated in consolidation.

Company name change:

Effective February 8, 2002, the Company changed its name from NetSol International, Inc. to NetSol Technologies, Inc. The name change was approved by a majority of shareholders at the Company’s annual shareholders meeting held on January 25, 2002.

Business Activity:

The Company designs, develops, markets, and exports proprietary software products to customers in the automobile finance and leasing industry worldwide. The Company also provides consulting services in exchange for fees from customers.

Use of Estimates:

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Effective April 1, 2001, the management determined that the remaining useful life of all its acquired intangible assets to be approximately five years, and accordingly, accelerated the amortization of these intangibles. This change in estimate increased the depreciation and amortization expense by approximately $700,000 for the year ended June 30, 2002 and $400,000 during the three months ended June 30, 2001. Due to impairment losses recognized to intangibles, the remaining net intangible balance of approximately $6,860,000 (including goodwill of $1,950,000) at the date of change in estimation in 2001 has been amortized over the remaining life of 57 months. The Company evaluates, on on-going basis, the accounting effect arising from the recently issued SFAS No. 142, “Goodwill and Other Intangibles” which became effective to the Company’s financial statements beginning July 1, 2002.

Cash and Cash Equivalents:

Equivalents

For purposes of the statement of cash flows, cash equivalents include all highly liquid debt instruments with original maturities of three months or less which are not securing any corporate obligations.

Concentration

The Company maintains its cash in bank deposit accounts, which, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts.

Accounts Receivable:

The Company’s customer base consists of a geographically dispersed customer base. The Company maintains reserves for potential credit losses on accounts receivable. Management reviews the composition of accounts receivable and analyzes historical bad debts, customer concentrations, customer credit worthiness, current economic trends and changes in customer payment patterns to evaluate the adequacy of these reserves. Reserves are recorded primarily on a specific identification basis.

Revenues in excess of billings:

“Revenues in excess of billings” represent the total of the project to be billed to the customer over the life of the project. As each phase is completed and billed to the customer, the corresponding percentage of completion amount is transferred from this account to “Accounts Receivable.”

Property and Equipment:

Property and equipment are stated at cost. Expenditures for maintenance and repairs are charged to earnings as incurred; additions, renewals and betterments are capitalized. When property and equipment are retired or otherwise disposed of, the related cost and accumulated depreciation are removed from the respective accounts, and any gain or loss is included in operations. Depreciation is computed using various methods over the estimated useful lives of the assets, ranging from three to seven years.

The Company accounts for the costs of computer software developed or obtained for internal use in accordance with Statement of Position 98-1, “Accounting for the Costs of Computer Software Developed or Obtained for Internal Use.” The Company capitalizes costs of materials, consultants, and payroll and payroll-related costs for employees incurred in developing internal-use computer software. These costs are included with “Computer equipment and software.” Costs incurred during the preliminary project and post-implementation stages are charged to general and administrative expense.

Intangible Assets:

Intangible assets consist of product licenses, renewals, enhancements, copyrights, trademarks, trade names, customer lists and goodwill. The Company evaluates intangible assets, goodwill and other long-lived assets for impairment, at least on an annual basis and whenever events or changes in circumstances indicate that the carrying value may not be recoverable from its estimated future cash flows. Recoverability of intangible assets, other long-lived assets and, goodwill is measured by comparing their net book value to the related projected undiscounted cash flows from these assets, considering a number of factors including past operating results, budgets, economic projections, market trends and product development cycles. If the net book value of the asset exceeds the related undiscounted cash flows, the asset is considered impaired, and a second test is performed to measure the amount of impairment loss. Potential impairment of goodwill after July 1, 2002 is being evaluated in accordance with SFAS No. 142. The SFAS No. 142 is applicable to the financial statements of the Company beginning July 1, 2002.

As part of intangible assets, the Company capitalizes certain computer software development costs in accordance with SFAS No. 86, “Accounting for the Costs of Computer Software to be Sold, Leased, or Otherwise Marketed.” Costs incurred internally to create a computer software product or to develop an enhancement to an existing product are charged to expense when incurred as research and development expense until technological feasibility for the respective product is established. Thereafter, all software development costs are capitalized and reported at the lower of unamortized cost or net realizable value. Capitalization ceases when the product or enhancement is available for general release to customers.

The Company makes on-going evaluations of the recoverability of its capitalized software projects by comparing the amount capitalized for each product to the estimated net realizable value of the product. If such evaluations indicate that the unamortized software development costs exceed the net realizable value, the Company writes off the amount which the unamortized software development costs exceed net realizable value. Capitalized and purchased computer software development costs are being amortized ratably based on the projected revenue associated with the related software or on a straight-line basis over three years, whichever method results in a higher level of amortization.

Statement of Cash Flows:

In accordance with Statement of Financial Accounting Standards No. 95, "Statement of Cash Flows," cash flows from the Company's operations are calculated based upon the local currencies. As a result, amounts related to assets and liabilities reported on the statement of cash flows will not necessarily agree with changes in the corresponding balances on the balance sheet.

Revenue Recognition:

The Company recognizes its revenue in accordance with the Securities and Exchange Commissions (“SEC”) Staff Accounting Bulletin No. 101, “Revenue Recognition in Financial Statements” (“SAB 101”) and The American Institute of Certified Public Accountants (“AICPA”) Statement of Position (“SOP”) 97-2, “Software Revenue Recognition,” as amended by SOP 98-4 and SOP 98-9, SOP 81-1, “Accounting for Performance of Construction-Type and Certain Production-Type Contracts,” and Accounting Research Bulletin 45 (ARB 45) “Long-Term Construction Type Contracts.” The Company’s revenue recognition policy is as follows:

License Revenue: The Company recognizes revenue from license contracts without major customization when a non-cancelable, non-contingent license agreement has been signed, delivery of the software has occurred, the fee is fixed or determinable, and collectibilty is probable. Revenue from the sale of licenses with major customization, modification, and development is recognized on a percentage of completion method, in conformity with ARB 45 and SOP 81-1. Revenue from the implementation of software is recognized on a percentage of completion method, in conformity with Accounting Research Bulletin (“ARB”) No. 45 and SOP 81-1. Any revenues from software arrangements with multiple elements are allocated to each element of the arrangement based on the relative fair values using specific objective evidence as defined in the SOPs. An output measure of “Unit of Work Completed” is used to determine the percentage of completion which measures the results achieved at a specific date. Units completed are certified by the Project Manager and EVP IT/ Operations.

Services Revenue: Revenue from consulting services is recognized as the services are performed for time-and-materials contracts. Revenue from training and development services is recognized as the services are performed. Revenue from maintenance agreements is recognized ratably over the term of the maintenance agreement, which in most instances is one year.

Fair Value:

Unless otherwise indicated, the fair values of all reported assets and liabilities, which represent financial instruments, none of which are held for trading purposes, approximate carrying values of such amounts.

Advertising Costs:

The Company expenses the cost of advertising as incurred. Advertising costs for the years ended June 30, 2005 and 2004 were $127,602 and $37,801, respectively.

Net Loss Per Share:

Net loss per share is calculated in accordance with the Statement of financial accounting standards No. 128 (SFAS No. 128), “Earnings per share.” Basic net loss per share is based upon the weighted average number of common shares outstanding. Diluted net loss per share is based on the assumption that all dilutive convertible shares and stock options were converted or exercised. Dilution is computed by applying the treasury stock method. Under this method, options and warrants are assumed to be exercised at the beginning of the period (or at the time of issuance, if later), and as if funds obtained thereby were used to purchase common stock at the average market price during the period.

The following is a reconciliation of the numerators and denominators of the basic and diluted earnings per share computations:

For the year ended June 30, 2005	Net Income	Shares	Per Share
Basic earnings per share:	$663,325	11,597,625	$0.06
Net income available to common shareholders
Effect of dilutive securities
Stock options		2,515,114
Warrants		663,584
Diluted earnings per share	$663,325	14,776,323	$0.04

The weighted average number of shares used to compute basic and diluted loss per share is the same in these financial statements for the year ended June 30, 2004 since the effect of dilutive securities is anti-dilutive.

Reverse stock split:

On August 18, 2003, the Company affected a 1 for 5 reverse stock-split for all the issued and outstanding shares of common stock. All historical share and per share amounts in the accompanying consolidated financial statements have been restated to reflect the 5:1 reverse stock split.

Other Comprehensive Income & Foreign Currency Translation:

SFAS 130 requires unrealized gains and losses on the Company’s available for sale securities, currency translation adjustments, and minimum pension liability, which prior to adoption were reported separately in stockholders’ equity, to be included in other comprehensive income. The accounts of NetSol UK and CQ Systems use British Pounds; NetSol Technologies (Pvt) Ltd., NetSol Private, NetSol Connect, and TiG-Netsol use Pakistan Rupees; NetSol Abraxas uses the Australian dollar as the functional currencies. NetSol Technologies, Inc., and NetSol Altvia, Inc., uses U.S. dollars as the functional currencies. Assets and liabilities are translated at the exchange rate on the balance sheet date, and operating results are translated at the average exchange rate throughout the period. During the year ended June 30, 2005 and 2004, comprehensive income included net translation loss of $282,129 and $387,859, respectively. Other comprehensive loss, as presented on the accompanying consolidated balance sheet in the stockholders’ equity section amounted to $520,691 as of June 30, 2005.

Accounting for Stock-Based Compensation:

The Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 123, Accounting for Stock-Based Compensation, which applies the fair-value method of accounting for stock-based compensation plans. In accordance with this standard, the Company accounts for stock-based compensation in accordance with Accounting Principles Board Opinion No. 25, Accounting for Stock Issued to Employees.

In March 2000, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 44 (Interpretation 44), “Accounting for Certain Transactions Involving Stock Compensation.” Interpretation 44 provides criteria for the recognition of compensation expense in certain stock-based compensation arrangements that are accounted for under APB Opinion No. 25, Accounting for Stock-Based Compensation. Interpretation 44 became effective July 1, 2000, with certain provisions that were effective retroactively to December 15, 1998 and January 12, 2000. Interpretation 44 did not have any material impact on the Company’s financial statements.

Income Taxes:

Deferred income taxes are reported using the liability method. Deferred tax assets are recognized for deductible temporary differences and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

As of June 30, 2005, the Company had net federal and state operating loss carry forwards expiring in various years through 2025. During the year ended June 30, 2005, the valuation allowance increased by $651,617; primarily due to the application of the current year net loss for the US companies to the net operating loss carry forward. Deferred tax assets resulting from the net operating losses are reduced by a valuation allowance, when in the opinion of management, utilization is not reasonably assured.

A summary at June 30, 2005 is as follows:

	Federal	State	Total
Net operating loss carry forward - June 30, 2004	$22,479,286	$9,503,419
Net loss	3,245,957	3,245,957
Net operating loss carry forward - June 30, 2005	25,725,243	12,749,376

Effective tax rate	32%	8%

Deferred tax asset	8,232,078	1,019,950	9,252,028
Valuation allowance	(6,672,078)	(629,950)	(7,302,028)
Net deferred tax asset	1,560,000	390,000	1,950,000

Deferred tax liability arising from
non-taxable business combinations	1,560,000	390,000	1,950,000
Net deferred tax liability	$(0)	$0	$(0)

The following is a reconciliation of the provision for income taxes at the U.S. federal income tax rate to the income taxes reflected in the Consolidated Statements of Operations:

	For the years
	ended June 30,
	2005	2004
	%	%
Tax expense (credit) at statutory rate - federal	34	(34)
State tax expenses, net of federal tax	(6)	(6)
Valuation allowance	-	16
Foreign tax rate differences	(34)	18
Other	7	6
Tax expense at actual rate	1	-

Derivative Instruments:

In June 1998, the Financial Accounting Standards Board issued SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities.” SFAS No. 133, as amended by SFAS No. 137, is effective for fiscal years beginning after June 15, 2000. SFAS No. 133 requires the Company to recognize all derivatives as either assets or liabilities and measure those instruments at fair value. It further provides criteria for derivative instruments to be designated as fair value, cash flow and foreign currency hedges and establishes respective accounting standards for reporting changes in the fair value of the derivative instruments. After adoption, the Company is required to adjust hedging instruments to fair value in the balance sheet and recognize the offsetting gains or losses as adjustments to be reported in net income or other comprehensive income, as appropriate. The Company has complied with the requirements of SFAS 133, the effect of which was not material to the Company’s financial position or results of operations as the Company does not participates in such activities.

Impairment of Long-Lived Assets and Long-Lived Assets to be Disposed of:

Effective January 1, 2002, the Company adopted Statement of Financial Accounting Standards No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" ("SFAS 144"), which addresses financial accounting and reporting for the impairment or disposal of long-lived assets and supersedes SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of," and the accounting and reporting provisions of APB Opinion No. 30, "Reporting the Results of Operations for a Disposal of a Segment of a Business." The Company periodically evaluates the carrying value of long-lived assets to be held and used in accordance with SFAS 144. SFAS 144 requires impairment losses to be recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets' carrying amounts. In that event, a loss is recognized based on the amount by which the carrying amount exceeds the fair market value of the long-lived assets. Loss on long-lived assets to be disposed of is determined in a similar manner, except that fair market values are reduced for the cost of disposal.

For goodwill not identifiable with an impaired asset, the Company establishes benchmarks at the lowest level (entity level) as its method of assessing impairment. In measuring impairment, unidentifiable goodwill is considered impaired if the fair value at the lowest level is less than its carrying amount. The fair value of unidentifiable goodwill is determined by subtracting the fair value of the recognized net assets at the lowest level (excluding goodwill) from the value at the lowest level. The amount of the impairment loss is equal to the difference between the carrying amount of goodwill and the fair value of goodwill. In the event that impairment is recognized, appropriate disclosures are made.

Goodwill of a reporting unit is reviewed for impairment if events or changes in circumstances indicate that the carrying amount of its goodwill or intangible assets may not be recoverable. Impairment of reporting unit goodwill is evaluated based on a comparison of the reporting unit’s carrying value to the implied fair value of the reporting unit. Conditions that indicate that an impairment of goodwill exists include a sustained decrease in the market value of the reporting unit or an adverse change in business climate.

On June 30, 2004, the Company evaluated the valuation of goodwill based upon the performance and market value of NetSol USA. The Company determined the goodwill was impaired and recorded the impairment of $203,312 at June 30, 2004, in the accompanying consolidated financial statements.

Reporting segments:

Statement of financial accounting standards No. 131, Disclosures about segments of an enterprise and related information (SFAS No. 131), which superceded statement of financial accounting standards No. 14, Financial reporting for segments of a business enterprise, establishes standards for the way that public enterprises report information about operating segments in annual financial statements and requires reporting of selected information about operating segments in interim financial statements regarding products and services, geographic areas and major customers. SFAS No. 131 defines operating segments as components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision maker in deciding how to allocate resources and in assessing performances. The Company allocates its resources and assesses the performance of its sales activities based upon geographic locations of its subsidiaries (see note 12).

New Accounting Pronouncements:

In March 2004, the Emerging Issues Task Force (“EITF”) reached a consensus on Issue No. 03-1, “The Meaning of Other-Than-Temporary Impairment and its Application to Certain Investments.” The EITF reached a consensus about the criteria that should be used to determine when an investment is considered impaired, whether that impairment is other-than-temporary, and the measurement of an impairment loss and how that criteria should be applied to investments accounted for under SFAS No. 115, “Accounting in Certain Investments in Debt and Equity Securities.” EITF 03-01 also included accounting considerations subsequent to the recognition of other-than-temporary impairment and requires certain disclosures about unrealized losses that have not been recognized as other-than-temporary impairments. Additionally, EITF 03-01 includes new disclosure requirements for investments that are deemed to be temporarily impaired. In September 2004, the Financial Accounting Standards Board (FASB) delayed the accounting provisions of EITF 03-01; however, the disclosure requirements remain effective for annual reports ending after June 15, 2004. The Company believes that the adoption of this standard will have no material impact on its financial statements.

In December 2004, the FASB issued FASB Statement No. 123R, "Share-Based Payment, an Amendment of FASB Statement No. 123" ("FAS No. 123R"). FAS No. 123R requires companies to recognize in the statement of operations the grant- date fair value of stock options and other equity-based compensation issued to employees. FAS No. 123R is effective beginning in the Company's first quarter of fiscal 2006. The Company is evaluating the effects adoption of SFAS 123R will have on its financial statements.

In December 2004, the FASB issued SFAS Statement No. 153, "Exchanges of Non-monetary Assets." The Statement is an amendment of APB Opinion No. 29 to eliminate the exception for non-monetary exchanges of similar productive assets and replaces it with a general exception for exchanges of non-monetary assets that do not have commercial substance. The Company believes that the adoption of this standard will have no material impact on its financial statements.

In May 2005, the FASB issued SFAS No. 154, "Accounting Changes and Error Corrections." This statement applies to all voluntary changes in accounting principle and requires retrospective application to prior period’s financial statements of changes in accounting principle, unless this would be impracticable. This statement also makes a distinction between "retrospective application" of an accounting principle and the "restatement" of financial statements to reflect the correction of an error. This statement is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005. The Company believes that the adoption of this standard will have no material impact on its financial statements.

Reclassifications:

For comparative purposes, prior year’s consolidated financial statements have been reclassified to conform with report classifications of the current year.

NOTE 3 - MAJOR CUSTOMERS

The Company is a strategic business partner for DaimlerChrysler (which consists of a group of many companies), which accounts for approximately 20% of revenue for the fiscal years ended June 30, 2005 and 2004 and Toyota Motors (which consists of a group of many companies) accounts for approximately 35% of revenue for the fiscal year ended June 30, 2005. Accounts receivable at June 30, 2005 for these companies was $539,761 and $1,165,183. No other individual client represents more than 10% of the revenue for the fiscal years ended June 30, 2005 and 2004.

NOTE 4 - OTHER CURRENT ASSETS

Other current assets consist of the following as of June 30, 2005:

Prepaid Expenses	$494,315
Advance Income Tax	162,682
Employee Advances	11,342
Security Deposits	56,472
Other Receivables	187,613
Other Asset	18,920

Total	$931,344

NOTE 5 - PROPERTY AND EQUIPMENT

Property and equipment, net, consist of the following at June 30, 2005:

Office furniture and equipment	$858,273
Computer equipment	3,804,496
Assets under capital leases	623,008
Building	2,930,258
Construction in process	424,991
Land	185,760
Autos	138,226
Improvements	270,929
Subtotal	9,235,941
Accumulated depreciation	(4,121,165)
$5,114,776

For the years ended June 30, 2005 and 2004, fixed asset depreciation expense totaled $654,584 and $520,750, respectively. Of these amounts, $415,042 and $355,954, respectively, are reflected as part of cost of goods sold. Accumulated depreciation and amortization for assets under capital leases amounted to $363,433 and $335,156 at June 30, 2005 and 2004, respectively.

NOTE 6 - INTANGIBLE ASSETS

Intangible assets consist of the following at June 30, 2005:

	Product Licenses	Customer Lists	Total
Intangible asset - June 30, 2004	$5,450,357	$1,977,877	$7,428,234
Additions	3,376,728	1,316,880	4,693,608
Effect of translation adjustment	(27,762)		(27,762)
Accumulated amortization	(3,883,529)	(1,739,765)	(5,623,294)
Net balance - June 30, 2005	$4,915,794	$1,554,992	$6,470,786

Amortization expense:
Year ended June 30, 2005	$980,524	$403,457	$1,383,981
Year ended June 30, 2004	$803,629	$315,665	$1,119,294

The above amortization expense includes amounts in “Cost of Goods Sold” for capitalized software development costs of $58,961 and $43,298 for the fiscal years ended June 30, 2005 and 2004, respectively.

At June 30, 2005 and 2004, product licenses, renewals, enhancements, copyrights, trademarks, and tradenames, included unamortized software development and enhancement costs of $1,507,792 and $908,508, respectively, as the development and enhancement is yet to be completed. Software development amortization expense was $94,682 and $97,744 for the years ended June 30, 2005 and June 30, 2004, respectively.

Amortization expense of intangible assets over the next five years is as follows:

FISCAL YEAR ENDING
Asset	6/30/06	6/30/07	6/30/08	6/30/09	6/30/10	TOTAL
Product Licences	$1,271,996	$591,872	$591,872	$576,799	$375,463	$3,408,002
Customer Lists	551,204	301,454	263,376	263,376	175,583	1,554,993

	$1,823,200	$893,326	$855,248	$840,175	$551,046	$4,962,995

NOTE 7 - DEBTS

NOTES PAYABLE

Notes payable consist of the following at June 30, 2005:

	Balance at	Current	Long-Term
Name	6/30/05	Maturities	Maturities
A. Zaman Settlement	$16,300	$16,300	$-
First Funding	475	475	-
D&O Insurance	49,688	49,688	-
Noon Group	518,794	518,794	-
Gulf Crown	259,397	259,397	-
Maxim Group	100,000	100,000	-
Subsidiary Capital Leases	144,538	144,538	-
	$1,089,192	$1,089,192	$-

On September 25, 2002 the Company signed a settlement agreement with Adrian Cowler (“Cowler”) and Surrey Design Partnership Ltd. The Company agreed to pay Cowler £218,000 pound sterling or approximately $320,460 USD including interest, which the Company recorded as a note payable. The agreement called for monthly payments of £3,000 until March 2004 and then £4,000 per month until paid. As of June 30, 2004, the balance was $146,516. During the six months ended December 31, 2004, the Company paid £12,000 or $21,997. In December 2004, the Company reached an agreement with Cowler to pay the balance of the loan in one lump-sum payment. Cowler agreed to accept £52,000 or $103,371 as payment in full. As a result, the Company recorded a gain on forgiveness of debt of $21,148 in the accompanying consolidated financial statements.

In November 2002, the Company signed a settlement agreement with Herbert Smith for ₤171,733 or approximately $248,871, including interest. The Company agreed to pay $10,000 upon signing of the agreement, $4,000 per month for twelve months, and then $6,000 per month until paid. The balance owing at June 30, 2003 was $164,871. During the year ended June 30, 2004, the Company paid ₤41,044 or $73,000. In addition, the Company adjusted the amount due in USD to reflect the change in exchange rates from when the settlement was reached in 2002. As a result $107,450 was recorded to translation loss. As of June 30, 2004, the balance was $199,321. During the nine months ended March 31, 2005, the Company paid $56,000. In April 2005, an agreement was reached with Herbert Smith whereby they accepted $110,000 as payment in full. As a result, the Company recorded a gain on forgiveness of debt of $33,321 in the accompanying consolidated financial statements.

In December 2001, as part of the winding up of Network Solutions Ltd. the parent agreed to assume the note payable of one of the major creditors, Barclay’s Bank PLC of ₤130,000 or $188,500 USD. In November 2002, the parties agreed upon a settlement agreement whereby the Company would pay ₤1,000 per month for twelve months and ₤2,000 per month thereafter until paid. During the fiscal year ended June 30, 2003, the Company paid approximately ₤2,000 or $3,336. The balance owing at June 30, 2003 was $185,164. During the year ended June 30, 2004, the Company paid ₤66,000 or $69,421. During the quarter ended March 31, 2004, the Company entered into a settlement agreement with Barclay’s whereby Barclay’s agreed to accept ₤69,000 or $79,098 as payment in full. As a result the Company recorded a gain on the reduction of debt in the amount of $99,146. As of June 30, 2004, ₤60,000 or $62,500 has been paid on the settlement amount and the balance of ₤9,000 or $16,598 was paid in July, 2004.

In June 2002, the Company signed a settlement agreement with a former consultant for payment of past services rendered. The Company agreed to pay the consultant a total of $75,000. The agreement calls for monthly payments of $1,500 per month until paid. The balance owing at June 30, 2004 was $26,300. During the current fiscal year the Company paid $10,000. As of June 30, 2005, the balance was $16,300. The entire balance has been classified as a current liability in the accompanying consolidated financial statements.

In January 2005, the Company renewed its director’s and officer liability insurance for which the annual premium is $138,050. In February 2005, the Company arranged financing with AFCO Credit Corporation with a down payment of $27,610 with the balance to be paid in monthly installments. The balance owing as of June 30, 2005 was $49,688 and is classified as a current liability in the accompanying consolidated financials statements.

In October 2004, the Company renewed its professional liability insurance for which the annual premium is $5,944. The Company has arranged for financing with the insurance company with a down payment of $1,853 and nine monthly payment of $480 each. During the six months ended March 31, 2005, the Company paid $4,529. The balance owing at June 30, 2005 was $475 and is classified as a current liability in the accompanying consolidated financials statements.

In February 2005, the Company received a loan from a current shareholder Sir Gulam Noon in the amount of $500,000. The note carries an interest rate of 9.75% per annum and is due in one year. The maturity date of the loan may be extended at the option of the holder for an additional year. During the fiscal year ended June 30, 2005, $18,794 of accrued interest was recorded for this loan.

In February 2005, the Company received a loan from Gulf Crown Investments in the amount of $250,000. The note carries an interest rate of 9.75% per annum and is due in one year. The maturity date of the loan may be extended at the option of the holder for an additional year. During the fiscal year ended June 30, 2005, $9,397 of accrued interest was recorded for this loan.

In February 2005, the Company received a loan from a current shareholder Dr. Omar Atiq in the amount of $300,000. The note carries an interest rate of 12% per annum and is due on April 4, 2005. The maturity date of the loan may be extended at the option of the holder. During the quarter ended June 30, 2005, $150,000 cash was paid on the loan and 100,000 shares of the Company’s common stock was issued valued at $156,160 to pay the debt in full, including $7,453 of accrued interest (see note 8). As a result, the Company recorded a gain on forgiveness of debt of $1,293 in the accompanying consolidated financial statements.

In May 2005, the Company received a loan from Maxim Group, LLC in the amount of $250,000. The note carries an interest rate of 12% and is due July 25, 2005. The note called for $150,000 to be paid with 80,214 shares the Company’s common stock and the balance of $100,000 to be paid in cash. The market value of the shares issued was $152,968 (see Note 8). As a result, the Company recorded a loss on forgiveness of debt of $2,968 in the accompanying consolidated financial statements.

In addition, the various subsidiaries had current capital leases of $144,537 as of June 30, 2005.

LOANS PAYABLE - BANK

The Company’s Pakistan subsidiary, NetSol Technologies (Private) Ltd., has two loans with a bank, secured by the Company’s assets. These notes consist of the following as of June 30, 2005:

TYPE OF	MATURITY	INTEREST	BALANCE
LOAN	DATE	RATE	USD

Export Refinance	Every 6 months	4%	$367,401
Line of Credit	On Demand	8%	21,688

Total			$389,089

DUE TO OFFICERS

The officers of the Company from time to time loan funds to the Company. As of June 30, 2004, the officers had loaned a total of $191,102, including $57,776 of accrued interest and had accrued wages of $102,087. During the fiscal year ended June 30, 2004, the officers exercised options against the amounts owing to them in the amount of $275,973. The balance owing as of June 30, 2004 was $17,219. During the current fiscal year, two officers deferred the increase in their wages for a total of $32,500. In addition, one officer exercised options against the amounts owing in the amount of $2,083. The balance owing as of June 30, 2005 was $47,636.

NOTE 8 - STOCKHOLDERS’ EQUITY

Initial Public Offering:

On September 15, 1998, the Company completed the sale of its minimum offering of shares in its initial public offering which generated gross proceeds of $1,385,647 from the sale of 50,200 shares of common stock and 929,825 warrants, each warrant to purchase one share of the Company’s common stock at an exercise price of $6.50 for a term of five years. The remaining unexercised warrants of 51,890 expired on September 15, 2003.

Business Combinations:

Altvia Technologies, Inc.

On May 20, 2003, the Company issued 212,000 Rule 144 restricted common shares in exchange for all the assets and certain liabilities of Altvia Technologies, Inc., a Delaware corporation in an Asset Purchase Agreement. The shares were valued at the time of the purchase at $212,000 or $1.00 per share.

In February 2004, an additional 100,000 shares were issued to Altvia as part of the purchase agreement for sales milestones achieved.

Pearl Treasury System Ltd

In October 2003, the Company entered into an agreement to acquire the Pearl Treasury System Ltd, a United Kingdom company (“Pearl”). This acquisition required the Company to issue up to 60,000 shares of common stock to the shareholders of Pearl Treasury System, Ltd. The shares were valued at the time of the purchase at $166,860 or $2.78 per share. On December 16, 2003, the initial shares of 41,700, valued at $115,968 due at the signing of the agreement were issued by the Company. In April 2004, the remaining 18,300 shares were issued upon the completion of the software delivery warranties valued at $50,892. The shares used to acquire this asset were issued in reliance on an exemption available from registration under Regulation S of the Securities Act of 1933, as amended.

In January 2005, certain milestones, set forth in the purchase and sale agreement by and between the Company and the former owners, were met in the development of the Pearl. As such, the former owners of the product license were due an additional 40,000 shares of the Company’s common stock. The Company recorded an addition to the product licenses in the amount of $91,600.

CQ Systems, Inc.

In February 2005, the Company completed the acquisition of CQ Systems, (see note 15). As part of this agreement, the Company issued 759,468 shares of its common stock valued at $1,816,301 to the shareholders of CQ Systems.

Private Placements

In August 2004, the Company sold 190,476 shares of the Company’s common stock for $200,000 in a private placement. Of this amount $91,500 had been received during the year and a total of 87,143 shares were issued to the purchaser. The remaining balance of $108,500 or 103,333 shares are shown as “Shares to Be Issued” on the accompanying financial statements.

During the quarter ended December 31, 2004, the Company sold 1,390,476 shares of its common stock for $1,250,000 in private placement agreements.

In addition, the Company received $170,500 as payment on stock subscriptions receivable during the fiscal year ended June 30, 2005.

In July 2003, the Company sold 1,026,824 shares of the Company’s common stock in a private placement transaction. Maxim Group, LLC in New York acted as the placement agent for the transaction. The total funds raised were $1,215,000 with approximately $102,950 in placement fees, commissions, and other expenses paid from the escrow of the sale for a net of $1,102,050. An SB-2 registration statement was filed on October 15, 2003 to register the shares for the selling shareholders in this transaction. The investors included 12 individual accredited investors with no prior ownership of the Company’s common stock.

In May 2004, the Company sold 386,363 shares of the Company’s common stock in a private placement transaction. Maxim Group, LLC in New York acted as the placement agent for the transaction. The total funds raised were $850,000 with approximately $103,300 in placement fees, commissions, and other expenses paid from the escrow of the sale. In addition, the Company issued 243,182 warrants in connection with the sale. The warrants expire in five years and have an exercise price of $3.30 per share. The warrants were valued using the fair value method at $230,413 or $1.41 per share and were recorded against the proceeds of the financing in the accompanying consolidated financial statements. Net proceeds of the financing were $516,287. The investors included 9 individual accredited investors with no prior ownership of the Company’s common stock. An SB-2 was filed on June 15, 2004 to register these shares.

Services, Accrued Expenses and Payables

During the years ended June 30, 2005 and 2004, the Company issued 188,972 and 3,613 restricted Rule 144 common shares in exchange for services rendered, respectively. The Company recorded an expense of $246,650 and $9,000 for the years ended June 30, 2005 and 2004, respectively. Compensation expense was calculated based upon the fair market value of the freely trading shares as quoted on NASDAQ through 2005 and 2004, over the service period.

In November 2004, the Company entered into an agreement with a vendor whereby the Company issued the vendor 20,000 shares valued at $22,968 for the payment of outstanding invoices in the amount of $16,052. As a result, the Company recorded a gain on settlement of debt in the amount of $6,916.

During the year ended June 30, 2005, the Company issued 14,528 shares of the Company’s common stock for accrued expenses valued at $27,000.

In February 2003, the Board of Directors and officers were granted the right to receive 5,000 shares of the Company’s common stock if certain conditions were met during their 2003 - 2004 term of office. These conditions were met and a total of 45,000 restricted Rule 144 common shares were issued in June 2004. The shares were valued at the fair market value at the date of grant of $39,240 or $0.87 per share.

Issuance of shares for Conversion of Debt and Settlement of Litigation

During the year ended June 30, 2005, nineteen of the convertible debenture holders elected to convert their notes into common stock. The total of the notes converted was $1,050,000 and the Company issued 564,519 shares of its common stock to the note holders.

During the year ended June 30, 2005, a total of 180,214 shares of the Company’s common stock valued at $309,128 were issued for the payment of two notes payable of $300,000 plus $7,453 (see Note 7). In addition, 67,470 shares valued at $104,660 were issued to pay the debts of a subsidiary.

During the year ended June 30, 2004, a total of 123,350 shares of the Company’s common stock, valued at $209,200, were issued to three investors as reimbursement for debts of the Company paid by the investors. In addition, three convertible notes payable of $850,000 plus $11,429 of interest was converted into 477,993 shares of the Company’s common stock.

During the year ended June 30, 2004, the Company issued 45,195 shares of common stock valued at $135,135 in settlement of litigation.

Options and Warrants Exercised

During the year ended June 30, 2005, the Company issued 1,210,110 shares of its common stock for the exercise of options valued at $1,807,733. Of these shares, 320,000 shares valued at $693,000 were cancelled. The Company received $969,733 in cash from the exercise of these options and recorded “Stock Subscription Receivable” in the amount of $145,000.

During the year ended June 30, 2004, the Company issued 1,067,309 shares of its common stock upon the exercise of stock options valued at $957,892; of this amount $290,000 was included in “Stock Subscription Receivable” in the accompany consolidated financial statements.

During the years ended June 30, 2005 and 2004, the Company issued 145,162 and 390,000 shares of its common stock upon the exercise of warrants valued at $290,324and $487,500, respectively.

Stock Subscription Receivable

Stock subscription receivable represents stock options exercised and issued that the Company has not yet received the payment from the purchaser as they were in processing when the quarter ended.

At June 30, 2004, the Company had receivables from three employees and one investor for options exercised totally $290,000. The total receivable at June 30, 2004, was $333,650.

During the year ended June 30, 2005, the Company recorded $874,500 in receivable and collected $561,500. In addition, a purchaser (consultant) decided not to complete the agreed purchase and therefore 20,000 shares were cancelled and the related value of $30,000 was reversed from the receivable account. The balance of the receivable at June 30, 2005 was $616,650.

Treasury Stock

During the year ended June 30, 2004, the Company purchased 10,000 shares of its common stock on the open market for $21,457 as treasury shares.

During the year ended June 30, 2005, the Company purchased 30,000 shares of its common stock on the open market for $51,704. The Company issued 24,004 of its treasury shares valued at $45,964 in settlement of a debt. The balance at June 30, 2005 was $27,197.

Common Stock Purchase Warrants and Options

From time to time, the Company issues options and warrants as incentives to employees, officers and directors, as well as to non-employees.

Common stock purchase options and warrants consisted of the following as of June 30, 2005:

		Exercise		Exercise
	Options	Price	Warrants	Price
Outstanding and exercisable, June 30, 2004	1,862,277	$0.75 to $5.00	693,182	$0.50 to $5.00
Granted	3,994,833	$0.75 to $5.00	282,260	$3.30
Exercised	(809,110)	$0.75 to $2.21	(145,162)	$2.00
Expired	(10,000)	$1.00	(175,000)
Outstanding and exercisable, June 30, 2005	5,038,000		655,280

During the year ended June 30, 2005, 3,596,333 options were granted to employees of the company and are fully vested and expire ten years from the date of grant unless the employee terminates employment, in which case the options expire within 30 days of their termination. An expense of $5,492 was recorded for the granting of these options.

During the year ended June 30, 2004, 2,087,578 options were granted to employees and officers of the company and are fully vested and expire ten years from the date of grant unless the employee terminates employment, in which case the options expire within 30 days of their termination. In addition, on March 26, 2004, 250,000 option shares were granted to the members of the Board of Directors. These options vest over a period of two years.

In compliance with FAS No. 148, the Company has elected to continue to follow the intrinsic value method in accounting for its stock-based employee compensation plan as defined by APB No. 25 and has made the applicable disclosures below.

Had the Company determined employee stock based compensation cost based on a fair value model at the grant date for its stock options under SFAS 123, the Company's net earnings per share would have been adjusted to the pro forma amounts for years ended June 30, 2005 and 2004 as follows:

	2005	2004
Net income (loss) - as reported	$663,325	$(2,577,058)
Stock-based employee compensation expense,
included in reported net loss, net of tax	-	-

Total stock-based employee compensation
expense determined under fair-value-based
method for all rewards, net of tax	(4,533,825)	(3,158,130)

Pro forma net loss	$(3,870,500)	$(5,735,188)

Earnings per share:
Basic, as reported	0.06	(0.33)
Diluted, as reported	0.04	(0.33)

Basic, pro forma	(0.33)	(0.73)
Diluted, pro forma	(0.03)	(0.73)

Pro forma information regarding the effect on operations is required by SFAS 123, and has been determined as if the Company had accounted for its employee stock options under the fair value method of that statement. Pro forma information using the Black-Scholes method at the date of grant based on the following assumptions:

	2003	2004
Expected life (years)	10 years	10 years
Risk-free interest rate	3.25%	3.25%
Dividend yield	-	-
Volatility	100%	114%

During the year ended June 30, 2005, nineteen debenture holders converted their notes into common stock. As part of the conversion, warrants to purchase a total of 282,260 common shares were issued to the note holders. The warrants expire in five years and have an exercise price of $3.30 per share. The warrants were valued using the fair value method at $249,638 and ranged between $0.69 and $0.92 per share and recorded the expense in the accompanying consolidated financial statements. The Black-Scholes option pricing model used the following assumptions:

Risk-free interest rate	3.25%
Expected life	5 years
Expected volatility	82%
Dividend yield	0%

During the year ended June 30, 2004, the Company issued 243,182 warrants in connection with the sale of stock under a private placement agreement. The warrants expire in five years and have an exercise price of $3.30 per share. The warrants were valued using the fair value method at $230,413 or $1.41 per share and were recorded against the proceeds of the financing in the accompanying consolidated financial statements. The Black-Scholes option pricing model used the following assumptions:

Risk-free interest rate	3.25%
Expected life	5 years
Expected volatility	100%
Dividend yield	0%

NOTE 9 - INCENTIVE AND NON-STATUTORY STOCK OPTION PLAN

The 1997 Plan

On April 1, 1997, the Company adopted an Incentive and Non-statutory Stock Option Plan (the “1997 Plan”) for its employees and consultants under which a maximum of 100,000 options may be granted to purchase common stock of the Company. Two types of options may be granted under the Plan: (1) Incentive Stock Options (also known as Qualified Stock Options) which may only be issued to employees of the Company and whereby the exercise price of the option is not less than the fair market value of the common stock on the date it was reserved for issuance under the Plan; and (2) Non-statutory Stock Options which may be issued to either employees or consultants of the Company and whereby the exercise price of the option is less than the fair market value of the common stock on the date it was reserved for issuance under the plan. Grants of options may be made to employees and consultants without regard to any performance measures. All options listed in the summary compensation table (“Securities Underlying Options”) were issued pursuant to the Plan. An additional 4,000 Incentive Stock Options were issued to a non-officer-stockholder of the Company. All options issued pursuant to the Plan vest over an 18 month period from the date of the grant per the following schedule: 33% of the options vest on the date which is six months from the date of the grant; 33% of the options vest on the date which is 12 months from the date of the grant; and 34% of the options vest on the date which is 18 months from the date of the grant. All options issued pursuant to the Plan are nontransferable and subject to forfeiture.

During the year ended June 30, 2004, all outstanding options in this plan expired.

The 1999 Plan

On May 18, 1999, the Company enacted an Incentive and Non-statutory Stock Option Plan (the “1999 Plan”) for its employees, directors and consultants under which a maximum of 1,000,000 options may be granted to purchase common stock of the Company. Two types of options may be granted under the Plan: (1) Incentive Stock Options (also known as Qualified Stock Options) which may only be issued to employees of the Company and whereby the exercise price of the option is not less than the fair market value of the common stock on the date it was reserved for issuance under the Plan; and (2) Non-statutory Stock Options which may be issued to either employees or consultants of the Company and whereby the exercise price of the option is less than the fair market value of the common stock on the date it was reserved for issuance under the plan. Grants of options may be made to employees, directors and consultants without regard to any performance measures. All options issued pursuant to the Plan are nontransferable and subject to forfeiture.

Any Option granted to an Employee of the Corporation shall become exercisable over a period of no longer than ten (10) years and no less than twenty percent (20%) of the shares covered thereby shall become exercisable annually. No Incentive Stock Option shall be exercisable, in whole or in part, prior to one (1) year from the date it is granted unless the Board shall specifically determine otherwise, as provided herein. In no event shall any Option be exercisable after the expiration of ten (10) years from the date it is granted, and no Incentive Stock Option granted to a Ten Percent Holder shall, by its terms, be exercisable after the expiration of ten (10) years from the date of the Option. Unless otherwise specified by the Board or the Committee in the resolution authorizing such option, the date of grant of an Option shall be deemed to be the date upon which the Board or the Committee authorizes the granting of such Option.

During the year ended June 30, 2004, all outstanding options in this plan expired.

The 2001 Plan

On March 27, 2002, the Company enacted an Incentive and Non-statutory Stock Option Plan (the “2001 Plan”) for its employees and consultants under which a maximum of 2,000,000 options may be granted to purchase common stock of the Company. Two types of options may be granted under the Plan: (1) Incentive Stock Options (also known as Qualified Stock Options) which may only be issued to employees of the Company and whereby the exercise price of the option is not less than the fair market value of the common stock on the date it was reserved for issuance under the Plan; and (2) Non-statutory Stock Options which may be issued to either employees or consultants of the Company and whereby the exercise price of the option is less than the fair market value of the common stock on the date it was reserved for issuance under the plan. Grants of options may be made to employees and consultants without regard to any performance measures. All options issued pursuant to the Plan are nontransferable and subject to forfeiture.

Any Option granted to an Employee of the Corporation shall become exercisable over a period of no longer than ten (10) years and no less than twenty percent (20%) of the shares covered thereby shall become exercisable annually. No Incentive Stock Option shall be exercisable, in whole or in part, prior to one (1) year from the date it is granted unless the Board shall specifically determine otherwise, as provided herein. In no event shall any Option be exercisable after the expiration of ten (10) years from the date it is granted, and no Incentive Stock Option granted to a Ten Percent Holder shall, by its terms, be exercisable after the expiration of ten (10) years from the date of the Option. Unless otherwise specified by the Board or the Committee in the resolution authorizing such option, the date of grant of an Option shall be deemed to be the date upon which the Board or the Committee authorizes the granting of such Option.

The number and exercise prices of options granted under the 2001 Plan for the years ended June 30, 2005 and 2004 are as follows:

		Exercise		Exercise
	2005	Price	2004	Price
Outstanding and exercisable, beginning of year	269,777	$0.75 to $2.50	398,408	$0.25 to $1.25
Granted	484,000	$0.75 to $2.50	635,913	$0.75 to $2.50
Exercised	(632,777)	$0.75 to $2.50	(764,544)	$0.25 to $1.25
Expired	(10,000)	-	-	-
Outstanding and exercisable, end of year	111,000	$0.75 to $2.50	269,777	$0.75 to $2.50

The 2002 Plan

In January 2003, the Company enacted an Incentive and Non-statutory Stock Option Plan (the “2002 Plan”) for its employees and consultants under which a maximum of 2,000,000 options may be granted to purchase restricted Rule 144 common stock of the Company. Two types of options may be granted under the Plan: (1) Incentive Stock Options (also known as Qualified Stock Options) which may only be issued to employees of the Company and whereby the exercise price of the option is not less than the fair market value of the common stock on the date it was reserved for issuance under the Plan; and (2) Non-statutory Stock Options which may be issued to either employees or consultants of the Company and whereby the exercise price of the option is less than the fair market value of the common stock on the date it was reserved for issuance under the plan. Grants of options may be made to employees and consultants without regard to any performance measures. All options issued pursuant to the Plan are nontransferable and subject to forfeiture.

Any Option granted to an Employee of the Corporation shall become exercisable over a period of no longer than ten (10) years and no less than twenty percent (20%) of the shares covered thereby shall become exercisable annually. No Incentive Stock Option shall be exercisable, in whole or in part, prior to one (1) year from the date it is granted unless the Board shall specifically determine otherwise, as provided herein. In no event shall any Option be exercisable after the expiration of ten (10) years from the date it is granted, and no Incentive Stock Option granted to a Ten Percent Holder shall, by its terms, be exercisable after the expiration of ten (10) years from the date of the Option. Unless otherwise specified by the Board or the Committee in the resolution authorizing such option, the date of grant of an Option shall be deemed to be the date upon which the Board or the Committee authorizes the granting of such Option.

The number and weighted average exercise prices of options granted under the 2002 Plan for the year ended June 30, 2005 and 2004 are as follows:

		Exercise		Exercise
	2005	Price	2004	Price
Outstanding and exercisable, beginning of year	1,142,500	$0.75 to $2.50	93,600	-
Granted	14,500	$1.00 to $5.00	1,351,665	$0.75 to $2.50
Exercised	(17,500)	$0.75 to $2.50	(302,765)	$0.25 to $1.25
Expired	-	-	-	-
Outstanding and exercisable, end of year	1,139,500	$0.75 to $5.00	1,142,500	$0.75 to $2.50

The 2003 Plan

In March 2004, the Company enacted an Incentive and Non-statutory Stock Option Plan (the “2003 Plan”) for its employees and consultants under which a maximum of 2,000,000 options may be granted to purchase restricted Rule 144 common stock of the Company. Two types of options may be granted under the Plan: (1) Incentive Stock Options (also known as Qualified Stock Options) which may only be issued to employees of the Company and whereby the exercise price of the option is not less than the fair market value of the common stock on the date it was reserved for issuance under the Plan; and (2) Non-statutory Stock Options which may be issued to either employees or consultants of the Company and whereby the exercise price of the option is less than the fair market value of the common stock on the date it was reserved for issuance under the plan. Grants of options may be made to employees and consultants without regard to any performance measures. All options issued pursuant to the Plan are nontransferable and subject to forfeiture.

Any Option granted to an Employee of the Corporation shall become exercisable over a period of no longer than ten (10) years and no less than twenty percent (20%) of the shares covered thereby shall become exercisable annually. No Incentive Stock Option shall be exercisable, in whole or in part, prior to one (1) year from the date it is granted unless the Board shall specifically determine otherwise, as provided herein. In no event shall any Option be exercisable after the expiration of ten (10) years from the date it is granted, and no Incentive Stock Option granted to a Ten Percent Holder shall, by its terms, be exercisable after the expiration of ten (10) years from the date of the Option. Unless otherwise specified by the Board or the Committee in the resolution authorizing such option, the date of grant of an Option shall be deemed to be the date upon which the Board or the Committee authorizes the granting of such Option.

The number and weighted average exercise prices of options granted under the 2003 Plan for the year ended June 30, 2005 and 2004 are as follows:

		Exercise		Exercise
	2005	Price	2004	Price
Outstanding and exercisable, beginning of year	450,000	-	-	-
Granted	386,500	$1.00 to $5.00	450,000	$2.64 to $5.00
Exercised	(49,000)	$1.00 to $1.35	-	-
Expired	-	-	-	-
Outstanding and exercisable, end of year	787,500	$1.00 to $5.00	450,000	$2.64 to $5.00

The 2004 Plan

In March 2005, the Company enacted an Incentive and Non-statutory Stock Option Plan (the “2004 Plan”) for its employees and consultants under which a maximum of 5,000,000 options may be granted to purchase restricted Rule 144 common stock of the Company. Two types of options may be granted under the Plan: (1) Incentive Stock Options (also known as Qualified Stock Options) which may only be issued to employees of the Company and whereby the exercise price of the option is not less than the fair market value of the common stock on the date it was reserved for issuance under the Plan; and (2) Non-statutory Stock Options which may be issued to either employees or consultants of the Company and whereby the exercise price of the option is less than the fair market value of the common stock on the date it was reserved for issuance under the plan. Grants of options may be made to employees and consultants without regard to any performance measures. All options issued pursuant to the Plan are nontransferable and subject to forfeiture.

Any Option granted to an Employee of the Corporation shall become exercisable over a period of no longer than ten (10) years and no less than twenty percent (20%) of the shares covered thereby shall become exercisable annually. No Incentive Stock Option shall be exercisable, in whole or in part, prior to one (1) year from the date it is granted unless the Board shall specifically determine otherwise, as provided herein. In no event shall any Option be exercisable after the expiration of ten (10) years from the date it is granted, and no Incentive Stock Option granted to a Ten Percent Holder shall, by its terms, be exercisable after the expiration of ten (10) years from the date of the Option. Unless otherwise specified by the Board or the Committee in the resolution authorizing such option, the date of grant of an Option shall be deemed to be the date upon which the Board or the Committee authorizes the granting of such Option.

The number and weighted average exercise prices of options granted under the 2004 Plan for the year ended June 30, 2005 are as follows:

		Exercise
	2005	Price
Outstanding and exercisable, beginning of year	-	-
Granted	3,109,833	$1.50 to $2.91
Exercised	(109,833)	$1.50
Expired	-	-
Outstanding and exercisable, end of year	3,000,000	$1.50 to $2.91

NOTE 10 - CONVERTIBLE DEBENTURE

On March 24, 2004, the Company entered into an agreement with several investors for a Series A Convertible Debenture (the “Bridge Loan”) whereby a total of $1,200,000 in debentures were procured through Maxim Group, LLC. The Company received a net of $1,049,946 after placement expenses. The beneficial conversion feature of the debenture was valued at $252,257. The Company has recorded this as a contra-account against the loan balance and is amortizing the beneficial conversion feature over the life of the loan. During the years ended June 30, 2005 and 2004, the Company amortized $37,500 and $202,932, respectively. The unamortized balance at June 30, 2005 was $11,825.

During the year ended June 30, 2005, nineteen of the convertible debenture holders elected to convert their notes into common stock. The total of the notes converted was $1,050,000 and the Company issued 564,519 shares of its common stock to the note holders. The net balance at June 30, 2005, was $138,175.

Under the terms of the Bridge Loan agreements, and supplements thereto, the debentures bear interest at the rate of 10% per annum, payable on a quarterly basis in common stock or cash at the election of the Company. The maturity date is 24 months from the date of signing, or March 26, 2006. Pursuant to the terms of a supplemental agreement dated May 5, 2004 between NetSol and the debenture holders, the conversion rate was set at one share for each $1.86 of principal.

In addition, each debenture holder is entitled to receive at the time of conversion warrants equal to one-half of the total number of shares issued. The total number of warrants that may be granted is 322,582. The warrants expire in five years and have an exercise price of $3.30 per share. The fair value of the warrants will be calculated and recorded using the Black-Scholes method at the time of granting, when the debenture is converted. During the year ended June 30, 2005, nineteen debenture holders converted their notes into common stock. As part of the conversion, warrants to purchase a total of 282,260 common shares were issued to the note holders. The warrants were valued using the fair value method at $249,638. The expense was recorded in the accompanying consolidated financial statements.

NOTE 11 - COMMITMENTS AND CONTINGENCIES

Leases

In December 2003, the moved its headquarters from its previous facility to one with approximately 1,919 rentable square feet and a monthly rent of $3,934 per month. The term of the lease is for two years and expires on December 31, 2005. A security deposit of $3,934 was made and is included in other current assets in the accompanying consolidated financial statements.

The facilities in Maryland were on a month-to-month basis rented at the rate of $1,200 per month. In July 2004 the Maryland office moved to a new location to one with approximately 1,380 rentable square feet and a monthly rent of $2,530. The term of the lease is for three years and expires on June 30, 2007. A security deposit of $2,530 was made and is included in other current assets in the accompanying consolidated financial statements.

The Australia lease is a three-year lease that expires in September 2007 and currently is rented at the rate of $1,380 per month. UK operations are currently conducted in leased premises operating on a month-to-month basis with current rental costs of approximately $5,500 per month. Our London, UK operations are currently conducted in leased premises operating on a month-to-month basis with current rental costs of approximately $5,500 per month. The CQ System facilities, located in Horsham, United Kingdom, are leased until June 23, 2011 for an annual rent of £75,000 (approximately $131,871.15) with an early termination option in June 2006. In June 2005, the Company opened a sales office in Beijing, China. The Beijing lease is a one year lease that expires in June 2006. The monthly rent is $2,280 per month with the first two months free bringing the average monthly rent to $1,900 per month.

Upon expiration of its leases, the Company does not anticipate any difficulty in obtaining renewals or alternative space. Rent expense amounted to $290,610 and $220,261 for the years ended June 30, 2005 and 2004, respectively.

Lahore Technology Campus

The newly built Technology Campus was inaugurated in Lahore, Pakistan in May 2004. This facility consists of 40,000 square feet of computer and general office space. This facility is state of the art, purpose-built and fully dedicated for IT and software development; the first of its kind in Pakistan. Title to this facility is held by NetSol Technologies Pvt. Ltd., and is not subject to any mortgages. The Company also signed a strategic alliance agreement with the IT ministry of Pakistan to convert the technology campus into a technology park. By this agreement, the IT ministry would invest nearly 10 million Rupees (approximately $150,000) to install fiber optic lines and improve the bandwidth for the facility. NetSol has relocated over 250 employees into this new facility.

Employment Agreements

Effective January 1, 2004, the Company entered into an employment agreement with Naeem Ghauri as Chief Executive Officer. The agreement is for a base term of three years, and continues thereafter on an at will basis until terminated by either NetSol or Mr. Ghauri. The agreement provides for a yearly salary of 110,000 pounds sterling. The agreement also provides for such additional compensation as the Board of Directors determines is proper in recognition of Mr. Ghauri's contributions and services to the Company. In addition, the agreement provides Mr. Ghauri with options to purchase up to 100,000 shares of common stock at an exercise price of $2.21, 100,000 shares at an exercise price of $3.75 and 50,000 shares at an exercise price of $5.00. These options vest at the rate of 25% per quarter and are fully vested on December 31, 2004. These options expire on December 31, 2008. Mr. Ghauri also received options to purchase up to 20,000 shares at the exercise price of $2.65 per share and options to purchase 30,000 shares at the exercise price of $5.00 per share. These options vest immediately and are exercisable until March 25, 2009. Effective April 1, 2005, Mr. Ghauri’s employment agreement was amended to increase his salary to £160,000 per annum (approximately $280,000 per annum based on an exchange rate of 1.75) and, to grant him options to purchase up to 500,000 shares at the exercise price of $1.94 per share and options to purchase up to 500,000 shares at the exercise price of $2.91 per share. These options vest 25% per quarter commencing with the quarter ending June 30, 2005.

Effective January 1, 2004, the Company entered into an employment agreement with Najeeb Ghauri as Chief Financial Officer. The agreement is for a base term of three years, and continues thereafter on an at will basis until terminated by either NetSol or Mr. Ghauri. The agreement provides for a yearly salary of $200,000. The agreement also provides for such additional compensation as the Board of Directors determines is proper in recognition of Mr. Ghauri's contributions and services to the Company. In addition, the agreement provides Mr. Ghauri with options to purchase up to 100,000 shares of common stock at an exercise price of $2.21, 100,000 shares at an exercise price of $3.75 and 50,000 shares at an exercise price of $5.00. These options vest at the rate of 25% per quarter and are fully vested on December 31, 2004. These options expire on December 31, 2008. Mr. Ghauri also received options to purchase up to 20,000 shares at the exercise price of $2.65 per share and options to purchase 30,000 shares at the exercise price of $5.00 per share. These options vest immediately and are exercisable until March 25, 2009. Effective April 1, 2005, Mr. Ghauri’s employment agreement was amended to increase his salary to $250,000 per annum and, to grant him options to purchase up to 500,000 shares at the exercise price of $1.94 per share and options to purchase up to 500,000 shares at the exercise price of $2.91 per share. These options vest 25% per quarter commencing with the quarter ending June 30, 2005.

Effective January 1, 2004, the Company entered into an employment agreement with Salim Ghauri as the President and Chief Executive Officer the Company’s Pakistan subsidiary. The agreement is for a base term of three years, and continues thereafter on an at will basis until terminated by either the Company or Mr. Ghauri. The agreement provides for a yearly salary of $110,000. The agreement also provides for such additional compensation as the Board of Directors determines is proper in recognition of Mr. Ghauri's contributions and services to the Company. In addition, the agreement provides Mr. Ghauri with options to purchase up to 100,000 shares of common stock at an exercise price of $2.21, 100,000 shares at an exercise price of $3.75 and 50,000 shares at an exercise price of $5.00. These options vest at the rate of 25% per quarter and are fully vested on December 31, 2004. These options expire on December 31, 2008. Mr. Ghauri also received options to purchase up to 20,000 shares at the exercise price of $2.65 per share and options to purchase 30,000 shares at the exercise price of $5.00 per share. These options vest immediately and are exercisable until March 25, 2009. Effective April 1, 2005, Mr. Ghauri’s employment agreement was amended to increase his salary to $150,000 per annum and, to grant him options to purchase up to 500,000 shares at the exercise price of $1.94 per share and options to purchase up to 500,000 shares at the exercise price of $2.91 per share. These options vest 25% per quarter commencing with the quarter ending June 30, 2005.

Effective January 1, 2004, the Company entered into an employment agreement with Patti L. W. McGlasson as legal counsel. The agreement provides for a yearly salary of $82,000. Ms. McGlasson also received options to purchase up to 10,000 shares of common stock at an exercise price equal to the lesser of $2.30 or the market price of the shares on the date of exercise less $2.00. These options vest at the rate of 25% per quarter and are exercisable until December 31, 2008. Effective March 26, 2004, Ms. McGlasson was elected to the position of Secretary. In connection with her role as Secretary, Ms. McGlasson received options to purchase up to 10,000 shares of common stock at $3.00 per share. These options vest at the rate of 25% per quarter and are exercisable until December 31, 2008. Ms. McGlasson also received options to purchase up to 20,000 shares at the exercise price of $2.65 per share and options to purchase 30,000 shares at the exercise price of $5.00 per share. These options vest immediately and are exercisable until March 25, 2009.

All of the above agreements provide for certain Company-paid benefits such as employee benefit plans and medical care plans at such times as the Company may adopt them. The agreements also provide for reimbursement of reasonable business-related expenses and for two weeks of paid vacation. The agreements also provide for certain covenants concerning non-competition, non-disclosure, indemnity and assignment of intellectual property rights.

Litigation

Herbert Smith, a former attorney representing the Company, commenced a collection proceeding against the Company in the High Court of Justice, Queen’s Bench Division, on July 31, 2002, claiming the Company owed a sum certain to it. The Company had signed an engagement letter dated October 18, 2000. Herbert Smith (“HS”) was hired to proceed against Surrey Design Partnership Ltd. HS claimed the Company owed 171,733 pounds sterling or approximately $248,871 USD. This sum includes interest in the amount of 8% per annum and had been recorded as a note payable on the accompanying consolidated financial statements (see note 7). On November 28, 2002, a Consent Order was filed with the Court agreeing to a payment plan, whereby the Company is to pay $10,000 USD upon signing of the agreement, $4,000 USD a month for one year and $6,000 USD, per month thereafter until the debt is paid. During the years ended June 30, 2005 and 2004, the Company paid $166,000 and $73,000. In April 2005, an agreement was reached with Herbert Smith whereby they accepted $110,000 as payment in full. As a result, the Company recorded a gain on forgiveness of debt of $33,321 in the accompanying consolidated financial statements.

On January 29, 2002, the Company reached a settlement with Adrian Cowler and The Surrey Design Partnership Limited, the former owners of Network Solutions Group Limited (“NSGL”). The settlement had the following terms; I) NetSol to pay 50,000 pounds sterling; II) 3,000 pounds sterling to be paid for 24 months beginning 31, March 2002; III) 4,000 pounds sterling to be paid for 24 months beginning March 31, 2004; IV) NetSol to release 155,000 shares in escrow; V) 650,000 144 shares to be issued to Surrey Design. NetSol made some of the payments and issued all the shares. On June 11, 2002, Plaintiff filed an enforcement of judgment in California Superior Court of Los Angeles to enforce the judgment. A request for Entry of Default was filed on July 30, 2002. On September 10, 2002 NetSol filed its Opposition to Plaintiff’s request for Entry of Judgment and on September 16, 2002, Plaintiff filed its Motion to Strike NetSol’s Opposition. On September 25, 2002, the Company and Surrey Design entered into an Agreement to Stay Enforcement of Judgment. The terms of the Agreement included (i) NetSol to pay 25,000 pounds sterling upon execution of this Agreement; (ii) By February 20, 2003, NetSol to pay an addition 25,000 pounds sterling; (iii) From October 31, 2002 to February 28, 2003, NetSol to pay 3,000 pounds sterling; and (iv) from March 31, 2003 for a period of 24 months, NetSol to pay 4,000 pounds sterling. The settlement amount had been recorded in the accompanying consolidated financial statements as a note payable (see note 7). During the years ended June 30, 2005 and 2004, the Company paid $125,368 and $86,857. In December 2004, the Company reached an agreement with Cowler to pay the balance of the loan in one lump-sum payment. Cowler agreed to accept £52,000 or $103,371 as payment in full. As a result, the Company recorded a gain on forgiveness of debt of $21,148 in the accompanying consolidated financial statements.

On March 27, 2003, Arab Commerce Bank (“ACB”) filed a complaint in the Supreme Court of the State of New York (Index No. 600709/03) seeking damages for breach of a Note Purchase Agreement and Note. ACB alleged that NetSol did not issue stock in a timely manner in December 2000 resulting in compensatory damages in the amount of $146,466.72. The litigation arises out of a transaction from late 1999 in which Arab Commerce Bank invested $100,000 in the Company’s securities through a private placement. ACB claimed that the removal of the legend on its shares of common stock longer than contractually required. During this purported delay, the market value of the Company’s common shares decreased. Essentially, the ACB complaint sought the lost value of its shares. In the event ACB was unable to collect the amount sought, the complaint requested that NetSol repay the principal sum of the Note of $100,000 and interest at the rate of 9% per annum based on the maturity date of December 10, 2000. This matter has been settled pursuant to the terms of a settlement agreement whereby NetSol agreed to issue to ACB shares of common stock of the Company equal in value to $100,000 plus $39,178 of interest as of the effective date of the agreement. On December 16, 2003, the Company issued 34,843 shares of its common stock in satisfaction of the principal amount due. On February 6, 2004, the Company issued 10,352 shares of its common stock for the accrued interest.

On March 3, 2004, Uecker and Associates, Inc. as the assignee for the benefit of the creditors of PGC Systems, Inc. f.k.a. Portera Systems Inc. filed a request for arbitration demanding payment from the Company for the amounts due under the agreement in the amount of $175,700. On March 31, 2004, the Company filed an Answering Statement to the Request of Uecker & Associates denying each and every allegation contained in the Claim filed by Uecker & Associates and stating NetSol’s affirmative defenses. There was an administrative conference scheduled with the case manager of the American Arbitration Association on March 17, 2004. An arbitrator has been selected and the parties are selecting dates for arbitration in this matter. A settlement was reached by and between the Company and Portera on November 11, 2004 whereby Portera agreed to a settlement of any and all issues related to the claim in exchange for one time payment of $75,000 which was paid by December 3, 2004.

On June 24, 2004, the Company reached a settlement agreement with, Brobeck, Phelger, et al, a vendor, for amounts in dispute. The vendor agreed to accept $108,500 as payment in full to be paid in three installments totaling $54,250 and one payment of $54,250 to be paid either in cash or in the Company’s common stock. As of June 30, 2004, the Company recorded a gain of $102,119 from the settlement of this debt in the accompanying consolidated financial statements. In September 2004, the Company issued 24,004 of Treasury Shares valued at $45,965 (see Note 8), as a result the Company recorded a gain of $8,285 from the settlement of this debt in the accompanying consolidated financial statements.

On May 12, 2004, Merrill Corporation served an action against NetSol for account stated, common counts, open book account and unjust enrichment alleging amounts due of $90,415.33 together with interest thereon from August 23, 2001. On June 24, 2004, the parties reached a settlement agreement. The vendor agreed to accept $75,450 as payment in full to be paid $10,450 at the time of signing the agreement and the balance in five monthly installments of $13,000. The Company recorded a gain of $14,965 from the settlement of this debt in the accompanying consolidated financial statements. During the fiscal year ended June 30, 2005, the monthly installments were paid as agreed.

NOTE 12 - SEGMENT AND GEOGRAPHIC AREAS

The following table presents a summary of operating information and certain year-end balance sheet information for the years ended June 30, 2005 and 2004:

	2005	2004
Revenues from unaffiliated customers:
North America	$295,725	$676,857
International	12,141,928	5,072,205
Consolidated	$12,437,653	$5,749,062

Operating income (loss):
North America	$(2,810,508)	$(3,452,920)
International	3,875,213	744,902
Consolidated	$1,064,705	$(2,708,018)

Identifiable assets:
North America	$6,373,169	$4,309,332
International	14,752,865	7,668,716
Consolidated	$21,126,034	$11,978,048

Depreciation and amortization:
North America	$1,324,098	$1,080,498
International	240,464	160,294
Consolidated	$1,564,562	$1,240,792

Capital expenditures:
North America	$-	$55,986
International	1,468,499	2,805,768
Consolidated	$1,468,499	$2,861,754

NOTE 13 - MINORITY INTEREST IN SUBSIDIARY

NetSol Connect:

In August 2003, the Company entered into an agreement with United Kingdom based Akhter Group PLC (“Akhter”). Under the terms of the agreement, Akhter Group acquired 49.9 percent of the Company’s subsidiary; Pakistan based NetSol Connect PVT Ltd. (“Connect”), an Internet service provider (“ISP”), in Pakistan through the issuance of additional Connect shares. As part of this Agreement, Connect changed its name to NetSol Akhter. The partnership with Akhter Computers is designed to rollout connectivity and wireless services to the Pakistani national market. On signing of this Agreement, the Shareholders agreed to make the following investment in the Company against issuance of shares of Connect.

Akhter	US$ 200,000
The Company	US$ 50,000

During the quarter ended September 30, 2003, the funds were received by Connect and a minority interest of $200,000 was recorded for Akhter’s portion of the subsidiary. During the quarter ended December 31, 2003, Akhter paid an additional $10,000 to the Company for this purchase. Per the agreement, it was anticipated that Connect would require a maximum of $500,000 for expansion of its business from each partner. Akhter was to meet the initial financial requirements of the Connect until November 1, 2003. As of December 31, 2004, both NetSol and Akhter had injected the majority of their committed cash to meet the expansion requirement of the company. As of June 30, 2005, a total of $751,356 had been transferred to Connect, of which $410,781 was from Akhter.

For the years ended June 30, 2005 and 2004, the subsidiary had net losses of $27,422 and $689,000, respectively, of which $13,684 and $273,159 respectively, was recorded against the minority interest. The balance of the minority interest at June 30, 2005 was $323,938.

NetSol-TiG:

In December 2004, NetSol forged a new and a strategic relationship with a UK based public company TIG Plc. A new Joint Venture was signed by the two companies to create a new company, TiG NetSol Pvt Ltd. (“NetSol-TiG”), with 50.1% ownership by NetSol Technologies, Inc. and 49.9% ownership by TiG. The agreement anticipates TiG’s technology business to be outsourced to NetSol’s offshore development facility. Both companies, according to this agreement, would invest a total of $1 million or $500,000 each in next few months for infrastructure, dedicated personnel and systems in the NetSol IT campus in Lahore.

During year ended June 30, 2005, the Company invested $253,635 and TiG invested $251,626 and the new subsidiary began operations.

For the year ended June 30, 2005, the subsidiary had net income of $250,013, of which $124,756 was recorded against the minority interest. The balance of the minority interest at June 30, 2005 was $376,382.

NOTE 14 - GAIN ON SETTLEMENT OF DEBT

In September 2004, the Company transferred 24,004 of its treasury shares valued at $45,965 to Brobeck Phleger & Harrison, LLP, in exchange of debt, as part of a settlement agreement. The Company recorded a gain of $8,285 on the settlement.

During the quarter ended September 30, 2004, the Company evaluated the liabilities of its discontinued operations and determined that $41,989 was no longer payable. The Company recorded a gain of $41,989 as a result of the write-off of these liabilities from its financial statements.

In October 2004, the Company reached an agreement with a vendor to settle the amounts owing. The vendor agreed to accept $29,642 as payment in full. As a result, the Company recorded a gain on forgiveness of debt of $11,029.

In December 2004, the Company reached an agreement with Cowler to pay the balance owing on the loan in one lump-sum payment (see note 7). Cowler agreed to accept £52,000 or $103,371 as payment in full. As a result, the Company recorded a gain on forgiveness of debt of $21,148.

During the quarter ended December 31, 2004, a former officer of Abraxas, the Company’s Australian subsidiary, agreed to forgive amounts accrued to him for long-term service leave prior to the Company’s acquisition in 1999. The amounts accrued were during the period of 1984 to 1999. As a result, the Company recorded a gain on forgiveness of debt of $139,549.

In February 2005, the Company reached an agreement with a former vendor to settle amounts owing. The vendor agreed to accept $27,580 as payment in full. As a result, the Company recorded a gain on forgiveness of debt of $27,581.

In April 2005, the Company reached an agreement with Herbert Smith to pay the balance owing on the loan in one lump-sum payment (see note 7). Smith agreed to accept $135,000 as payment in full. As a result, the Company recorded a gain on forgiveness of debt of $33,321.

In June 2005, the Company reached an agreement with a former vendor to settle amounts owing. The vendor agreed to accept $3,000 as payment in full. As a result, the Company recorded a gain on forgiveness of debt of $1,958.

In May 2005, the Company issued shares of its common stock as payment for two notes payable and accrued interest (see note 7). As a result, the Company recorded a net loss on forgiveness of debt of $1,675.

During the year ended June 30, 2005, the Company wrote-off old invoices for services under the statute of limitations. The vendors had not contacted the Company in over four years and the original services were in dispute at the time they were rendered. As a result, the Company recorded a gain on forgiveness of debt of $120,951.

NOTE 15 - ACQUISITION OF CQ SYSTEMS

On January 19, 2005, the Company entered into an agreement to acquire 100% of the issued and outstanding shares of common stock of CQ Systems Ltd., a company organized under the laws of England and Wales. The acquisition closed on February 22, 2005.

According to the terms of the Share Purchase Agreement, the Company acquired 100% of the issued and outstanding shares of CQ from CQ’s current shareholders, whose identity is set forth in the Share Purchase Agreement (the “CQ Shareholders”) at the completion date in exchange for a purchase price consisting of: a) 50.1% of CQ’s total gross revenue for the twelve month period ending March 31, 2005 after an adjustment for any extraordinary revenue, i.e. non-trading revenue (“LTM Revenue”) multiplied by 1.3 payable: (i) 50% in shares of restricted common stock of the Company at a per share cost basis of $2.313 and as adjusted by the exchange rate of U.S. Dollar to British Pound (at the spot rate for the purchase of sterling with U.S. dollars certified by NatWest Bank plc as prevailing at or about 11:00 a.m.) on January 19, 2005 and, (ii) 50% in cash; and b) 49.9% of CQ’s LTM Revenue for the period ending March 31, 2006 multiplied by 1.3 payable, at the Company’s discretion: (i) wholly in cash; or (ii) on the same basis and on the same terms as the initial payment provided, however that the cost basis of the Company’s common stock shall be based on the 20 day volume weighted average of the Company’s shares of common stock as traded on NASDAQ 20 days prior to March 31, 2005 and, provided that under no circumstances shall the total number of shares of common stock issued to the CQ Shareholders exceed 19% of the issued and outstanding shares of common stock, less treasury shares, of the Company at January 19, 2005.

The initial purchase price was £3,576,335 or $6,730,382, of which one-half was due at closing payable in cash and stock and the other half is due when the audited March 31, 2006 financial statements are completed. On the closing date, $1.7 million was paid and 681,965 shares were issued to the shareholders of CQ, valued at $1,676,795 at an average share price of $2.46 (see note 8) was recorded. In addition, the agreement called for the accumulated retained earnings amounting to £423,711 or $801,915 of CQ Systems as of the closing date to be paid to the shareholders in cash and stock. In April 2005, the additional cash of £350,000 or $662,410 was paid and 77,503 shares of the Company’s common stock valued at $139,505 were issued. The total amount paid at closing was $4,178,710.

In accordance with SFAS 141, the Company has recognized the lesser of the maximum amount of the contingent consideration based on earnings or the excess of the fair market value of assets acquired over the purchase price as a deferred liability. The deferred liability balance at June 30, 2005 was $313,397. The purchase price has been allocated as follows:

Purchase Price Allocation:
Purchase Price	$7,532,297
Less contingent consideration	(3,353,587)
Net purchase price	$4,178,710

Net tangible assets	$984,420
Intangible Assets:
Product License	2,190,807
Customer Lists	1,316,880
Deferred liability	(313,397)
Net purchase price	$4,178,710

The following is the proforma financial information of the Company assuming the transaction had been consummated at the beginning of the fiscal years ended June 30, 2004 and 2005:

	For the years
	Ended June 30,
	2005	2004
	(Unaudited)
Statement of Operations:
Revenues	$15,910,061	$10,389,715
Cost of Sales	6,684,419	4,533,669
Gross Profit	9,225,642	5,856,046

Operating Expenses	7,974,393	8,354,927
Income (loss) from operations	1,251,249	(2,498,881)

Other income and (expenses)	(337,346)	(357,018)
Income (loss) before minority interest	913,903	(2,855,899)
Minority interest in subsidiary	(111,073)	273,159
Net Income (loss)	$802,830	$(2,582,740)

Earnings Per Share:
Basic	$0.07	$(0.30)
Diluted	$0.05	$(0.30)

NOTE 16 - SUBSEQUENT EVENTS

On July 31, 2005, the Company entered into an agreement with Butura Properties to terminate the lease on the Maryland office space before the lease expiration. The Company was required to pay $23,000 for accrued rent of $7,590 and $15,410 in early termination fees. In addition, the security deposit of $2,530 was forfeited.

In August 2005, the Company listed its wholly-owned subsidiary, NetSol Technologies Ltd. on the Karachi Stock Exchange (“KSE”). The initial public offering of stock, of NetSol Technologies Ltd., together with the pre-initial public offering private placement, raised over $5.83 million. NetSol Technologies Ltd. is listed on the KSE under the symbol “NETSOL”. Trading of ‘NETSOL’ on the KSE commenced on August 26, 2005.

MCCUE SYSTEMS, INCORPORATED
BALANCE SHEETS
MARCH 31, 2006
(UNAUDITED)

	2005	2006
ASSETS
Current assets:
Cash and cash equivalents	$542,415	$886,714
Accounts receivable, net of allowance for doubtful accounts
of $44,067	1,164,055	893,919
Other current assets	80,218	68,243
Total current assets	1,786,688	1,848,876
Property and equipment, net of accumulated depreciation	47,852	64,706
Intangible assets	139,200	211,312
Rent deposit	41,005	41,005
Total assets	$2,014,745	$2,165,899

LIABILITIES AND STOCKHOLDERS' DEFICIT
Current liabilities:
Accounts payable and accrued expenses	$545,219	$640,205
Current portion of notes payable	64,121	-
Settlement payable	-	350,000
Unearned revenues	2,101,875	1,458,244
Total current liabilities	2,711,215	2,448,449
Commitments and contingencies	-	-

Stockholders' deficit:
Series A Preferred Stock, no par value; 500,000 authorized;
none issued and outstanding	-	-
Series B Preferred Stock, no par value; 830,000 authorized;
none issued and outstanding	-	-
Common stock, no par value; 5,000,000 share authorized;
669,539 issued and outstanding	2,710,275	2,710,275
APIC	31,728	31,728
Stock subscription receivable	(125,000)	-
Accumulated deficit	(3,313,473)	(3,024,553)
Total stockholders' deficit	(696,470)	(282,550)
Total liabilities and stockholders' deficit	$2,014,745	$2,165,899

See accompanying notes to these financial statements.

MCCUE SYSTEMS, INCORPORATED
STATEMENTS OF OPERATIONS
(UNAUDITED)

	For the three months
	Ended March 31,
	2005	2006
Revenues:
License Fees	$246,960	$169,126
Maintance Fees	485,660	599,545
Consulting and services	463,763	281,389
Hardware sales	9,800	7,791
Application service provider (ASP)	-	76,011
Total revenues	$1,206,183	$1,133,862

Cost of revenues:
Salaries and consultants	598,466	583,968
Travel and entertainment	7,621	5,510
Hardware	3,375	5,145
Sourcecode escrow	3,398	1,107
ASP expense	-	24,479
Total cost of revenues	612,860	620,209
Gross profit	593,323	513,653

Operating expenses:
Selling and marketing	112,801	156,271
Depreciation and amortization	9,785	29,368
Salaries and wages	182,085	171,058
Professional services, including non-cash
compensation	4,470	85,296
General and adminstrative	200,358	200,826
Total operating expenses	509,499	642,819
Income (loss) from operations	83,824	(129,166)
Other income and (expenses):
Interest expense	(1,282)	-
Interest income	2,996	6,632
Royalty income	401	-
Other income	-	3,848
Total other income	2,115	10,480
Net income (loss)	$85,939	$(118,686)

Net income (loss) per share:
Basic	$0.13	$(0.18)
Diluted	$0.12	$(0.18)

Weighted average number of shares outstanding
Basic	669,539	669,539
Diluted	698,075	669,539

See accompanying notes to these financial statements.

MCCUE SYSTEMS, INCORPORATED
STATEMENTS OF CASH FLOWS
(UNAUDITED)

	For the three months
	Ended March 31,
	2005	2006
Cash flows from operating activities:
Net income (loss) from continuing operations	$85,939	$(118,686)
Adjustments to reconcile net income to net cash
provided by operating activities:
Depreciation and amortization	9,785	29,368
Changes in operating assets and liabilities:
(Increase) decrease in assets:
Accounts receivable	(95,257)	156,651
Other current assets	3,663	12,641
Increase (decrease) in liabilities:
Accounts payable and accrued expenses	(99,456)	6,549
Unearned revenues	142,884	(1,333)
Net cash provided by operating activities	47,558	85,190
Cash flows from investing activities:
Purchases of property and equipment	-	(13,344)
Net increase in cash and cash equivalents	47,558	71,846
Cash and cash equivalents, beginning of period	494,857	814,868
Cash and cash equivalents, end of period	$542,415	$886,714

See accompanying notes to these financial statements.

MCCUE SYSTEMS, INCORPORATED
STATEMENTS OF CASH FLOWS
(UNAUDITED)
continued

	For the three months
	Ended March 31,
	2005	2006
SUPPLEMENTAL DISCLOSURES:
Cash paid during the period for:
Interest	$1,282	$-
Taxes	$-	$1,600

See accompanying notes to these financial statements.

NOTE 1 - BUSINESS AND CONTINUED OPERATIONS

McCue Systems, Incorporated, a California corporation, (the “Company”) is a software development firm specializing in lease accounting and asset management applications for the financial services, automotive and high-tech industries. The Company is located in Burlingame, California and was incorporated in 1981. The Company’s product, LeasePak and its suite of modules, is a fully scalable, open architecture system available on multiple platforms. The Company also provides implementation, development, systems integration, and customization services for its clients.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Business Activity:

The Company designs, develops, and markets, proprietary software products to primarily equipment and vehicle lessors in the financial services, automotive finance and high-tech industries in the United States. The Company also provides consulting services in exchange for fees from customers.

Use of Estimates:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents:

Equivalents

For purposes of the statement of cash flows, cash equivalents include all highly liquid debt instruments with original maturities of three months or less which are not securing any corporate obligations.

Concentration

Financial instruments that potentially subject the Company to concentration of credit risk consist of cash and cash equivalents and accounts receivable. Cash and cash equivalents consist primarily of interest-bearing accounts which may exceed the maximum amount covered by depository insurance. The Company’s policy is to place its cash on deposit in high credit quality instruments in financial institutions in the United States.

Accounts Receivable:

The Company performs ongoing credit evaluations of its customers and generally does not require collateral for sales on credit. The Company maintains reserves for potential credit losses on accounts receivable. Management reviews the composition of accounts receivable and analyzes historical bad debts, customer concentrations, customer credit worthiness, current economic trends and changes in customer payment patterns to evaluate the adequacy of these reserves. Reserves are recorded primarily on a specific identification basis.

Property and Equipment:

Property and equipment are stated at cost. Expenditures for maintenance and repairs are charged to earnings as incurred; additions, renewals and betterments are capitalized. When property and equipment are retired or otherwise disposed of, the related cost and accumulated depreciation are removed from the respective accounts, and any gain or loss is included in operations. Depreciation is computed using various methods over the estimated useful lives of the assets, ranging from three to seven years.

The Company accounts for the costs of computer software developed or obtained for internal use in accordance with Statement of Position 98-1, “Accounting for the Costs of Computer Software Developed or Obtained for Internal Use.” The Company capitalizes costs of materials, consultants, and payroll and payroll-related costs for employees incurred in developing internal-use computer software. These costs are included with “Computer equipment and software.” Costs incurred during the preliminary project and post-implementation stages are charged to general and administrative expense.

Intangible Assets:

The Company capitalizes certain computer software development costs in accordance with SFAS No. 86, “Accounting for the Costs of Computer Software to be Sold, Leased, or Otherwise Marketed.” Costs incurred internally to create a computer software product or to develop an enhancement to an existing product are charged to expense when incurred as research and development expense until technological feasibility for the respective product is established. Capitalization ceases when the product or enhancement is available for general release to customers.

The Company makes on-going evaluations of the recoverability of its capitalized software projects by comparing the amount capitalized for each product to the estimated net realizable value of the product. If such evaluations indicate that the unamortized software development costs exceed the net realizable value, the Company writes off the amount which the unamortized software development costs exceed net realizable value. Capitalized and purchased computer software development costs are being amortized ratably based on the projected revenue associated with the related software or on a straight-line basis over three years, whichever method results in a higher level of amortization.

Revenue Recognition:

The Company recognizes its revenue in accordance with the Securities and Exchange Commissions (“SEC”) Staff Accounting Bulletin No. 101, “Revenue Recognition in Financial Statements” (“SAB 101”) and The American Institute of Certified Public Accountants (“AICPA”) Statement of Position (“SOP”) 97-2, “Software Revenue Recognition,” as amended by SOP 98-4 and SOP 98-9, SOP 81-1, “Accounting for Performance of Construction-Type and Certain Production-Type Contracts,” and Accounting Research Bulletin 45 (ARB 45) “Long-Term Construction Type Contracts.” The Company’s revenue recognition policy is as follows:

License Revenue: The Company recognizes revenue from license contracts without major customization when a non-cancelable, non-contingent license agreement has been signed, delivery of the software has occurred, the fee is fixed or determinable, and collectibilty is probable. Revenue from the sale of licenses with major customization, modification, and development is recognized on a percentage of completion method, in conformity with ARB 45 and SOP 81-1. Revenue from the implementation of software is recognized on a percentage of completion method, in conformity with Accounting Research Bulletin (“ARB”) No. 45 and SOP 81-1. Any revenues from software arrangements with multiple elements are allocated to each element of the arrangement based on the relative fair values using specific objective evidence as defined in the SOPs. An output measure of “Unit of Work Completed” is used to determine the percentage of completion which measures the results achieved at a specific date. Units completed are certified by the Project Manager.

Services Revenue: Revenue from consulting services is recognized as the services are performed for time-and-materials contracts. Revenue from training and development services is recognized as the services are performed. Revenue from maintenance agreements is recognized ratably over the term of the maintenance agreement, which in most instances is one year.

Fair Value:

Unless otherwise indicated, the fair values of all reported assets and liabilities, which represent financial instruments, none of which are held for trading purposes, at the approximate carrying values of such amounts.

Advertising Costs:

The Company expenses the cost of advertising as incurred. Advertising costs for the three months ended March 31, 2005 and 2006 were $35,669 and $52,028, respectively.

Net Income (Loss) Per Share:

Net income/(loss) per share is calculated in accordance with the Statement of Financial Accounting Standards No. 128 (SFAS No. 128), “Earnings per share.” Basic net income/loss per share is based upon the weighted average number of common shares outstanding. Diluted net income per share is based on the assumption that all dilutive convertible shares and stock options were converted or exercised. Dilution is computed by applying the treasury stock method. Under this method, options and warrants are assumed to be exercised at the beginning of the period (or at the time of issuance, if later), and as if funds obtained thereby were used to purchase common stock at the average market price during the period.

The following is a reconciliation of the numerators and denominators of the basic and diluted earnings per share computations:

For the three months ended March 31, 2005	Net Income	Shares	Per Share
Basic earnings per share:
Net income available to common shareholders	$85,939	669,539	$0.13
Effect of dilutive securities
Stock options		28,536
Warrants		-
Diluted earnings per share	$85,939	698,075	$0.12

The weighted average number of shares used to compute basic and diluted loss per share is the same in these financial statements for the three months ended March 31, 2006 since the effect of dilutive securities is anti-dilutive.

Accounting for Stock-Based Compensation:

The Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 123, Accounting for Stock-Based Compensation, which applies the fair-value method of accounting for stock-based compensation plans. In accordance with this standard, the Company accounts for stock-based compensation in accordance with Accounting Principles Board Opinion No. 25, Accounting for Stock Issued to Employees.

In March 2000, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 44 (Interpretation 44), “Accounting for Certain Transactions Involving Stock Compensation.” Interpretation 44 provides criteria for the recognition of compensation expense in certain stock-based compensation arrangements that are accounted for under APB Opinion No. 25, Accounting for Stock-Based Compensation. Interpretation 44 became effective July 1, 2000, with certain provisions that were effective retroactively to December 15, 1998 and January 12, 2000. Interpretation 44 did not have any material impact on the Company’s financial statements.

New Accounting Pronouncements:

In December 2004, the FASB issued FASB Statement No. 123R, "Share-Based Payment, an Amendment of FASB Statement No. 123" ("FAS No. 123R"). FAS No. 123R requires companies to recognize in the statement of operations the grant- date fair value of stock options and other equity-based compensation issued to employees. FAS No. 123R is effective beginning in the Company's first quarter of fiscal 2006. The Company is evaluating the effects adoption of SFAS 123R will have on its financial statements.

In May 2005, the FASB issued SFAS No. 154, "Accounting Changes and Error Corrections." This statement applies to all voluntary changes in accounting principle and requires retrospective application to prior period’s financial statements of changes in accounting principle, unless this would be impracticable. This statement also makes a distinction between "retrospective application" of an accounting principle and the "restatement" of financial statements to reflect the correction of an error. This statement is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005. The Company believes that the adoption of this standard will have no material impact on its financial statements.

In February 2006, FASB issued SFAS No. 155, “Accounting for Certain Hybrid Financial Instruments”. SFAS No. 155 amends SFAS No 133, “Accounting for Derivative Instruments and Hedging Activities”, and SFAS No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities”. SFAS No. 155, permits fair value remeasurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation, clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS No. 133, establishes a requirement to evaluate interest in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation, clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives, and amends SFAS No. 140 to eliminate the prohibition on the qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. This statement is effective for all financial instruments acquired or issued after the beginning of the Company’s first fiscal year that begins after September 15, 2006. SFAS No. 155 is not expected to have a material effect on the financial position or results of operations of the Company.

In March 2006 FASB issued SFAS 156 ‘Accounting for Servicing of Financial Assets’ this Statement amends FASB Statement No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, with respect to the accounting for separately recognized servicing assets and servicing liabilities. This Statement:

Requires an entity to recognize a servicing asset or servicing liability each time it undertakes an obligation to service a financial asset by entering into a servicing contract.

Requires all separately recognized servicing assets and servicing liabilities to be initially measured at fair value, if practicable.

Permits an entity to choose ‘Amortization method’ or ‘Fair value measurement method’ for each class of separately recognized servicing assets and servicing liabilities.

At its initial adoption, permits a one-time reclassification of available-for-sale securities to trading securities by entities with recognized servicing rights, without calling into question the treatment of other available-for-sale securities under Statement 115, provided that the available-for-sale securities are identified in some manner as offsetting the entity’s exposure to changes in fair value of servicing assets or servicing liabilities that a servicer elects to subsequently measure at fair value.

Requires separate presentation of servicing assets and servicing liabilities subsequently measured at fair value in the statement of financial position and additional disclosures for all separately recognized servicing assets and servicing liabilities.

This Statement is effective as of the beginning of the Company’s first fiscal year that begins after September 15, 2006. Management believes that this statement will not have a significant impact on the consolidated financial statements.

Reclassifications:

For comparative purposes, prior year’s consolidated financial statements have been reclassified to conform with report classifications of the current year.

NOTE 3 - MAJOR CUSTOMERS

At March 31, 2005, two customers accounted for 34%, and 10% of revenues or a total of $530,079 and a total balance of $334,789 in accounts receivable at quarter end. At March 31, 2006 three customers accounted for 34%, 12% and 11% of revenues or a total of $648,594 and a total balance of $416,608 in accounts receivable at quarter end. No other individual client represents more than 10% of the revenue for the three months ended March 31, 2005 and 2006.

NOTE 4 - OTHER CURRENT ASSETS

Other current assets consist of the following as of March 31, 2005 and 2006:

	For the three months
	ended March 31,
	2005	2006
Prepaid Expenses	$39,087	$47,060
Employee Advances	15,700	21,183
Interest Receivable	25,431	-

Total	$80,218	$68,243

NOTE 5 - PROPERTY AND EQUIPMENT

Property and equipment, net, consists of the following at March 31, 2005 and 2006:

	2005	2006
Office furniture and equipment	$89,632	$89,632
Computer equipment	450,623	497,567
Subtotal	540,255	587,199
Accumulated depreciation	(492,403)	(522,493)
	$47,852	$64,706

For the three months ended March 31, 2005 and 2006, fixed asset depreciation expense totaled $9,785 and $7,899, respectively.

NOTE 6 - INTANGIBLE ASSETS

Intangible assets consist of computer software development costs at March 31, 2005 and 2006:

	2005	2006
Intangible asset - Beginning	$546,946	665,371
Additions	-	-
Accumulated amortization	(407,746)	(454,059)
Net balance - Ending	$139,200	$211,312

Amortization expense	$-	$21,469

Amortization expense of intangible assets over the next three years is as follows:

	YEAR ENDING
Asset	3/31/07	3/31/08	3/31/09	TOTAL
Capitalized Software R&D	$85,875	$85,875	$39,562	$211,312

	$85,875	$85,875	$39,562	$211,312

NOTE 7 - ACCOUNTS PAYABLE AND ACCRUED LIABILITIES

Accounts payable and accrued liabilities consisted of the following as of March 31, 2005 and 2006:

	For the three months
	ended March 31,
	2005	2006
Accounts Payable - trade	$141,339	$205,381
Bank Overdraft	4,243	-
Sales Tax Payable	56,302	(9,289)
Section 125 Plan Payable	3,274	2,859
Accrued Liabilities	30,200	38,606
Accrued Payroll	12,161	-
Accrued Commissions	27,566	40,642
Accrued Vacation Payable	268,851	318,152
Accrued Interest Payable	1,282	-
Other Payable	-	43,853

Total	$545,218	$640,204

On May 16, 2005, the Company entered into an agreement with a customer whereby the Company agreed to refund a portion of the license fee purchased by the customer. The total amount to be refunded was $78,933 and is to be paid in nine quarterly installments of $8,770. During the year ended December 31, 2005, $35,080 was paid and a balance of $43,853 was owed at December 31, 2005, which was recorded as other payable. No payment was made during the three months ended March 31, 2006.

NOTE 8 - DEBTS

NOTES PAYABLE - CURRENT

On March 29, 2002, the Company entered into an agreement with the preferred stock holders whereby the Company repurchased the outstanding preferred shares with cash in the amount of $487,132 and notes payable of $194,834 with a three-year maturity date and an interest rate of 8% per annum, simple interest. The notes were payable in quarterly installments. As of December 31, 2003 the loan balance was $192,844. During the year ended December 31, 2004, $128,722 was paid on the notes and the balance owing was $64,121. No payments were made during the three months ended March 31, 2005. During the year ended December 31, 2005, the balance owing was paid.

NOTE 9 - SETTLEMENT PAYABLE

The Company was sued by two former employees in 1999 (see note 14). On April 17, 2006, a settlement agreement was entered into whereby the Company agreed to pay a total of $700,000 to the two former employees. $350,000 of the $700,000 was paid by the Company’s insurance company directly to the two former employees upon the signing of the settlement agreement. The Company paid $275,000 upon the signing of the settlement agreement and agreed to pay the remaining $75,000 within 90 days of the settlement agreement. As the amount of the settlement was undeterminable at December 31, 2004, no amount was recorded as a liability in 2004. The Company’s direct liability of $350,000 was recorded as of December 31, 2005 as the amount became determinable before the issuance of the financial statements. It is shown as a settlement payable. As of March 31, 2006, the balance of settlement payable is $350,000.

NOTE 10 - STOCKHOLDERS’ EQUITY

Deemed dividend and write off of stock subscription receivable

In September 2000, a major shareholder and President of the Company exercised warrants to purchase 166,667 shares of the Company’s common stock at $0.75 per share. The Company agreed to loan the amount to the officer to purchase the shares. The loan carried an interest rate of 9% per annum. In August 2003, the interest rate was lowered to 5.5% per annum. As of December 31, 2003, the balance of interest owing was $17,804. During the year ended December 31, 2004, $6,894 in interest was recorded and the balance owing at December 31, 2004 was $24,698. In January 2005, the interest rate was lowered to 2.38%. During the year ended December 31, 2005, $2,975 of interest was recorded. On December 31, 2005, the Board of Directors authorized the write-off of the balance owing, including interest. The total amount written-off was $152,673 and was recorded as a deemed dividend in the statement of stockholders’ deficit in the year ended December 31, 2005.

NOTE 11 - INCENTIVE AND NON-STATUTORY STOCK OPTION PLAN

Under the 1997 Employee Stock Option Plan (the “Option Plan”), the Company may grant options to purchase up to 450,000 shares of common stock to employees and consultants at prices not less than the fair market value at date of grant for incentive stock options and not less than 85% of fair market value for nonstatutory stock options. For owners of more than 10% of the Company’s stock, options may only be granted for an exercise price of no less than 110% of fair market value on the date of grant for both incentive and nonstatutory stock options. These options generally expire five years from the date of grant and generally vest 33% one year from the date of grant and 1/36th each month thereafter for the next 24 months. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, all outstanding options granted vest immediately.

NOTE 12 - COMMON STOCK PURCHASE WARRANTS AND OPTIONS

From time to time, the Company issues options and warrants as incentives to employees, officers and directors, as well as to non-employees.

Common stock purchase options and warrants consisted of the following as of March 31, 2005 and 2006:

		Exercise		Exercise
	Options	Price	Warrants	Price
Outstanding December 31, 2004	100,008	$0.72 to $1.25	334,294	$0.72
Granted	94,000	$0.72
Exercised	-		-
Expired	-		-
Outstanding March 31, 2005	194,008		334,294

Outstanding December 31, 2005	293,408	$0.72 to $1.25	334,294	$0.72
Granted	-	$0.72
Exercised	-		-
Expired	-		-
Outstanding March 31, 2006	293,408		334,294

The following summary presents the weighted average exercise prices, number of options and warrants outstanding and exercisable, and the remaining contractual lives of the Company’s stock options and warrants as of March 31, 2005 and 2006:

	OPTIONS		WARRANTS
	3/31/2005	3/31/2006	3/31/2005	3/31/2006
Number Outstanding	100,008	293,408	334,294	334,294
Weighted Ave Remaining Life	3.92	3.65	5.00	4.00
Weighted Ave Exercise Price	$0.75	$0.82	$0.72	$0.72
Number Exercisable	39,341	91,175	-	-

During the three months ended March 31, 2005, 94,000 options were granted to employees and officers of the company. The options vest over three years, 33% after one year and 1/36th per month for 24 months, and expire five years from the date of grant unless the employee terminates employment, in which case the options expire within 90 days of the employee’s termination date. No expense was recorded for the granting of these options. The Black-Scholes option pricing model used the following assumptions:

Risk-free interest rate	6.0%
Expected life	5 years
Expected volatility	.001%
Dividend yield	0%

There were no options or warrants granted during the three months ended March 31, 2006.

In 2002, the Company granted 334,294 warrants to purchase Series A preferred stock with an exercise price of $0.72 per share as part of a preferred stock repurchase agreement with the former preferred stockholders. These warrants become exercisable only at the time of a liquidation event defined as a) a merger or consolidation of the Company with another Company, b) a sale of substantially all the assets of the Company to another Company or c) an IPO and expire seven years from the time of grant. No expense has been taken on these warrants until such time as they become exercisable.

In compliance with FAS No. 148, the Company has elected to continue to follow the intrinsic value method in accounting for its stock-based employee compensation plan as defined by APB No. 25 and has made the applicable disclosures below.

Had the Company determined employee stock based compensation cost based on a fair value model at the grant date for its stock options under SFAS 123, the Company's net earnings per share would have been adjusted to the pro forma amounts for three months ended March 31, 2005 and 2006 as follows:

	2005	2006
Net income (loss) - as reported	$85,939	$(118,686)
Stock-based employee compensation expense,
included in reported net loss, net of tax	-	-

Total stock-based employee compensation
expense determined under fair-value-based
method for all rewards, net of tax	(17,578)	-

Pro forma net income (loss)	$68,361	$(118,686)

Earnings per share:
Basic, as reported	0.13	(0.18)
Diluted, as reported	0.12	(0.18)

Basic, pro forma	0.10	(0.18)
Diluted, pro forma	0.10	(0.18)

Pro forma information regarding the effect on operations is required by SFAS 123, and has been determined as if the Company had accounted for its employee stock options under the fair value method of that statement. Pro forma information using the Black-Scholes method at the date of grant is based on the following assumptions:

	2005	2006
Expected life (years)	5 years	5 years
Risk-free interest rate	6.0%	6.0%
Dividend yield	-	-
Volatility	.001%	.001%

NOTE 13 - EMPLOYEE BENEFIT PLANS

The Company has a qualified employee savings and retirement plan (401(k) plan). The 401(k) plan allows the Company to make discretionary contributions of up to 3% of employee’s salary given at the discretion of the board and/or management. The Company made no contributions during the three months ended March 31, 2005 and 2006.

NOTE 14 - COMMITMENTS AND CONTINGENCIES

Litigation

On July 27, 1999, two former employees of the Company, Mohamad Rashedi and Gregory Saylor, and the company formed by the former employees (Integrated Support Services, a general partnership "IS") filed a complaint in the Superior Court of San Mateo County alleging damages for unfair competition, defamation, restraint of trade and prevention of employment. A counter-suit was filed by the Company against the plaintiffs alleging misappropriation of proprietary materials. On or about Feb. 16, 2001, the matter went to trial and a verdict was entered against the defendants and the plaintiffs were found not guilty on the defendants counter-suit. Defendants moved for a new trial on the damages which was granted. The new trial was scheduled to commence on April 17, 2006.

While the Company believes that it is not liable for damages to the plaintiffs, in the interest of settling the matter and avoiding the expenses of trial, the Company executed a Settlement and Release Agreement on April 17, 2006. The terms of the Settlement and Release Agreement call for the Company to pay the two former employees $625,000 upon the execution of the Settlement and Release Agreement and $75,000 within 90 days of the execution of the Settlement and Release Agreement. The Company's insurance carrier paid half of the settlement cost directly to the two former employees upon the signing of the settlement agreement. As of June 12, 2006 the full settlement amount had been paid and a dismissal with prejudice of the action was filed effective June 22, 2006.

NOTE 15 - ROYALTY AGREEMENTS

Under royalty agreements, sales of certain products require the Company to pay royalties to third parties under specified circumstances and/or under specified time frames. Royalty expense was $0 for the three months ended March 31, 2005 and 2006, respectively.  In addition, the Company receives royalties on the sales of certain products. Royalty income was $401 and $0 for the three months ended March 31, 2005 and 2006, respectively.

NOTE 16 - RELATED PARTY TRANSACTIONS

In September 2000, a major shareholder and President of the Company exercised warrants to purchase 166,667 shares of the Company’s common stock at $0.75 per share. The Company agreed to loan the amount to the President to purchase the shares. The loan carried an interest rate of 9% per annum. In August 2003, the interest rate was lowered to 5.5% per annum. As of December 31, 2003, the balance of interest owing was $17,804. During the year ended December 31, 2004, $6,894 in interest was recorded and the balance owing at December 31, 2004 was $24,698. In January 2005, the interest rate was lowered to 2.38%. During the three months ended March 31, 2005, $733 of interest was recorded. On December 31, 2005, the Board of Directors authorized the write-off of the balance owing, including interest. The total amount written-off was $152,673 and was recorded as a deemed dividend.

The employment agreement with the President of the Company calls for bonuses to be paid to him based on certain milestones achieved and sales generated. During fiscal years ended December 31, 2004 and 2005, $18,000 and $66,829 was accrued, respectively. At March 31, 2005 and 2006, $18,000 and $29,552 remained unpaid and is included in accrued liabilities in these financial statements.

NOTE 17 - SUBSEQUENT EVENTS (unaudited)

On May 6, 2006 the stockholders voted in favor of the Company being acquired by NetSol Technologies, Inc. (“NetSol”), a publicly listed corporation on the NASDAQ exchange, (NTWK). Under the agreement, NetSol will purchase 100% of the outstanding stock of McCue. The estimated purchase price based on the December 31, 2005 revenues is $8.5 million dollars. The agreement calls for a closing date on or about June 30, 2006.

According to the terms of the Share Purchase Agreement, NetSol is to acquire 100% of the issued and outstanding shares of McCue from McCue’s current shareholders, whose identity is set forth in the Share Purchase Agreement (the “McCue Shareholders”) at the completion date in exchange for a purchase price consisting of: a) 50% of McCue’s total gross revenue for the audited twelve month period ending December 31, 2005 after an adjustment for any revenue occurring outside of the company’s ordinary scope of operations as defined by US GAAP multiplied by 1.5 payable: (i) 50% in shares of restricted common stock of NetSol at the 30 day volume weighted average price (“VWAP) for each of the 30 trading days prior to the execution date of this agreement or at the VWAP for each of the 30 trading days prior to November 30, 2005 whichever is the greater VWAP; and, (ii) 50% in cash; b) 25% of McCue’s total gross revenue for the twelve months ending December 31, 2006 multiplied by 1.5 payable, at NetSol’s discretion: (i) wholly in cash; or (ii) on the same basis and on the same terms as the initial payment provided that under no circumstances shall the total number of shares of common stock issued to the McCue Shareholders exceed 19% of the issued and outstanding shares of common stock, less treasury shares, of NetSol at May 6, 2006; and c) 25% of McCue’s total gross revenue for the twelve months ending December 31, 2007 multiplied by 1.5 payable, at the Company’s discretion: (i) wholly in cash; or (ii) on the same basis and on the same terms as the initial payment provided that under no circumstances shall the total number of shares of common stock issued to the McCue Shareholders exceed 19% of the issued and outstanding shares of common stock, less treasury shares, of NetSol at May 6, 2006.

The initial payment will consist of approximately $2.1 million in cash and 985,213 shares of NetSol’s restricted common stock.

During May and June 2006, 281,908 options were exercised for a total of $230,276 of which $4,020 was received in cash and the remaining amount of $226,356 was recorded as a receivable. The amount due from the shareholders will be withheld from any funds due to them at the close of the acquisition by NetSol. In addition, the option holders were granted a loan from the Company of $0.33 per share to help defray any tax consequence of the option exercise. This loan is to be repaid from the proceeds of the second and third installment of the purchase price of the acquisition by NetSol.

During May and June 2006, 323,682 warrants were exercised. Of these, 281,540 were exercised under a cashless exercise provision of $0.85 per share and 238,735 shares were issued as a result. $1,542 was received in cash and a receivable for $28,800 was recorded. The receivable will be withheld from any funds due to them at the close of the acquisition by NetSol.

On June 12, 2006 the Company paid the remaining balance of $75,000 due on the settlement agreement (See Note 14). On June 22, 2006 a dismissal of the case was filed with the court.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors
McCue Systems, Incorporated
Burlingame, California

We have audited the accompanying balance sheets of McCue Systems, Incorporated as of December 31, 2004 and 2005, and the related statements of operations, stockholders’ deficit and cash flows for the years ended December 31, 2004 and 2005. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, based on our audits, the financial statements referred to above present fairly, in all material respects, the financial position of McCue Systems, Incorporated as of December 31, 2004 and 2005, and the related statements of operations, stockholders’ deficit and cash flows for the years ended December 31, 2004 and 2005 in conformity with accounting principles generally accepted in the United States of America.

/s/ Kabani & Company, Inc.
CERTIFIED PUBLIC ACCOUNTANTS

Los Angeles, California
July 7, 2006

MCCUE SYSTEMS, INCORPORATED
BALANCE SHEETS
DECEMBER 31, 2004 and 2005

	2004	2005
ASSETS
Current assets:
Cash and cash equivalents	$494,857	$814,868
Accounts receivable, net of allowance for doubtful accounts
of $44,067	1,068,797	1,050,570
Other current assets	83,879	80,884
Total current assets	1,647,533	1,946,322
Property and equipment, net of accumulated depreciation	57,638	59,261
Intangible assets	139,200	232,781
Rent deposit	41,005	41,005
Total assets	$1,885,376	$2,279,369

LIABILITIES AND STOCKHOLDERS' DEFICIT
Current liabilities:
Accounts payable and accrued expenses	$644,673	$633,656
Current portion of notes payable	64,121	-
Settlement payable	-	350,000
Unearned revenues	1,958,991	1,459,577
Total current liabilities	2,667,785	2,443,233
Commitments and contingencies	-	-

Stockholders' deficit:
Series A Preferred Stock, no par value; 500,000 authorized;
none issued and outstanding	-	-
Series B Preferred Stock, no par value; 830,000 authorized;
none issued and outstanding	-	-
Common stock, no par value; 5,000,000 share authorized;
669,539 issued and outstanding	2,710,275	2,710,275
Stock subscription receivable	(125,000)	-
APIC	31,728	31,728
Accumulated deficit	(3,399,412)	(2,905,867)
Total stockholders' deficit	(782,409)	(163,864)
Total liabilities and stockholders' deficit	$1,885,376	$2,279,369

See accompanying notes to these financial statements.

MCCUE SYSTEMS, INCORPORATED
STATEMENTS OF OPERATIONS

	For the Years
	Ended December 31,
	2004	2005
Revenues:
License Fees	$723,351	$1,385,103
Maintance Fees	1,864,298	2,082,868
Consulting and services	1,663,277	1,694,357
Hardware sales	276,888	331,276
Application service provider (ASP)	-	154,033
Total revenues	$4,527,814	$5,647,637

Cost of revenues:
Salaries and consultants	1,945,721	2,089,758
Travel and entertainment	36,733	46,797
Hardware	220,682	219,415
Sourcecode escrow	3,878	7,988
ASP expense	-	130,311
Other	1,546	-
Total cost of revenues	2,208,560	2,494,269
Gross profit	2,319,254	3,153,368

Operating expenses:
Selling and marketing	764,032	523,053
Depreciation and amortization	87,516	58,005
Settlement costs	-	350,000
Bad debt expense	27,044	20
Salaries and wages	426,888	457,481
Professional services, including non-cash
compensation	57,815	94,774
General and adminstrative	1,053,448	1,070,144
Total operating expenses	2,416,743	2,553,477
Income (loss) from operations	(97,489)	599,891
Other income and (expenses):
Interest expense	(8,122)	(4,561)
Interest income	20,669	15,325
Royalty income	13,148	1,467
Royalty expense	-	(7,830)
Other income	-	41,926
Total other income	25,695	46,327
Net income (loss)	$(71,794)	$646,218

Net income (loss) per share:
Basic	$(0.11)	$0.97
Diluted	$(0.11)	$0.90

Weighted average number of shares outstanding
Basic	669,539	669,539

See accompanying notes to these financial statements.

MCCUE SYSTEMS, INCORPORATED
STATEMENTS OF STOCKHOLDERS’ DEFICIT
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2005

			Additional	Stock		Total
	Common Stock		Paid-In	Subscriptions	Accumulated	Stockholders'
	Shares	Amount	Capital	Receivable	Deficit	Deficit
Balance at December 31, 2003	668,539	$2,710,275	$31,167	$(125,000)	$(3,327,618)	$(711,176)

Fair market value of options issued			561			561
Net loss for the year					(71,794)	(71,794)

Balance at December 31, 2004	668,539	2,710,275	31,728	(125,000)	(3,399,412)	(782,409)
Deemed dividend -
Write-off of subscription receivable				125,000	(152,673)	(27,673)
Net income for the year					646,218	646,218

Balance at December 31, 2005	668,539	$2,710,275	$31,728	$-	$(2,905,867)	$(163,864)

See accompanying notes to these financial statements.

MCCUE SYSTEMS, INCORPORATED
STATEMENTS OF CASH FLOWS

	For the Years
	Ended December 31,
	2004	2005
Cash flows from operating activities:
Net income (loss) from continuing operations	$(71,794)	$646,218
Adjustments to reconcile net income (loss) to net cash
provided by operating activities:
Depreciation and amortization	87,516	58,005
Provision for uncollectible accounts	27,044	20
Fair market value of options granted	561	-
Changes in operating assets and liabilities:
(Increase) decrease in assets:
Accounts receivable	713,483	18,208
Other current assets	(26,217)	(24,677)
Increase (decrease) in liabilities:
Accounts payable and accrued expenses	17,380	(11,018)
Unearned revenues	(197,876)	(499,414)
Litigation settlement	-	350,000
Net cash provided by operating activities	550,097	537,342
Cash flows from investing activities:
Purchases of property and equipment	(55,379)	(34,785)
Increase in intangible assets - development costs	(139,200)	(118,425)
Net cash used in investing activities	(194,579)	(153,210)
Cash flows from financing activities:
Payments on loans	(128,722)	(64,121)

Net increase in cash and cash equivalents	226,796	320,011
Cash and cash equivalents, beginning of period	268,061	494,857
Cash and cash equivalents, end of period	$494,857	$814,868

See accompanying notes to these financial statements.

MCCUE SYSTEMS, INCORPORATED
STATEMENTS OF CASH FLOWS
Continued

	For the Years
	Ended December 31,
	2004	2005
SUPPLEMENTAL DISCLOSURES:
Cash paid during the period for:
Interest	$8,122	$4,561
Taxes	$-	$-

OTHER NON-CASH TRANSACTIONS:
Deemed dividend - write off of interest and stock subsriptions
receivable from a related party	$-	$152,673

See accompanying notes to these financial statements.

NOTE 1 - BUSINESS AND CONTINUED OPERATIONS

McCue Systems, Incorporated, a California corporation, (the “Company”) is a software development firm specializing in lease accounting and asset management applications for the financial services, automotive and high-tech industries. The Company is located in Burlingame, California and was incorporated in 1981. The Company’s product, LeasePak and its suite of modules, is a fully scalable, open architecture system available on multiple platforms. The Company also provides implementation, development, systems integration, and customization services for its clients.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Business Activity:

The Company designs, develops, and markets, proprietary software products to primarily equipment and vehicle lessors in the financial services, automotive finance and high-tech industries in the United States. The Company also provides consulting services in exchange for fees from customers.

Use of Estimates:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents:

Equivalents

For purposes of the statement of cash flows, cash equivalents include all highly liquid debt instruments with original maturities of three months or less which are not securing any corporate obligations.

Concentration

Financial instruments that potentially subject the Company to concentration of credit risk consist of cash and cash equivalents and accounts receivable. Cash and cash equivalents consist primarily of interest-bearing accounts which may exceed the maximum amount covered by depository insurance. The Company’s policy is to place its cash on deposit in high credit quality instruments in financial institutions in the United States.

Accounts Receivable:

The Company performs ongoing credit evaluations of its customers and generally does not require collateral for sales on credit. The Company maintains reserves for potential credit losses on accounts receivable. Management reviews the composition of accounts receivable and analyzes historical bad debts, customer concentrations, customer credit worthiness, current economic trends and changes in customer payment patterns to evaluate the adequacy of these reserves. Reserves are recorded primarily on a specific identification basis.

Property and Equipment:

Property and equipment are stated at cost. Expenditures for maintenance and repairs are charged to earnings as incurred; additions, renewals and betterments are capitalized. When property and equipment are retired or otherwise disposed of, the related cost and accumulated depreciation are removed from the respective accounts, and any gain or loss is included in operations. Depreciation is computed using various methods over the estimated useful lives of the assets, ranging from three to seven years.

The Company accounts for the costs of computer software developed or obtained for internal use in accordance with Statement of Position 98-1, “Accounting for the Costs of Computer Software Developed or Obtained for Internal Use.” The Company capitalizes costs of materials, consultants, and payroll and payroll-related costs for employees incurred in developing internal-use computer software. These costs are included with “Computer equipment and software.” Costs incurred during the preliminary project and post-implementation stages are charged to general and administrative expense.

Intangible Assets:

The Company capitalizes certain computer software development costs in accordance with SFAS No. 86, “Accounting for the Costs of Computer Software to be Sold, Leased, or Otherwise Marketed.” Costs incurred internally to create a computer software product or to develop an enhancement to an existing product are charged to expense when incurred as research and development expense until technological feasibility for the respective product is established. Capitalization ceases when the product or enhancement is available for general release to customers.

The Company makes on-going evaluations of the recoverability of its capitalized software projects by comparing the amount capitalized for each product to the estimated net realizable value of the product. If such evaluations indicate that the unamortized software development costs exceed the net realizable value, the Company writes off the amount which the unamortized software development costs exceed net realizable value. Capitalized and purchased computer software development costs are being amortized ratably based on the projected revenue associated with the related software or on a straight-line basis over three years, whichever method results in a higher level of amortization.

Revenue Recognition:

The Company recognizes its revenue in accordance with the Securities and Exchange Commissions (“SEC”) Staff Accounting Bulletin No. 101, “Revenue Recognition in Financial Statements” (“SAB 101”) and The American Institute of Certified Public Accountants (“AICPA”) Statement of Position (“SOP”) 97-2, “Software Revenue Recognition,” as amended by SOP 98-4 and SOP 98-9, SOP 81-1, “Accounting for Performance of Construction-Type and Certain Production-Type Contracts,” and Accounting Research Bulletin 45 (ARB 45) “Long-Term Construction Type Contracts.” The Company’s revenue recognition policy is as follows:

License Revenue: The Company recognizes revenue from license contracts without major customization when a non-cancelable, non-contingent license agreement has been signed, delivery of the software has occurred, the fee is fixed or determinable, and collectibilty is probable. Revenue from the sale of licenses with major customization, modification, and development is recognized on a percentage of completion method, in conformity with ARB 45 and SOP 81-1. Revenue from the implementation of software is recognized on a percentage of completion method, in conformity with Accounting Research Bulletin (“ARB”) No. 45 and SOP 81-1. Any revenues from software arrangements with multiple elements are allocated to each element of the arrangement based on the relative fair values using specific objective evidence as defined in the SOPs. An output measure of “Unit of Work Completed” is used to determine the percentage of completion which measures the results achieved at a specific date. Units completed are certified by the Project Manager.

Services Revenue: Revenue from consulting services is recognized as the services are performed for time-and-materials contracts. Revenue from training and development services is recognized as the services are performed. Revenue from maintenance agreements is recognized ratably over the term of the maintenance agreement, which in most instances is one year.

Fair Value:

Unless otherwise indicated, the fair values of all reported assets and liabilities, which represent financial instruments, none of which are held for trading purposes, at the approximate carrying values of such amounts.

Advertising Costs:

The Company expenses the cost of advertising as incurred. Advertising costs for the years ended December 31, 2004 and 2005 were $151,290 and $139,625, respectively.

Net Income (Loss) Per Share:

Net income/(loss) per share is calculated in accordance with the Statement of Financial Accounting Standards No. 128 (SFAS No. 128), “Earnings per share.” Basic net income/loss per share is based upon the weighted average number of common shares outstanding. Diluted net income per share is based on the assumption that all dilutive convertible shares and stock options were converted or exercised. Dilution is computed by applying the treasury stock method. Under this method, options and warrants are assumed to be exercised at the beginning of the period (or at the time of issuance, if later), and as if funds obtained thereby were used to purchase common stock at the average market price during the period.

The following is a reconciliation of the numerators and denominators of the basic and diluted earnings per share computations:

For the year ended December 31, 2005	Net Income	Shares	Per Share
Basic earnings per share:
Net income available to common shareholders	$646,218	669,539	$0.97
Effect of dilutive securities
Stock options		46,721
Warrants		-
Diluted earnings per share	$646,218	716,260	$0.90

The weighted average number of shares used to compute basic and diluted loss per share is the same in these financial statements for the year ended December 31, 2004 since the effect of dilutive securities is anti-dilutive.

Accounting for Stock-Based Compensation:

The Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 123, Accounting for Stock-Based Compensation, which applies the fair-value method of accounting for stock-based compensation plans. In accordance with this standard, the Company accounts for stock-based compensation in accordance with Accounting Principles Board Opinion No. 25, Accounting for Stock Issued to Employees.

In March 2000, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 44 (Interpretation 44), “Accounting for Certain Transactions Involving Stock Compensation.” Interpretation 44 provides criteria for the recognition of compensation expense in certain stock-based compensation arrangements that are accounted for under APB Opinion No. 25, Accounting for Stock-Based Compensation. Interpretation 44 became effective July 1, 2000, with certain provisions that were effective retroactively to December 15, 1998 and January 12, 2000. Interpretation 44 did not have any material impact on the Company’s financial statements.

Income Taxes:

No provision was made for income tax for the year ended December 31, 2004 and 2005, since the Company had significant net operating loss carry forwards. During the years ended December 31, 2004 and 2005, the Company incurred net operating losses for tax purposes of approximately $57,000 and ($663,000), respectively. As of December 31, 2004 and 2005, the Company had total federal net operating losses for tax purposes of approximately $2,099,000 and $1,436,000, respectively. The federal net operating loss carry forwards may be used to reduce taxable income through the year 2025. As of December 31, 2004 and 2005, the Company had total state net operating losses for tax purposes of approximately $1,832,000 and $1,169,000, respectively. The state net operating loss carry forwards may be used to reduce taxable income through the year 2009. The availability of the Company’s net operating loss carry forwards are subject to limitation if there is a 50% or more positive change in the ownership of the Company’s stock. The provision for income taxes consists of the state minimum tax imposed on corporations.

The gross deferred tax asset balance as of December 31, 2004 and 2005 was approximately $877,000 and $1,143,000, respectively. A 100% valuation allowance has been established against the deferred tax assets, as the utilization of the loss carry forwards cannot reasonably be assured.

The components of the net deferred tax asset are summarized below:

	December 31, 2004	December 31, 2005

Deferred tax assets
Accruals deductible in different period	$165,000	$165,000
General business credit	224,000	224,000
Net operating losses	743,000	477,000
Other	11,000	11,000
Less: valuation allowance	(1,143,000)	(877,000)
$ - .		$-

The following is a reconciliation of the provision for income taxes at the U.S. federal income tax rate to the income taxes reflected in the Statement of Operations:

	December 31, 2005	December 31, 2004

Tax expense (credit) at statutory rate-federal	(34)%	(34)%
State tax expense net of federal tax	(6)	(6)
Changes in valuation allowance	40	40______
Tax expense at actual rate	-	- .

Income tax expense consisted of the following:

	2004	2005
Current tax expense:
Federal	$-	$-
State	800	800
Total current	$800	$800

Increase (decrease) in deferred tax asset:
Federal	$19,000	$(225,000)
State	4,000	(40,000)
Total	$23,000	$(752,000)
Less: valuation allowance	(23,000)	752,000
Net deferred tax asset	-	-

Tax expense	$800	$800

Derivative Instruments:

In June 1998, the Financial Accounting Standards Board issued SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities.” SFAS No. 133, as amended by SFAS No. 137, is effective for fiscal years beginning after June 15, 2000. SFAS No. 133 requires the Company to recognize all derivatives as either assets or liabilities and measure those instruments at fair value. It further provides criteria for derivative instruments to be designated as fair value, cash flow and foreign currency hedges and establishes respective accounting standards for reporting changes in the fair value of the derivative instruments. After adoption, the Company is required to adjust hedging instruments to fair value in the balance sheet and recognize the offsetting gains or losses as adjustments to be reported in net income or other comprehensive income, as appropriate. The Company has complied with the requirements of SFAS 133, the effect of which was not material to the Company’s financial position or results of operations as the Company does not participates in such activities.

Impairment of Long-Lived Assets and Long-Lived Assets to be disposed of:

Effective January 1, 2002, the Company adopted Statement of Financial Accounting Standards No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" ("SFAS 144"), which addresses financial accounting and reporting for the impairment or disposal of long-lived assets and supersedes SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of," and the accounting and reporting provisions of APB Opinion No. 30, "Reporting the Results of Operations for a Disposal of a Segment of a Business." The Company periodically evaluates the carrying value of long-lived assets to be held and used in accordance with SFAS 144. SFAS 144 requires impairment losses to be recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets' carrying amounts. In that event, a loss is recognized based on the amount by which the carrying amount exceeds the fair market value of the long-lived assets. Loss on long-lived assets to be disposed of is determined in a similar manner, except that fair market values are reduced for the cost of disposal.

New Accounting Pronouncements:

In December 2004, the FASB issued FASB Statement No. 123R, "Share-Based Payment, an Amendment of FASB Statement No. 123" ("FAS No. 123R"). FAS No. 123R requires companies to recognize in the statement of operations the grant- date fair value of stock options and other equity-based compensation issued to employees. FAS No. 123R is effective beginning in the Company's first quarter of fiscal 2006. The Company is evaluating the effects adoption of SFAS 123R will have on its financial statements.

In May 2005, the FASB issued SFAS No. 154, "Accounting Changes and Error Corrections." This statement applies to all voluntary changes in accounting principle and requires retrospective application to prior period’s financial statements of changes in accounting principle, unless this would be impracticable. This statement also makes a distinction between "retrospective application" of an accounting principle and the "restatement" of financial statements to reflect the correction of an error. This statement is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005. The Company believes that the adoption of this standard will have no material impact on its financial statements.

In February 2006, FASB issued SFAS No. 155, “Accounting for Certain Hybrid Financial Instruments”. SFAS No. 155 amends SFAS No 133, “Accounting for Derivative Instruments and Hedging Activities”, and SFAS No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities”. SFAS No. 155, permits fair value remeasurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation, clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS No. 133, establishes a requirement to evaluate interest in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation, clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives, and amends SFAS No. 140 to eliminate the prohibition on the qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. This statement is effective for all financial instruments acquired or issued after the beginning of the Company’s first fiscal year that begins after September 15, 2006. SFAS No. 155 is not expected to have a material effect on the financial position or results of operations of the Company.

In March 2006 FASB issued SFAS 156 ‘Accounting for Servicing of Financial Assets’ this Statement amends FASB Statement No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, with respect to the accounting for separately recognized servicing assets and servicing liabilities. This Statement:

6.	Requires an entity to recognize a servicing asset or servicing liability each time it undertakes an obligation to service a financial asset by entering into a servicing contract.

7.	Requires all separately recognized servicing assets and servicing liabilities to be initially measured at fair value, if practicable.

8.	Permits an entity to choose ‘Amortization method’ or ‘Fair value measurement method’ for each class of separately recognized servicing assets and servicing liabilities.

9.
At its initial adoption, permits a one-time reclassification of available-for-sale securities to trading securities by entities with recognized servicing rights, without calling into question the treatment of other available-for-sale securities under Statement 115, provided that the available-for-sale securities are identified in some manner as offsetting the entity’s exposure to changes in fair value of servicing assets or servicing liabilities that a servicer elects to subsequently measure at fair value.

10.
Requires separate presentation of servicing assets and servicing liabilities subsequently measured at fair value in the statement of financial position and additional disclosures for all separately recognized servicing assets and servicing liabilities.

This Statement is effective as of the beginning of the Company’s first fiscal year that begins after September 15, 2006. Management believes that this statement will not have a significant impact on the consolidated financial statements.

Reclassifications:

For comparative purposes, prior year’s consolidated financial statements have been reclassified to conform with report classifications of the current year.

NOTE 3 - MAJOR CUSTOMERS

At December 31, 2004, three customers accounted for 35%, 19% and 10% of revenues or a total of $2,899,953 and a total balance of $818,874 in accounts receivable at year end. At December 31, 2005 four customers accounted for 29%, 11%, 11% and 10% of revenues during 2005 or a total of $3,443,965 and a total balance of $682,699 in accounts receivable at year end. No other individual client represents more than 10% of the revenue for the years ended December 31, 2004 and 2005.

NOTE 4 - OTHER CURRENT ASSETS

Other current assets consist of the following as of December 31, 2004 and 2005:

	2004	2005
Prepaid Expenses	$45,981	$48,825
Employee Advances	13,200	32,059
Interest Receivable	24,698	-

Total	$83,879	$80,884

NOTE 5 - PROPERTY AND EQUIPMENT

Property and equipment, net, consists of the following at December 31, 2004 and 2005:

	2004	2005
Office furniture and equipment	$89,632	$89,632
Computer equipment	450,623	484,223
Subtotal	540,255	573,855
Accumulated depreciation	(482,617)	(514,594)
	$57,638	$59,261

For the years ended December 31, 2004 and 2005, fixed asset depreciation expense totaled $87,516 and $33,161, respectively.

NOTE 6 - INTANGIBLE ASSETS

Intangible assets consist of computer software development costs at December 31, 2004 and 2005:

	2004	2005
Intangible asset - Beginning	$407,746	546,946
Additions	139,200	118,425
Accumulated amortization	(407,746)	(432,590)
Net balance - Ending	$139,200	$232,781

Amortization expense	$-	$24,844

Amortization expense of intangible assets over the next three years is as follows:

	YEAR ENDING
Asset	12/31/06	12/31/07	12/31/08	TOTAL
Capitalized Software R&D	$85,875	$85,875	$61,031	$232,781

	$85,875	$85,875	$61,031	$232,781

NOTE 7 - ACCOUNTS PAYABLE AND ACCRUED LIABILITIES

Accounts payable and accrued liabilities consisted of the following as of December 31, 2004 and 2005:

	2004	2005
Accounts Payable - trade	$287,774	$135,283
Bank Overdraft	21,701	-
Sales Tax Payable	13,704	2,241
Section 125 Plan Payable	2,103	3,886
Accrued Liabilities	28,129	89,454
Accrued Payroll	19,870	-
Accrued Commissions	29,189	57,899
Accrued Vacation Payable	242,203	301,040
Other Payable	-	43,853

Total	$644,673	$633,656

On May 16, 2005, the Company entered into an agreement with a customer whereby the Company agreed to refund a portion of the license fee purchased by the customer. The total amount to be refunded was $78,933 and is to be paid in nine quarterly installments of $8,770. During the year ended December 31, 2005, $35,080 was paid and a balance of $43,853 was owed at December 31, 2005, which was recorded as other payable.

NOTE 8 - DEBTS

NOTES PAYABLE - CURRENT

On March 29, 2002, the Company entered into an agreement with the preferred stock holders whereby the Company repurchased the outstanding preferred shares with cash in the amount of $487,132 and notes payable of $194,834 with a three-year maturity date and an interest rate of 8% per annum, simple interest. The notes were payable in quarterly installments. As of December 31, 2003 the loan balance was $192,844. During the year ended December 31, 2004, $128,722 was paid on the notes and the balance owing was $64,121. During the year ended December 31, 2005, the balance owing was paid.

NOTE 9 - SETTLEMENT PAYABLE

The Company was sued by two former employees in 1999 (see note 14). On April 17, 2006, a settlement agreement was entered into whereby the Company agreed to pay a total of $700,000 to the two former employees. $350,000 of the $700,000 was paid by the Company’s insurance company directly to the two former employees upon the signing of the settlement agreement. The Company paid $275,000 upon the signing of the settlement agreement and agreed to pay the remaining $75,000 within 90 days of the settlement agreement. As the amount of the settlement was undeterminable at December 31, 2004, no amount was recorded as a liability in 2004. The Company’s direct liability of $350,000 was recorded as of December 31, 2005 as the amount became determinable before the issuance of the financial statements. It is shown as a settlement payable.

NOTE 10 - STOCKHOLDERS’ EQUITY

Deemed dividend and write off of stock subscription receivable

In September 2000, a major shareholder and President of the Company exercised warrants to purchase 166,667 shares of the Company’s common stock at $0.75 per share. The Company agreed to loan the amount to the officer to purchase the shares. The loan carried an interest rate of 9% per annum. In August 2003, the interest rate was lowered to 5.5% per annum. As of December 31, 2003, the balance of interest owing was $17,804. During the year ended December 31, 2004, $6,894 in interest was recorded and the balance owing at December 31, 2004 was $24,698. In January 2005, the interest rate was lowered to 2.38%. During the year ended December 31, 2005, $2,975 of interest was recorded. On December 31, 2005, the Board of Directors authorized the write-off of the balance owing, including interest. The total amount written-off was $152,673 and was recorded as a deemed dividend in the statement of stockholders’ deficit in the year ended December 31, 2005.

NOTE 11 - INCENTIVE AND NON-STATUTORY STOCK OPTION PLAN

Under the 1997 Employee Stock Option Plan (the “Option Plan”), the Company may grant options to purchase up to 450,000 shares of common stock to employees and consultants at prices not less than the fair market value at date of grant for incentive stock options and not less than 85% of fair market value for nonstatutory stock options. For owners of more than 10% of the Company’s stock, options may only be granted for an exercise price of no less than 110% of fair market value on the date of grant for both incentive and nonstatutory stock options. These options generally expire five years from the date of grant and generally vest 33% one year from the date of grant and 1/36th each month thereafter for the next 24 months. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, all outstanding options granted vest immediately.

NOTE 12 - COMMON STOCK PURCHASE WARRANTS AND OPTIONS

From time to time, the Company issues options and warrants as incentives to employees, officers and directors, as well as to non-employees.

Common stock purchase options and warrants consisted of the following as of December 31, 2004 and 2005:

		Weighted		Weighted
		Average		Average
		Exercise		Exercise
	Options	Price	Warrants	Price
Outstanding as of December 31, 2003	9,008	$1.01	334,294	$0.72
Granted	91,000	$0.72
Exercised	-		-
Expired	-		-
Outstanding as of December 31, 2004	100,008	$0.75	334,294
Granted	193,400	$0.75
Exercised	-		-
Expired	-		-
Outstanding as of December 31, 2005	293,408	$0.82	334,294

The following summary presents the weighted average exercise prices, number of options and warrants outstanding and exercisable, and the remaining contractual lives of the Company’s stock options and warrants as of December 31, 2004 and 2005:

	OPTIONS		WARRANTS
	12/31/2004	12/31/2005	12/31/2004	12/31/2005
Number Outstanding	100,008	293,408	334,294	334,294
Weighted Average Remaining Life	3.93	4.00	5.00	4.00
Weighted Average Exercise Price	$0.75	$0.82	$0.72	$0.72
Number Exercisable	8,340	39,341	-	-
Weighted Average Exercise Price	$1.04	$0.79

During the year ended December 31, 2004, 88,000 options were granted to employees and officers of the company. The options vest over three years, 33% after one year and 1/36th per month for 24 months, and expire five years from the date of grant unless the employee terminates employment, in which case the options expire within 90 days of the employee’s termination date

In addition, 3,000 options were granted to a consultant and expire five years from the date of grant. The options were valued using the fair value method at $561 or $0.187 per share and were recorded as an expense in the accompanying financial statements. The Black-Scholes option pricing model used the following assumptions:

Risk-free interest rate	6.0%
Expected life	5 years
Expected volatility	.001%
Dividend yield	0%

During the year ended December 31, 2005, 167,900 options were granted to employees and officers of the company. The options vest over three years, 33% after one year and 1/36th per month for 24 months, and expire five years from the date of grant unless the employee terminates employment, in which case the options expire within 90 days of their termination.

In addition, 25,500 options were granted to consultants and expire five years from the date of grant. No expense was recorded for these options since their fair value calculated by Black-Schole option pricing model is zero. The Black-Scholes option pricing model used the following assumptions:

Risk-free interest rate	6.0%
Expected life	5 years
Expected volatility	.001%
Dividend yield	0%

In 2002, the Company granted 334,294 warrants to purchase Series A preferred stock with an exercise price of $0.72 per share as part of a preferred stock repurchase agreement with the former preferred stockholders. These warrants become exercisable only at the time of a liquidation event defined as a) a merger or consolidation of the Company with another Company, b) a sale of substantially all the assets of the Company to another Company or c) an IPO and expire seven years from the time of grant. No expense has been taken on these warrants until such time as they become exercisable.

In compliance with FAS No. 148, the Company has elected to continue to follow the intrinsic value method in accounting for its stock-based employee compensation plan as defined by APB No. 25 and has made the applicable disclosures below.

Had the Company determined employee stock based compensation cost based on a fair value model at the grant date for its stock options under SFAS 123, the Company's net earnings per share would have been adjusted to the pro forma amounts for years ended December 31, 2004 and 2005 as follows:

	2004	2005
Net income (loss) - as reported	$(71,794)	$646,218
Stock-based employee compensation expense,
included in reported net loss, net of tax	-	-

Total stock-based employee compensation
expense determined under fair-value-based
method for all rewards, net of tax	(385)	(10,566)

Pro forma net income (loss)	$(72,179)	$635,652

Earnings per share:
Basic, as reported	(0.11)	0.97
Diluted, as reported	(0.11)	0.91

Basic, pro forma	(0.11)	0.95
Diluted, pro forma	(0.11)	0.90

Pro forma information regarding the effect on operations is required by SFAS 123, and has been determined as if the Company had accounted for its employee stock options under the fair value method of that statement. Pro forma information using the Black-Scholes method at the date of grant is based on the following assumptions:

	2004	2005
Expected life (years)	5 years	5 years
Risk-free interest rate	6.0%	6.0%
Dividend yield	-	-
Volatility	.001%	.001%

NOTE 13 - EMPLOYEE BENEFIT PLANS

The Company has a qualified employee savings and retirement plan (401(k) plan). The 401(k) plan allows the Company to make discretionary contributions of up to 3% of employee’s salary given at the discretion of the board and/or management. The Company made no contributions during the years ended December 31, 2004 and 2005.

NOTE 14 - COMMITMENTS AND CONTINGENCIES

Leases

The Company leases its facility under an operating lease that expires in July 2007. Rent expense is as follows for the remaining lease term:

July 1, 2005 - June 30, 2006: $20,051 per month.
July 1, 2006 - June 30, 2007: $20,552 per month.

Rent expense was $236,683 and $243,861 in 2004 and 2005, respectively.

Litigation

On July 27, 1999, two former employees of the Company, Mohamad Rashedi and Gregory Saylor, and the company formed by the former employees (Integrated Support Services, a general partnership "IS") filed a complaint in the Superior Court of San Mateo County alleging damages for unfair competition, defamation, restraint of trade and prevention of employment. A counter-suit was filed by the Company against the plaintiffs alleging misappropriation of proprietary materials. On or about Feb. 16, 2001, the matter went to trial and a verdict was entered against the defendants and the plaintiffs were found not guilty on the defendants counter-suit. Defendants moved for a new trial on the damages which was granted. The new trial was scheduled to commence on April 17, 2006.

While the Company believes that it is not liable for damages to the plaintiffs, in the interest of settling the matter and avoiding the expenses of trial, the Company executed a Settlement and Release Agreement on April 17, 2006. The terms of the Settlement and Release Agreement call for the Company to pay the two former employees $625,000 upon the execution of the Settlement and Release Agreement and $75,000 within 90 days of the execution of the Settlement and Release Agreement. The Company's insurance carrier paid half of the settlement cost directly to the two former employees upon the signing of the settlement agreement. As of June 12, 2006 the full settlement amount had been paid and a dismissal with prejudice of the action was filed effective June 22, 2006.

NOTE 15 - ROYALTY AGREEMENTS

Under royalty agreements, sales of certain products require the Company to pay royalties to third parties under specified circumstances and/or under specified time frames. Royalty expense was $0 and $7,830 in 2004 and 2005, respectively.  In addition, the Company receives royalties on the sales of certain products. Royalty income was $13,148 and $1,467 in 2004 and 2005, respectively.

NOTE 16 - RELATED PARTY TRANSACTIONS

In September 2000, a major shareholder and President of the Company exercised warrants to purchase 166,667 shares of the Company’s common stock at $0.75 per share. The Company agreed to loan the amount to the President to purchase the shares. The loan carried an interest rate of 9% per annum. In August 2003, the interest rate was lowered to 5.5% per annum. As of December 31, 2003, the balance of interest owing was $17,804. During the year ended December 31, 2004, $6,894 in interest was recorded and the balance owing at December 31, 2004 was $24,698. In January 2005, the interest rate was lowered to 2.38%. During the year ended December 31, 2005, $2,975 of interest was recorded. On December 31, 2005, the Board of Directors authorized the write-off of the balance owing, including interest. The total amount written-off was $152,673 and was recorded as a deemed dividend.

The employment agreement with the President of the Company calls for bonuses to be paid to him based on certain milestones achieved and sales generated. During 2004 and 2005, $18,000 and $66,829 was accrued. At December 31, 2004 and 2005, $18,000 and $84,829 remained unpaid and is included in accrued liabilities in these financial statements. Salaries paid to the President of the Company were $224,400, which included $66,000 of retroactive pay deferred from 2002, in 2004 and $160,710 in 2005.

NOTE 17 - SUBSEQUENT EVENTS (unaudited)

On May 6, 2006 the stockholders voted in favor of the Company being acquired by NetSol Technologies, Inc. (“NetSol”), a publicly listed corporation on the NASDAQ exchange, (NTWK). Under the agreement, NetSol will purchase 100% of the outstanding stock of McCue. The estimated purchase price based on the December 31, 2005 revenues is $8.5 million dollars. The agreement calls for a closing date on or about June 30, 2006.

According to the terms of the Share Purchase Agreement, NetSol is to acquire 100% of the issued and outstanding shares of McCue from McCue’s current shareholders, whose identity is set forth in the Share Purchase Agreement (the “McCue Shareholders”) at the completion date in exchange for a purchase price consisting of: a) 50% of McCue’s total gross revenue for the audited twelve month period ending December 31, 2005 after an adjustment for any revenue occurring outside of the company’s ordinary scope of operations as defined by US GAAP multiplied by 1.5 payable: (i) 50% in shares of restricted common stock of NetSol at the 30 day volume weighted average price (“VWAP) for each of the 30 trading days prior to the execution date of this agreement or at the VWAP for each of the 30 trading days prior to November 30, 2005 whichever is the greater VWAP; and, (ii) 50% in cash; b) 25% of McCue’s total gross revenue for the twelve months ending December 31, 2006 multiplied by 1.5 payable, at NetSol’s discretion: (i) wholly in cash; or (ii) on the same basis and on the same terms as the initial payment provided that under no circumstances shall the total number of shares of common stock issued to the McCue Shareholders exceed 19% of the issued and outstanding shares of common stock, less treasury shares, of NetSol at May 6, 2006; and c) 25% of McCue’s total gross revenue for the twelve months ending December 31, 2007 multiplied by 1.5 payable, at the Company’s discretion: (i) wholly in cash; or (ii) on the same basis and on the same terms as the initial payment provided that under no circumstances shall the total number of shares of common stock issued to the McCue Shareholders exceed 19% of the issued and outstanding shares of common stock, less treasury shares, of NetSol at May 6, 2006.

The initial payment will consist of approximately $2.1 million in cash and 985,213 shares of NetSol’s restricted common stock.

During May and June 2006, 281,908 options were exercised for a total of $230,276 of which $4,020 was received in cash and the remaining amount of $226,356 was recorded as a receivable. The amount due from the shareholders will be withheld from any funds due to them at the close of the acquisition by NetSol. In addition, the option holders were granted a loan from the Company of $0.33 per share to help defray any tax consequence of the option exercise. This loan is to be repaid from the proceeds of the second and third installment of the purchase price of the acquisition by NetSol.

During May and June 2006, 323,682 warrants were exercised. Of these, 281,540 were exercised under a cashless exercise provision of $0.85 per share and 238,735 shares were issued as a result. $1,542 was received in cash and a receivable for $28,800 was recorded. The receivable will be withheld from any funds due to them at the close of the acquisition by NetSol.

On June 12, 2006 the Company paid the remaining balance of $75,000 due on the settlement agreement (See Note 14). On June 22, 2006 a dismissal of the case was filed with the court.

NETSOL TECHNOLOGIES INC AND SUBSIDIARIES
PRO-FORMA FINANCIAL STATEMENTS
MARCH 31, 2006
(UNAUDITED)

The following unaudited Pro-Forma Statement of Financial Conditions and Statement of Operations have been derived from the unaudited consolidated financial statements of NetSol Technologies, Inc. (“NetSol”) as of March 31, 2006 and the unaudited financial statements of McCue Systems, Incorporated (a California corporation) (“McCue Systems”) as of March 31, 2006. The unaudited Pro Forma Statement of Financial Conditions and Statement of Operations reflect the 100% acquisition of McCue Systems by NetSol under a stock purchase agreement. The Company has accounted for the acquisition under the purchase method of accounting for business combinations. The pro-forma Statement of Financial Conditions and the pro-forma Statements of Operations assumes the acquisition was consummated as of July 1, 2005, the beginning of NetSol Technologies’ fiscal year.

The initial purchase of $4,235,706 is price is based on the December 31, 2005 audited financial statements of McCue Systems. The other half is due in two installments; the first 25% after the audited December 31, 2006 financial statements have been prepared, and the second 25% after the audited December 31, 2007 financial statements have been prepared.

The Pro-Forma Statement of Financial Conditions and Statement of Operations should be read in conjunction with the Consolidated Financial Statements of NetSol, related Notes to the financial statements, and the Financial Statements of McCue Systems. The Pro-Forma statements do not purport to represent what the Company’s financial condition and results of operations would actually have been if the acquisition of McCue Systems had occurred on the date indicated or to project the Company’s results of operations for any future period or date. The Pro-Forma adjustments, as described in the accompanying data, are based on available information and the assumptions set forth in the notes below, which management believes are reasonable.

NETSOL TECHNOLOGIES INC AND SUBSIDIARIES
CONSOLIDATED PRO-FORMA STATEMENT OF FINANCIAL CONDITIONS
AS OF MARCH 31, 2006
(UNAUDITED)

	NetSol	McCue Systems
	3/31/2006	3/31/2006	Pro Forma		Pro Forma
	(Unaudited)	(Unaudited)	Adjustment		Combined

ASSETS

Current Assets	$15,783,378	$1,889,881		(1)	$17,673,259
Property & equipment, net	6,425,581	64,706	-		6,490,287
Intangible assets, net	6,873,237	211,312	4,518,256	(1)	11,083,978
			(518,827)	(2)
Total assets	$29,082,196	$2,165,899	$3,999,429		$35,247,524

LIABILITIES & STOCKHOLDERS' EQUITY

Current liabilities	$5,237,487	$2,448,449	$190,608	(3)	$7,876,544
Obligations under capitalized leases,
less current maturities	118,079	-	-		118,079
Notes payable	-	-	2,117,864	(1)	2,117,864
Deferred liability	313,397	-	-		313,397
Convertible debenture	-	-			-

Total liabilities	5,668,963	2,448,449	2,308,472		10,425,884
Minority interest	1,385,010	-	-		1,385,010

Stockholders' equity;
Common stock	15,142	2,710,275	(2,709,317)	(1)	16,100
Additional paid in capital	52,584,940	31,727	2,085,157	(1)	54,701,824
Stock subscription receivable	(372,688)	-	-		(372,688)
Treasury stock	(27,197)	-	-		(27,197)
Common stock to be issued	116,000				116,000
Other comprehensive income (loss)	(319,590)	-	-		(319,590)
Accumulated deficit	(29,968,384)	(3,024,552)	3,024,552	(1)	(30,677,819)
			(709,435)	(2), (3)
Total stockholders' equity	22,028,223	(282,550)	1,690,958		23,436,631

Total liabilities and stockholders' equity	$29,082,196	$2,165,899	$3,999,429		$35,247,524

NOTES:

(1) Elimination of Common stock and accumulated earnings of McCue Systems before the acquisition and to record the purchase of McCue Systems by NetSol.

The initial purchase price is $4,235,706 of which one-half is due at closing in cash and stock. The 2nd installment is due 12 months later and the 3rd installment is due 24 months later, based upon audited financials statements of the subsequent periods.

The initial purchase price and 1st installment allocation is as follows:

Purchase Price allocation:		1st Installment
Common Stock, 958,213 shares		$958
Additional paid in capital		2,116,884
Cash, provided by financing		2,117,864
Additional consideration payable		-
Total purchase price		$4,235,706

McCue equity (net assets and liabilities)		$(282,550)
Intangible assets:
Customer Lists	3,331,337	3,331,337
Licenses	127,510	127,510
Goodwill	5,295,155	1,059,409
	8,754,002	4,518,256

		$4,235,706

(2) Amortization of intangible assets acquired
(3) Interest payable accrued on the notes issued for the financing at 12% per annum

NETSOL TECHNOLOGIES INC AND SUBSIDIARIES
CONSOLIDATED PRO-FORMA STATEMENT OF OPERATIONS
FOR THE NINE MONTH PERIODS ENDED MARCH 31, 2006
(UNAUDITED)

	NetSol	McCue Systems
	Nine month period ended 3-31-06		Pro Forma		Pro Forma
	(Unaudited)	(Unaudited)	Adjustment		Combined

Net Revenue	$14,040,185	$4,508,411	$-		$18,548,596

Cost of revenue	5,962,913	1,899,159	-		7,862,072

Gross profit	8,077,272	2,609,252	-		10,686,524

Operating expenses	6,848,682	2,100,006	518,827	(2)	9,658,121
			190,608	(3)
Income (loss) from operations	1,228,590	509,246	(709,435)		1,028,403

Other income and (expenses)	(178,117)	57,165	-		(120,952)

Income (loss) from continuing operations	1,050,473	566,411	(709,435)		907,451

Minority interest in subsidiary	(699,872)	-	-		(699,872)

Net income (loss)	350,601	566,411	(709,435)		207,579

Other comprehensive income (loss):
Translation adjustment	201,100	-	-		201,100

Comprehensive income (loss)	$551,701	$566,411	$(709,435)		$408,679

EARNINGS PER SHARE

Weighted -average number of shares outstanding:
Basic	15,225,903	669,539			15,895,442
Diluted	15,651,130	730,014			16,381,144

Income (loss) per share:
Basic	$0.02	$0.85			$0.01
Diluted	$0.02	$0.78			$0.01

NOTES:
(1) Weighted-average number of shares outstanding for the combined entity includes all shares issued for the acquisition of 958,213 shares as if outstanding as of July 1, 2004.
(2) Amortization of intangible assets acquired in acquisition
(3) Interest on notes payable for the financing of the initial installment @ 12% per annum.

NETSOL TECHNOLOGIES INC AND SUBSIDIARIES
PRO-FORMA FINANCIAL STATEMENTS
JUNE 30, 2005
(UNAUDITED)

The following unaudited Pro-Forma Statement of Financial Conditions and Statement of Operations have been derived from the audited consolidated financial statements of NetSol Technologies, Inc. (“NetSol”) as of June 30, 2005 and the unaudited financial statements of McCue Systems, Incorporated (a California corporation) (“McCue Systems”) as of June 30, 2005. The unaudited Pro Forma Statement of Financial Conditions and Statement of Operations reflect the 100% acquisition of McCue Systems by NetSol under a stock purchase agreement. The Company has accounted for the acquisition under the purchase method of accounting for business combinations. The pro-forma Statement of Financial Conditions and the pro-forma Statements of Operations assumes the acquisition was consummated as of July 1, 2004, the beginning of NetSol Technologies fiscal year.

The initial purchase of $4,235,706 is price is based on the December 31, 2005 audited financial statements of McCue Systems. The other half is due in two installments; the first 25% after the audited December 31, 2006 financial statements have been prepared, and the second 25% after the audited December 31, 2007 financial statements have been prepared.

The Pro-Forma Statement of Financial Conditions and Statement of Operations should be read in conjunction with the Consolidated Financial Statements of NetSol, related Notes to the financial statements, and the Financial Statements of McCue Systems. The Pro-Forma statements do not purport to represent what the Company’s financial condition and results of operations would actually have been if the acquisition of McCue Systems had occurred on the date indicated or to project the Company’s results of operations for any future period or date. The Pro-Forma adjustments, as described in the accompanying data, are based on available information and the assumptions set forth in the notes below, which management believes are reasonable.

NETSOL TECHNOLOGIES INC AND SUBSIDIARIES
CONSOLIDATED PRO-FORMA STATEMENT OF FINANCIAL CONDITIONS
AS OF JUNE 30, 2005
(UNAUDITED)

	NetSol	McCue Systems
	as of 6/30/05	as of 6/30/05	Pro Forma		Pro Forma
	(Audited)	(Unaudited)	Adjustment		Combined

ASSETS

Current Assets	$8,373,861	$1,759,734			$10,133,595
Property & equipment, net	5,114,776	50,808	-		5,165,584
Intangible assets, net	7,637,397	136,950	5,056,995	(1)	12,139,573
			(691,769)	(2)
Total assets	$21,126,034	$1,947,492	$4,365,226		$27,438,752

LIABILITIES & STOCKHOLDERS' EQUITY

Current liabilities	$4,602,164	$2,768,781	$254,144	(3)	$7,625,089
Obligations under capitalized leases,
less current maturities	122,426	-	-		122,426
Notes payable	-	-	2,117,864	(1)	2,117,864
Deferred liability	313,397	-	-	(1)	313,397
Convertible debenture	138,175	-			138,175

Total liabilities	5,176,162	2,768,781	2,372,008		10,316,951
Minority interest	700,320	-	-		700,320

Stockholders' equity;
Common stock	13,831	2,710,275	(2,709,317)	(1)	14,789
Additional paid in capital	46,610,747	31,727	2,085,157	(1)	48,727,631
Stock subscription receivable	(616,650)	(125,000)	125,000	(1)	(616,650)
Treasury stock	(27,197)	-	-		(27,197)
Common stock to be issued	108,500				108,500
Other comprehensive income (loss)	(520,691)	-	-		(520,691)
Accumulated deficit	(30,318,988)	(3,438,291)	3,438,291	(1)	(31,264,901)
			(945,913)	(2), (3)
Total stockholders' equity	15,249,552	(821,289)	1,993,218		16,421,481

Total liabilities and stockholders' equity	$21,126,034	$1,947,492	$4,365,226		$27,438,752

NOTES:

(1) Elimination of Common stock and accumulated earnings of McCue Systems before the acquisition and to record the purchase of McCue Systems by NetSol.

The initial purchase price is $4,235,706 of which one-half is due at closing in cash and stock. The 2nd installment is due 12 months later and the 3rd installment is due 24 months later, based upon audited financials statements of the subsequent periods.

The initial purchase price and 1st installment allocation is as follows:

Purchase Price allocation:		1st Installment
Common Stock, 958,213 shares		$958
Additional paid in capital		2,116,884
Cash, provided by financing		2,117,864
Additional consideration payable		-
Total purchase price		$4,235,706

McCue equity (net assets and liabilities)		$(821,289)
Intangible assets:
Customer Lists	3,331,337	3,331,337
Licenses	127,510	127,510
Goodwill	5,833,894	1,598,148
	9,292,741	5,056,995

		$4,235,706

(2) Amortization of intangible assets acquired
(3) Interest payable accrued on the notes issued for the financing at 12% per annum

NETSOL TECHNOLOGIES INC AND SUBSIDIARIES
CONSOLIDATED PRO-FORMA STATEMENT OF OPERATIONS
FOR THE TWELVE MONTH PERIOD ENDED JUNE 30, 2005
(UNAUDITED)

	NetSol	McCue Systems
	For the twelve month period ended 6-30-05		Pro Forma		Pro Forma
	(Audited)	(Unaudited)	Adjustment		Combined

Net Revenue	$12,437,653	$4,415,680	$-		$16,853,333

Cost of revenue	4,754,749	2,308,733	-		7,063,482

Gross profit	7,682,904	2,106,947	-		9,789,851

Operating expenses	6,618,199	2,347,229	691,769	(2)	9,911,339
			254,144	(3)
Income (loss) from operations	1,064,705	(240,282)	(945,913)		(121,488)

Other income and (expenses)	(290,307)	6,071	-		(284,236)

Income (loss) from continuing operations	774,398	(234,211)	(945,913)		(405,724)

Minority interest in subsidiary	(111,073)	-	-		(111,073)

Net income (loss)	663,325	(234,211)	(945,913)		(516,797)

Other comprehensive income (loss):
Translation adjustment	(282,129)	-	-		(282,129)

Comprehensive income (loss)	$381,196	$(234,211)	$(945,913)		$(798,926)

EARNINGS PER SHARE

Weighted -average number of shares outstanding:
Basic	12,555,838	669,539			13,225,377
Diluted	15,734,536	669,539			16,404,075

Income (loss) per share
Basic	$0.05	$(0.35)			$(0.04)
Diluted	$0.04	$(0.35)			$(0.03)

CQ SYSTEMS, LTD
UNAUDITED CONSOLIDATED BALANCE SHEET - ASSETS

	Note	9 months to Dec 31 2004 £	9 months to Dec 31 2003 £
CURRENT ASSETS
Cash and cash equivalents		540,732	562,325
Accounts receivable (net of £5,000 bad debt provision)		451,509	595,340
Prepaid expenses and other receivables		66,748	80,317
TOTAL CURRENT ASSETS		1,058,989	1,237,982

AUTOMOBILES & EQUIPMENT	2
Automobiles		49,732	64,727
Fixtures & Fittings		185,790	172,841
Computer Software & Equipment		661,375	575,328
		896,897	812,896

Less accumulated depreciation		714,975	657,760
		181,922	155,136
		1,240,911	1,393,118

LIABILITIES AND SHAREHOLDERS’ EQUITY

		9 months to Dec 31 2004 £	9 months to Dec 31 2003 £
CURRENT LIABILITIES
Accounts payable		16,828	25,792
Hire purchase liabilities		44,962	28,710
Payroll, Vat and corporation taxes payable		176,180	174,356
Accrued liabilities		41,329	96,961
Deferred income		486,915	421,161
TOTAL CURRENT LIABILITIES		766,214	746,980
LONG TERM LIABILITIES AND PROVISIONS
Hire purchase liabilities		66,871
Deferred tax		2,916	42,808
TOTAL LIABILITIES		836,001	789,788
SHAREHOLDERS’ EQUITY	7
Ordinary Shares 1,000,000 shares authorised £0.20 par value Issued and outstanding 500,000 shares		100,000	100,000
Retained earnings		304,910	503,330
		1,240,911	1,393,118

See notes to financial statements.

CQ SYSTEMS, LTD.
UNAUDITED CONSOLIDATED STATEMENTS OF INCOME AND RETAINED EARNINGS

	Note	9 months to Dec 31 2004 £	9 months to Dec 31 2003 £

NET REVENUE	1.b	1,813,546	2,014,630
COST OF REVENUE		99,572	954,969

GROSS PROFIT		1,713,974	1,059,661

OPERATING EXPENSES	1.e	1,675,748	605,361

INCOME FROM OPERATIONS		38,226	454,300

OTHER INCOME (EXPENSES)
Interest income		19,325	16,404
Interest payable		(4,498)	(6,824)

INCOME BEFORE CORPORATION AND DEFERRED TAXES		53,053	463,880

UK CORPORATION AND DEFERRED TAXES	3	(10,080)	(82,833)

NET INCOME		42,973	381,047

RETAINED EARNINGS
Beginning of year		400,686	227,997
Less: Dividends		(138,749)	(105,714)
End of year		304,910	503,330

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

	9 months to Dec 31 2004 £	9 months to Dec 31 2003 £

NET INCOME	42,973	381,047

COMPREHENSIVE INCOME	42,973	381,047

See notes to financial statements.

CQ SYSTEMS, LTD.
UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS

	9 months to Dec 31 2004 £	9 months to Dec 31 2003 £

CASH FLOWS FROM OPERATING ACTIVITIES

Cash received from customers	1,756,070	1,850,096
Cash paid to suppliers and employees	(1,616,573)	(1,540,468)
Interest received	19,325	16,405
Interest paid	(4,498)	(6,824)
Corporation tax paid	(139,331)	(27,878)
Net cash provided by operating activities	14,993	291,331

CASH FLOWS FROM INVESTING ACTIVITIES
Net sales (purchases) of equipment	(144,999)	(71,427)

Net cash used by investing activities	(144,999)	(71,427)

CASH FLOWS FROM FINANCING ACTIVITIES
Dividends paid	(138,750)	(105,714)

Net cash used by financing activities	(138,750)	(105,714)

NET (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS	(268,756)	114,190

CASH AND CASH EQUIVALENTS
Beginning of year	809,488	448,136
End of year	540,732	562,326

See notes to financial statements.

CQ SYSTEMS, LTD.
UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS - Continued

	9 months to Dec 31 2004 £	9 months to Dec 31 2003 £

RECONCILIATION OF NET INCOME TO CASH PROVIDED BY OPERATING ACTIVITIES
Net Income	42,973	381,047
Adjustments to reconcile net income to net cash provided by operating activities:
Profit on sale of asset	(5,207)
Depreciation	49,868	61,582
Decrease/(increase) in accounts receivable and other debtors	(57,476)	(191,080)
Increase in accounts payable and other creditors	114,086	(43,051)
Increase (decrease) in corporation taxes payable	(129,251)	82,833
Increase in deferred taxes	(38,060)	(89,716)
	14,993	291,331

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

1.	Summary of significant accounting policies

The accompanying consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (US GAAP) and are stated in United Kingdom sterling.

In preparing the consolidated financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated balance sheet and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

a.	Principles of consolidation

The consolidated financial statements include the financial statements of the company and its subsidiary. The group’s subsidiary is Custom Quest Limited, a dormant company that has not traded since 31 May 2001 in which the group has a 100% direct holding in the voting rights. The net assets of the subsidiary company since cessation of trade is £nil.

b.	Revenue

The group recognises its revenue in accordance with the Securities and Exchange Commissions (“SEC”) Staff Accounting Bulletin No 104 “Revenue recognition in Financial Statements”.

Licence revenue is recognised where orders have been signed and the product is delivered. In contracts with multiple elements revenues are allocated to each element based on the fair value on completion, delivery and acceptance by the customer. For other services related activity, revenue is recognised when earned and billed using the time and material basis.

c.	Automobiles and equipment

Depreciation is provided at the following rates in order to write off each asset over its useful life;

Computer software	50% straight line
Office furniture and fittings	15% straight line
Computer equipment	33.33% straight line
Automobiles	25% straight line

The group evaluates tangible fixed assets for impairment losses at least annually and whenever events or changes in circumstances indicate that the carrying amount may not be recoverable or is greater than its fair value.

Long-lived assets

Effective January 1 2002, the group adopted Statement of Financial Accounting Standards No 144 “Accounting for the impairment or disposal of long-lived assets” (“SFAS 144”) which addresses financial accounting and reporting for the impairment or disposal of long-lived assets. The group has evaluated the carrying value of long-lived assets held in accordance with SFAS 144. SFAS 144 requires impairment losses to be recorded on long-lived assets when indicators of impairment are present where the carrying amount exceeds the fair value of the asset. Based on its review, the group believes that as of March 31 2004 and 2003, there were no significant impairments of its long-lived assets.

NOTES TO FINANCIAL STATEMENTS - Continued

d.	Deferred Tax

Deferred tax is recognised in respect of all timing differences that have originated but not reversed at the balance sheet date. These reflect the expected future tax consequences of temporary differences between the carrying amounts of assets and liabilities at the balance sheet date and their respective tax bases.

e.	Research and Development

Expenditure on research and development is written off in the year in which it is incurred. Development costs on computer software that is to be sold relates to bespoke work undertaken for particular customers as and when requested. Under these circumstances, these costs are written off as incurred rather than capitalised and amortised, as they relate solely to the individual customers specifications rather than being available for general release to customers.

f.	Advertising

The company expenses advertising costs as they are incurred.

g.	Hire Purchase and Leasing Commitments

Assets obtained under hire purchase contracts are capitalised in the balance sheet and are depreciated over their useful estimated lives.

The interest element of these obligations are charged to the statement of income and retained earnings over the lease term. The capital element of the future payments is treated as liability.

Rentals paid under operating leases are charged to the statement of income and retained earnings on a straight line basis.

h.	Pensions

The company operates a defined contribution pension scheme. Contributions payable for the year are charged in the statement of income and retained earnings.

i.	Cash and cash equivalents

Cash and cash equivalents consist of cash at bank and in hand.

j.	Foreign currency transactions

Accounting principles generally require that recognised revenue, expenses, gains and losses be included in net income. Certain statements however require entities to report specific changes in assets and liabilities, such as a gain or loss on a foreign currency translation, as a separate component of the equity section of the balance sheet. Such items, along with net income, are components of comprehensive income. Cumulative translation adjustments were insignificant in both the year and preceding year.

2.	SECURED CREDITORS

The amounts owed under hire purchase contracts totaling £111,833 (2003 - £61,698) are secured on the assets acquired.

NOTES TO FINANCIAL STATEMENTS - Continued

3.	CORPORATION TAX

Provision is made for United Kingdom corporation tax payable on the group’s taxable net income. This is provided for at the rate of tax prevailing at that time. The current standard corporation tax rate in the United Kingdom is 30%. Deferred tax is provided using the standard rate.

The UK corporation and deferred tax charge is stated below:-

	9 months to Dec 31 2004 £	9 months to Dec 31 2003 £
Corporation tax	10,080	82,833
	10,080	82,833

4.	COMMITMENTS

The group is committed to making operating lease payments of £82,500 in the forthcoming year.

NOTES TO FINANCIAL STATEMENTS - Continued

5.	SHAREHOLDERS EQUITY

	Dec 31 2004 £	March 31 2004 £
Net income for year	42,973	381,047
Dividends	(138,749)	(105,714)
Net profit (loss) to shareholders equity	(95,776)	275,333
Opening Shareholders equity	400,686	227,997
Closing Shareholders equity	304,910	503,330

REPORT OF THE DIRECTORS
FOR THE YEAR ENDED 31 MARCH 2004

The directors present their report with the financial statements of the group for the year ended 31 March 2004.

PRINCIPAL ACTIVITY
The principal activity of the group in the year under review was that of the provision of computer software and services.

DIRECTORS
The directors during the year under review were:

P J Grace
G E Tarrant
I M Tarrant
A Elliott
J Halliday
J Manktelow
C S Taylor - appointed 05/02/04

The beneficial interests of the directors holding office on 31 March 2004 in the issued share capital of the company were as follows:

		01.04.03
		or date of
		appointment
	31.03.04	if later
Ordinary £0.20 shares
P J Grace	75,000	75,000
G E Tarrant	150,000	150,000
I M Tarrant	150,000	150,000
A Elliott	55,983	55,983
J Halliday	38,034	38,034
J Manktelow	30,983	30,983
C S Taylor	-	-

The directors’ interests above include shares held by connected persons.

STATEMENT OF DIRECTORS' RESPONSIBILITIES
Company law requires the directors to prepare financial statements for each financial year which give a true and fair view of the state of affairs of the company and of the profit or loss of the company for that period. In preparing those financial statements, the directors are required to
-	select suitable accounting policies and then apply them consistently;
-	make judgements and estimates that are reasonable and prudent;
-	prepare the financial statements on the going concern basis unless it is inappropriate to presume that the company will continue in business.

The directors are responsible for keeping proper accounting records which disclose with reasonable accuracy at any time the financial position of the company. They are also responsible for safeguarding the assets of the company and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.

ON BEHALF OF THE BOARD:

Secretary: P. Tarrant
Date: 24th January 2005

INDEPENDENT AUDITOR’S REPORT

Board of Directors
CQ Systems Limited
Horsham, United Kingdom

We have audited the consolidated balance sheets of CQ Systems Limited, a United Kingdom corporation, as of March 31, 2004 and 2003, and the related statements of operations, and cash flows for the years ended March 31, 2004 and 2003. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit of these statements in accordance with auditing standards generally accepted in the United Kingdom. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, based on our audits, the financial statements referred to above present fairly, in all material respects, the financial position of CQ Systems Limited as of March 31, 2004 and 2003, and the results of its consolidated operations and its cash flows for the years ended March 31, 2004 and 2003 in conformity with accounting principles generally accepted in the United States of America. The details were extracted from the financial statements prepared under United Kingdom GAAP. The financial statements prepared under United Kingdom GAAP were audited by ourselves with an unqualified Audit Report issued.

/s/ CMB Partnership
CMB Partnership

Surrey, United Kingdom
24 January 2005

CQ SYSTEMS, LTD.
CONSOLIDATED BALANCE SHEET - ASSETS

		March 31
	Note	2004 £	2003 £
CURRENT ASSETS
Cash and cash equivalents		809,488	448,136
Accounts receivable (net of £5,000 bad debt provision)		400,280	435,806
Prepaid expenses and other receivables		60,501	47,216
TOTAL CURRENT ASSETS		1,270,269	931,158

AUTOMOBILES & EQUIPMENT	2
Automobiles		64,725	39,732
Furniture and equipment		172,841	155,093
Computer equipment		580,772	546,646
		818,338	741,471

Less accumulated depreciation		676,768	616,420
		141,570	125,051
		1,411,839	1,056,209

LIABILITIES AND SHAREHOLDERS’ EQUITY
		March 31
		2004 £	2003 £
CURRENT LIABILITIES
Accounts payable		16,682	21,365
Hire purchase liabilities		23,428	32,153
Payroll, Vat and corporation taxes payable		283,017	135,117
Dividends payable		53,062	30,000
Accrued liabilities		75,197	92,911
Deferred income		418,581	410,193
TOTAL CURRENT LIABILITIES		869,967	721,739
LONG TERM LIABILITIES AND PROVISIONS
Hire purchase liabilities		38,270	5,275
Deferred tax		2,916	1,198
TOTAL LIABILITIES		911,153	728,212
SHAREHOLDERS’ EQUITY	7
Ordinary Shares 1,000,000 shares authorised £0.20 par value Issued and outstanding 500,000 shares		100,000	100,000
Retained earnings		400,686	227,997
		1,411,839	1,056,209
…………………….   ……………………..
Approved and signed on behalf of the board of directors on

See notes to financial statements.

CQ SYSTEMS, LTD.
CONSOLIDATED STATEMENTS OF INCOME AND RETAINED EARNINGS

	Note	Year ended March 31 2004 £	Year ended March 31 2003 £

NET REVENUE	1.b	2,739,303	2,471,477
COST OF REVENUE		1,082,577	1,069,974

GROSS PROFIT		1,656,726	1,401,503

OPERATING EXPENSES	1.e	1,119,171	1,302,176

INCOME FROM OPERATIONS		537,555	99,327

OTHER INCOME (EXPENSES)
Interest income		19,483	10,257
Interest payable		(5,238)	(3,530)

INCOME BEFORE CORPORATION AND DEFERRED TAXES		551,800	106,054

UK CORPORATION AND DEFERRED TAXES	3	(141,049)	(29,076)

NET INCOME		410,751	76,978

RETAINED EARNINGS
Beginning of year		227,997	181,019
Less: Dividends		(238,062)	(30,000)
End of year		400,686	227,997

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

	Year ended March 31 2004 £	Year ended March 31 2003 £

NET INCOME	410,751	76,978

COMPREHENSIVE INCOME	410,751	76,978

See notes to financial statements.

CQ SYSTEMS, LTD.
CONSOLIDATED STATEMENTS OF CASH FLOWS

	Year ended March 31 2004 £	Year ended March 31 2003 £

CASH FLOWS FROM OPERATING ACTIVITIES

Cash received from customers	2,761,544	2,343,179
Cash paid to suppliers and employees	(2,074,453)	(2,235,165)
Interest received	19,483	10,257
Interest paid	(5,238)	(3,530)
Corporation tax paid	(27,878)	(8,782)
Net cash provided by operating activities	673,458	105,959

CASH FLOWS FROM INVESTING ACTIVITIES
Net sales (purchases) of equipment	(97,106)	(27,462)

Net cash used by investing activities	(97,106)	(27,462)

CASH FLOWS FROM FINANCING ACTIVITIES
Dividends paid	(215,000)	-

Net cash used by financing activities	(215,000)	-

NET INCREASE IN CASH AND CASH EQUIVALENTS	361,352	78,497

CASH AND CASH EQUIVALENTS
Beginning of year	448,136	369,639
End of year	809,488	448,136

See notes to financial statements.

CQ SYSTEMS, LTD.
CONSOLIDATED STATEMENTS OF CASH FLOWS - Continued

	Year ended March 31 2004 £	Year ended March 31 2003 £

RECONCILIATION OF NET INCOME TO CASH PROVIDED BY OPERATING ACTIVITIES
Net Income	410,751	76,978
Adjustments to reconcile net income to net cash provided by operating activities:

Depreciation	80,587	111,390
Decrease/(increase) in accounts receivable and other debtors	22,241	(128,297)
Increase in accounts payable and other creditors	46,708	25,594
Increase in corporation taxes payable	111,453	19,096
Increase in deferred taxes	1,718	1,198
	262,707	28,981
	673,458	105,959

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

2.	Summary of significant accounting policies

The accompanying consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (US GAAP) and are stated in United Kingdom sterling.

In preparing the consolidated financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated balance sheet and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

b.	Principles of consolidation

The consolidated financial statements include the financial statements of the company and its subsidiary. The group’s subsidiary is Custom Quest Limited, a dormant company that has not traded since 31 May 2001 in which the group has a 100% direct holding in the voting rights. The net assets of the subsidiary company since cessation of trade is £nil.

b.	Revenue

The group recognises its revenue in accordance with the Securities and Exchange Commissions (“SEC”) Staff Accounting Bulletin No 104 “Revenue recognition in Financial Statements”.

Licence revenue is recognised where orders have been signed and the product is delivered. In contracts with multiple elements revenues are allocated to each element based on the fair value on completion, delivery and acceptance by the customer. For other services related activity, revenue is recognised on a time and material basis.

c.	Automobiles and equipment

Depreciation is provided at the following rates in order to write off each asset over its useful life;

Computer software	50% straight line
Office furniture and fittings	15% straight line
Computer equipment	33.33% straight line
Automobiles	25% straight line

The group evaluates tangible fixed assets for impairment losses at least annually and whenever events or changes in circumstances indicate that the carrying amount may not be recoverable or is greater than its fair value.

Long-lived assets

Effective January 1 2002, the group adopted Statement of Financial Accounting Standards No 144 “Accounting for the impairment or disposal of long-lived assets” (“SFAS 144”) which addresses financial accounting and reporting for the impairment or disposal of long-lived assets. The group has evaluated the carrying value of long-lived assets held in accordance with SFAS 144. SFAS 144 requires impairment losses to be recorded on long-lived assets when indicators of impairment are present where the carrying amount exceeds the fair value of the asset. Based on its review, the group believes that as of March 31 2004 and 2003, there were no significant impairments of its long-lived assets.

NOTES TO FINANCIAL STATEMENTS - Continued

d.	Deferred Tax

Deferred tax is recognised in respect of all timing differences that have originated but not reversed at the balance sheet date. These reflect the expected future tax consequences of temporary differences between the carrying amounts of assets and liabilities at the balance sheet date and their respective tax bases.

f.	Research and Development

Expenditure on research and development is written off in the year in which it is incurred. Development costs on computer software that is to be sold relates to bespoke work undertaken for particular customers as and when requested. Under these circumstances, these costs are written off as incurred rather than capitalised and amortised, as they relate solely to the individual customers specifications rather than being available for general release to customers.

f.	Advertising

The company expenses advertising costs as they are incurred.

k.	Hire Purchase and Leasing Commitments

Assets obtained under hire purchase contracts are capitalised in the balance sheet and are depreciated over their useful estimated lives.

The interest element of these obligations are charged to the statement of income and retained earnings over the lease term. The capital element of the future payments is treated as liability.

Rentals paid under operating leases are charged to the statement of income and retained earnings on a straight line basis.

l.	Pensions

The company operates a defined contribution pension scheme. Contributions payable for the year are charged in the statement of income and retained earnings.

m.	Cash and cash equivalents

Cash and cash equivalents consist of cash at bank and in hand.

n.	Foreign currency transactions

Accounting principles generally require that recognised revenue, expenses, gains and losses be included in net income. Certain statements however require entities to report specific changes in assets and liabilities, such as a gain or loss on a foreign currency translation, as a separate component of the equity section of the balance sheet. Such items, along with net income, are components of comprehensive income. Cumulative translation adjustments were insignificant in both the year and preceding year.

2.	SECURED CREDITORS

The amounts owed under hire purchase contracts totalling £61,698 (2003 - £37,428) are secured on the assets acquired.

NOTES TO FINANCIAL STATEMENTS - Continued

3.	CORPORATION AND DEFERRED TAXES

Provision is made for United Kingdom corporation tax payable on the group’s taxable net income. This is provided for at the rate of tax prevailing at that time. The current standard corporation tax rate in the United Kingdom is 30%. Deferred tax is provided using the standard rate.

The UK corporation and deferred tax charge is stated below:-

	Year Ended March 31 2004 £	Year Ended March 31 2003 £
Corporation tax	139,331	27,878
Deferred tax	1,718	1,198
	141,049	29,076

The corporation tax assessed for the year is set out below:-

	Year Ended March 31 2004 £	Year Ended March 31 2003 £
Net Income	551,800	106,064

Net income multiplied by standard rate of corporation tax of 30% (2003: small companies corporation tax rate of 19%)	165,540	20,150

Effects of:-

Excess of capital allowances over depreciation	(1,099)	6,950
Expenses not allowable for tax	977	778
Marginal relief	(26,087)	-
	139,331	27,878

4.	COMMITMENTS

The group is committed to making operating lease payments of £82,500 in the forthcoming year.

NOTES TO FINANCIAL STATEMENTS - Continued

5.	MAJOR CUSTOMERS

Revenue from customers accounting for more than 10% of the total net revenue for the year are as follows:

Singer & Friedlander Insurance Finance Limited	£689,375
Cattles Commercial Leasing Limited and Cattles Commercial Finance Limited	£544,459

6.	DIVIDENDS

The shareholders of the company in their meeting dated 23 September 2003 approved a dividend of £185,000. A further dividend of £53,062 was approved at a meeting held on 26 February 2004.

7.	SHAREHOLDERS EQUITY

	March 31 2004 £	March 31 2003 £

Net income for year	410,751	76,978
Dividends	(238,062)	(30,000)

Net addition to shareholders equity	172,689	46,978

Opening Shareholders equity	327,997	281,019

Closing Shareholders equity	500,686	327,997

COMPANY BALANCE SHEET - ASSETS

		March 31
	Note	2004 £	2003 £
CURRENT ASSETS
Cash and cash equivalents		809,488	448,136
Accounts receivable (net of £5,000 bad debt provision)		400,280	435,806
Prepaid expenses and other debtors		60,501	47,216
TOTAL CURRENT ASSETS		1,270,269	931,158

EQUIPMENT	2
Automobiles		64,725	39,732
Furniture and equipment		172,841	155,093
Computer equipment		580,772	546,646
		818,338	741,471

Less accumulated depreciation		676,768	616,420
		141,570	125,051
		1,411,839	1,056,209

LIABILITIES AND SHAREHOLDERS’ EQUITY
	March 31
	2004 £	2003 £
CURRENT LIABILITIES
Accounts payable	16,682	21,365
Hire purchase liabilities	23,428	32,153
Payroll, Vat and corporation taxes payable	283,017	135,117
Dividends payable	53,062	30,000
Accrued liabilities	75,197	92,911
Deferred income	418,581	410,193
TOTAL CURRENT LIABILITIES	869,967	721,739
LONG TERM LIABILITIES AND PROVISIONS
Hire purchase liabilities	38,270	5,275
Deferred tax	2,916	1,198
TOTAL LIABILITIES	911,153	728,212
SHAREHOLDERS’ EQUITY
Ordinary Shares 1,000,000 shares authorised £0.20 par value Issued 500,000 shares	100,000	100,000
Retained earnings	400,686	227,997
	1,411,839	1,056,209

…………………….   ……………………..
Approved and signed on behalf of the board of directors on

NETSOL TECHNOLOGIES INC AND SUBSIDIARIES
PRO-FORMA FINANCIAL STATEMENTS
DECEMBER 31, 2004
(UNAUDITED)

The following unaudited Pro-Forma Statement of Financial Conditions and Statement of Operations have been derived from the unaudited consolidated financial statements of NetSol Technologies, Inc. (“NetSol”) for the six months ending December, 2004 and the unaudited financial statements of CQ Systems Limited (a UK corporation) (“CQ Systems”) for the nine months ending December 31, 2004. The unaudited Pro Forma Statement of Financial Conditions and Statement of Operations reflect the 100% acquisition of CQ Systems by NetSol under a stock purchase agreement. The Company has accounted for the acquisition under the purchase method of accounting for business combinations. The pro-forma Statement of Financial Conditions assumes the acquisition was consummated as of December 31, 2004, and the pro-forma Statements of Operations assumes the acquisition was consummated as of July 1, 2003, the beginning of NetSol Technologies fiscal year.

The purchase price is £3,576,335 or $6,730,382 of which one-half is due in cash and shares of NetSol’s common stock at closing. The other half is due after the audited March 31, 2006 financial statements have been prepared. The initial purchase price is based on the March 31, 2005 audited financial statements of CQ Systems. The final purchase price will be adjusted either up or down when the audited March 31, 2006 financial statements are completed.

The Pro-Forma Statement of Financial Conditions and Statement of Operations should be read in conjunction with the Consolidated Financial Statements of NetSol, related Notes to the financial statements, and the Financial Statements of CQ Systems. The Pro-Forma statements do not purport to represent what the Company’s financial condition and results of operations would actually have been if the acquisition of CQ Systems had occurred on the date indicated or to project the Company’s results of operations for any future period or date. The Pro-Forma adjustments, as described in the accompanying data, are based on available information and the assumptions set forth in the notes below, which management believes are reasonable.

NETSOL TECHNOLOGIES INC AND SUBSIDIARIES
CONSOLIDATED PRO-FORMA STATEMENT OF FINANCIAL CONDITIONS
FOR THE PERIOD ENDED DECEMBER 31, 2004
(UNAUDITED)

	NetSol	CQ Systems
	as of 12/31/04	as of 12/31/04	Pro Forma		Pro Forma
	(Historical)	(Historical)	Adjustment		Combined

ASSETS

Current Assets	$5,554,445	$2,013,642	$(700,000)	(1)	$6,868,087
Property & equipment, net	4,276,307	339,527	-		4,615,834
Intangible assets, net	4,003,152	-	3,507,687	(1)	7,510,839

Total assets	$13,833,904	$2,353,169	$2,807,687		$18,994,760

LIABILITIES & STOCKHOLDERS' EQUITY

Current liabilities	$2,527,728	$1,467,228	$-		$3,994,957
Obligations under capitalized leases,
less current maturities	56,910	124,803	-		181,713
Deferred tax	-	5,442	-		5,442
Notes payable	-	-	1,886,588	(1)	1,886,587
Convertible debenture	112,500	-	-		112,500

Total liabilities	2,697,138	1,597,473	1,886,588		6,181,199
Minority Interest	99,752	-	-		99,752

Stockholders' equity;
Common stock	12,254	159,210	(158,528)	(1)	12,936
Additional paid in capital	43,119,861	-	1,676,113	(1)	44,795,974
Common stock to be issued	254,800	-	-		254,800
Stock subscription receivable	(1,375,642)	-	-		(1,375,642)
Treasury stock	(27,197)	-	-		(27,197)
Other comprehensive income (loss)	(323,619)	43,149	(43,149)	(1)	(323,619)
Accumulated earnings (deficit)	(30,623,443)	553,337	(553,337)	(1)	(30,623,443)

Total stockholders' equity	11,037,014	755,696	921,099		12,713,809

Total liabilities and stockholders' equity	$13,833,904	$2,353,169	$2,807,687		$18,994,760

NOTES:

(1) Elimination of Common stock and accumulated earnings of CQ Systems before the acquisition and to record the purchase of CQ Systems by NetSol.

The initial purchase price is $6,730,382, of which one-half is due at closing in cash and stock and the remaining half to be paid after the audited March 31, 2006 financials have been prepared.

The initial purchase price and 1st installment allocation is as follows:

Purchase Price allocation:		Initial	1st Installment
Common Stock, 681,965 shares		$682	$682
Additional paid in capital		1,676,113	1,676,113
Cash		700,000	700,000
Cash, provided by short-term notes		1,000,000	1,000,000
Additional consideration payable		3,353,587	886,588
Total purchase price		$6,730,382	$4,263,383

CQ equity (net assets and liabilities)		$755,696	$755,696
Intangible assets:
Customer Lists	1,316,880		1,316,880
Licenses	2,190,807		2,190,807
Goodwill	2,466,999
	5,974,686	5,974,686	3,507,687

		$6,730,382	$4,263,383

NETSOL TECHNOLOGIES INC AND SUBSIDIARIES
CONSOLIDATED PRO-FORMA STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED DECEMBER 31, 2004
(UNAUDITED)

	NetSol	CQ Systems
	as of 12/31/04	as of 12/31/04	Pro Forma		Pro Forma
	(Historical)	(Historical)	Adjustment		Combined

Net Revenue	$4,781,532	$2,485,266	$-		$7,266,798

Cost of revenue	1,580,620	1,550,006	-		3,130,626

Gross profit	3,200,912	935,260	-		4,136,172

Operating expenses	2,757,165	833,863	350,769	(3)	3,941,794

Income (loss) from operations	443,747	101,397	(350,769)		194,378

Other income and (expenses)	(379,314)	6,782	-		(372,532)

Income (loss) from continuing operations	64,433	108,179	(350,769)		(178,154)

Minority interest in subsidiary	14,259	-	-		14,259

Net income (loss)	78,692	108,179	(350,769)		(163,895)

Other comprehensive income (loss):
Translation adjustment	(173,409)	(95,635)	-		(269,044)

Comprehensive income (loss)	$(94,717)	$12,544	$(350,769)		$(432,939)

EARNINGS PER SHARE

Weighted -average number of
shares outstanding	10,755,918	100,000			10,855,918

Income (loss) per share	$0.01	$1.08			$(0.02)

NOTES:
(1) Loss per share data shown above are applicable for primary
(2) Weighted-average number of shares outstanding for the combined entity includes all shares issued for the acquisition of 681,964 shares as if outstanding as of July 1, 2003.
(3) Amortization of intangible assets acquired in acquisition

NETSOL TECHNOLOGIES INC AND SUBSIDIARIES
PRO-FORMA FINANCIAL STATEMENTS
JUNE 30, 2004
(UNAUDITED)

The following unaudited Pro-Forma Statement of Financial Conditions and Statement of Operations have been derived from the audited consolidated financial statements of NetSol Technologies, Inc. (“NetSol”) as of June 30, 2004 and the audited financial statements of CQ Systems Limited (a UK corporation) (“CQ Systems”) as of March 31, 2004. The unaudited Pro Forma Statement of Financial Conditions and Statement of Operations reflect the 100% acquisition of CQ Systems by NetSol under a stock purchase agreement. The Company has accounted for the acquisition under the purchase method of accounting for business combinations. The pro-forma Statement of Financial Conditions assumes the acquisition was consummated as of June 30, 2004, and the pro-forma Statements of Operations assumes the acquisition was consummated as of July 1, 2003, the beginning of NetSol Technologies fiscal year.

The purchase price is £3,576,335 or $6,730,382 of which one-half is due in cash and shares of NetSol’s common stock at closing. The other half is due after the audited March 31, 2006 financial statements have been prepared. The initial purchase price is based on the March 31, 2005 audited financial statements of CQ Systems. The final purchase price will be adjusted either up or down when the audited March 31, 2006 financial statements are completed.

The Pro-Forma Statement of Financial Conditions and Statement of Operations should be read in conjunction with the Consolidated Financial Statements of NetSol, related Notes to the financial statements, and the Financial Statements of CQ Systems. The Pro-Forma statements do not purport to represent what the Company’s financial condition and results of operations would actually have been if the acquisition of CQ Systems had occurred on the date indicated or to project the Company’s results of operations for any future period or date. The Pro-Forma adjustments, as described in the accompanying data, are based on available information and the assumptions set forth in the notes below, which management believes are reasonable.

NETSOL TECHNOLOGIES INC AND SUBSIDIARIES
CONSOLIDATED PRO-FORMA STATEMENT OF FINANCIAL CONDITIONS
FOR THE PERIOD ENDED JUNE 30, 2004
(UNAUDITED)

	NetSol	CQ Systems
	as of 6/30/04	as of 3/31/04	Pro Forma		Pro Forma
	(Historical)	(Historical)	Adjustment		Combined

ASSETS

Current Assets	$3,563,501	$2,337,549	$(700,000)	(1)	$5,201,050
Property & equipment, net	4,203,580	260,517	-		4,464,097
Intangible assets, net	4,218,040	-	3,507,687	(1)	7,725,727

Total assets	$11,985,121	$2,598,066	$2,807,687		$17,390,874

LIABILITIES & STOCKHOLDERS' EQUITY

Current liabilities	$3,573,948	$1,600,914	$-		$5,174,862
Obligations under capitalized leases,
less current maturities	27,604	70,424	-		98,028
Deferred tax	-	5,366	-		5,366
Notes payable	89,656	-	2,052,254	(1)	2,141,909
Convertible debenture	937,500	-	-		937,500

Total liabilities	4,628,708	1,676,704	2,052,254		8,357,665

Stockholders' equity;
Common stock	9,483	159,210	(158,528)	(1)	10,165
Additional paid in capital	38,933,621	-	1,676,113	(1)	40,609,734
Stock subscription receivable	(497,559)	-	-		(497,559)
Treasury stock	(21,457)	-	-		(21,457)
Other comprehensive income (loss)	(150,210)	138,784	(138,784)	(1)	(150,210)
Accumulated earnings (deficit)	(30,917,465)	623,368	(623,368)	(1)	(30,917,465)

Total stockholders' equity	7,356,413	921,362	755,433		9,033,208

Total liabilities and stockholders' equity	$11,985,121	$2,598,066	$2,807,687		$17,390,873

NOTES:

(1) Elimination of Common stock and accumulated earnings of CQ Systems before the acquisition and to record the purchase of CQ Systems by NetSol.

The initial purchase price is $6,730,382, of which one-half is due at closing in cash and stock and the remaining half to be paid after the audited March 31, 2006 financials have been prepared.

The initial purchase price and 1st installment allocation is as follows:

Purchase Price allocation:		Initial	1st Installment
Common Stock, 681,965 shares		$682	$682
Additional paid in capital		1,676,113	1,676,113
Cash		700,000	700,000
Cash, provided by short-term notes		1,000,000	1,000,000
Additional consideration payable		3,353,587	1,052,254
Total purchase price		$6,730,382	$4,429,049

CQ equity (net assets and liabilities)		$921,362	$921,362
Intangible assets:
Customer Lists	1,316,880		1,316,880
Licenses	2,190,807		2,190,807
Goodwill	2,301,333
	5,809,020	5,809,020	3,507,687

		$6,730,382	$4,429,049

NETSOL TECHNOLOGIES INC AND SUBSIDIARIES
CONSOLIDATED PRO-FORMA STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2004
(UNAUDITED)

	NetSol	CQ Systems
	as of 6/30/04	as of 3/31/04	Pro Forma		Pro Forma
	(Historical)	(Historical)	Adjustment		Combined

Net Revenue	$5,749,062	$4,640,653	$-		$10,389,715

Cost of revenue	2,656,377	1,833,994	-		4,490,371

Gross profit	3,092,685	2,806,659	-		5,899,344

Operating expenses	6,028,055	1,895,988	701,537	(3)	8,625,577

Income (loss) from operations	(2,935,370)	910,671	(701,537)		(2,726,233)

Other income and (expenses)	(307,764)	(214,819)	-		(522,583)

Income (loss) from continuing operations	(3,243,134)	695,852	(701,537)		(3,248,816)

Minority interest in subsidiary	273,159	-	-		273,159

Net income (loss)	(2,969,975)	695,852	(701,537)		(2,975,657)

Other comprehensive income (loss):
Translation adjustment	(299,507)	110,837	-		(188,670)

Comprehensive income (loss)	$(3,269,482)	$806,689	$(701,537)		$(3,164,327)

EARNINGS PER SHARE

Weighted -average number of
shares outstanding	8,563,518	100,000			8,663,518

Income (loss) per share	$(0.35)	$6.96			$(0.34)

NOTES:
(1) Loss per share data shown above are applicable for both primary and fully diluted.
(2) Weighted-average number of shares outstanding for the combined entity includes all shares issued for the acquisition of 681,964 shares as if outstanding as of July 1, 2003.
(3) Amortization of intangible assets acquired in acquisition

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Naeem Ghauri, with full power of substitution, as his or her Proxy to represent and vote, as designated below, all of the shares of the Common Stock of NetSol Technologies, Inc., registered in the name of the undersigned on September 6, 2006 with the powers the undersigned would possess if personally present at the Special Meeting of Stockholders to be held at the offices of the Company located at 23901 Calabasas Road, Suite 2072, Calabasas, CA 91302 at 10:000 A.M. local time and at any adjournment thereof, hereby revokes any proxy or proxies previously given.

1. ISSUANCE OF SHARES OF COMMON STOCK UNDERLYING CONVERTIBLE NOTES, PREFERRED STOCK, AS DIVIDEND PAYMENTS AND/OR REDEMPTION UNDER THE PREFERRED STOCK AND UPON EXERCISE OF WARRANTS IN THE FINANCING.

/ / For	/ / Against	/ / Abstain

2. AMENDMENT OF ARTICLES OF INCORPORATION

/ / For	/ / Against	/ / Abstain

Discretionary authority is hereby granted with respect to such other matters as may properly come before the Special Meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN, THE PROXY WILL BE VOTED "FOR" PROPOSALS #1 AND #2, AND IN THE PROXY'S DISCRETION ON ANY OTHER MATTERS TO COME BEFORE THE MEETING.

Dated:__________________________ , 2006

______________________________________
(Signature)

______________________________________
(Second signature)

PLEASE DATE AND SIGN ABOVE exactly as your
name appears on your Stock Certificate,
indicating where appropriate, official
position or representative capacity.

ANNEX A

CONVERTIBLE NOTE AND WARRANT PURCHASE AGREEMENT

ANNEX B

12% CONVERTIBLE NOTE

ANNEX C

COMMON STOCK PURCHASE WARRANT

ANNEX D

INVESTOR RIGHTS AGREEMENT

ANNEX E

FORM OF 7% CUMULATIVE CONVERTIBLE PREFERRED STOCK